UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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ENSTAR GROUP LIMITED
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENSTAR

2019

NOTICE OF THE 2019 ANNUAL GENERAL MEETING AND PROXY STATEMENT

Dear Fellow Shareholders:
On behalf of Enstar Group Limited's Board of Directors, I invite you to join us at our 2019 Annual General Meeting of Shareholders on Tuesday, June 11, 2019 at 9:00 a.m. Atlantic time. The meeting will be held at our headquarters, Windsor Place, 3rd Floor, 22 Queen Street, in Hamilton, Bermuda, to vote on the matters described in the notice of the Annual General Meeting and the Proxy Statement that follow. We also encourage you to read our 2018 Annual Report on Form 10-K.
STRATEGY & PERFORMANCE
Enstar's strategy is to provide long-term value by delivering market-leading insurance solutions through innovation, discipline, financial optimization, and operational excellence. Despite challenges that impacted 2018 financial results, Enstar accomplished several important strategic objectives, including the acquisition of record levels of new legacy business and the completion of several capital raising transactions. Performance in core run-off operations was offset by losses in the StarStone segment and unrealized losses on the fixed income portfolio, which resulted in the first annual consolidated net loss in Enstar's history as a publicly-traded company. Enstar and Stone Point Capital are strengthening StarStone, and Enstar's Board has overseen the addition to StarStone's management team of seasoned industry leaders, who are redefining StarStone's strategy and assessing its opportunities. Given Enstar's significant asset growth during 2018, we exited the year with over $12 billion of cash and investments. Over time, we expect our investments to provide a substantial source of earnings. However, this comes with volatility, as our 2018 results reflect, particularly in the fourth quarter.
Enstar remains a leader in the run-off space and our fundamental business is strong and well-positioned for future growth.
GOVERNANCE & COMPENSATION
In 2018, our Board remained focused on its composition and the mix of skills in the boardroom. Following the addition of several strong directors since 2015, our Nominating & Governance Committee has turned its focus to bringing additional technological and cybersecurity expertise to our Board.
Following significant changes to our compensation programs during recent years, we did not make any structural changes to executive compensation in 2018. Given Enstar's 2018 financial results, however, the threshold financial metrics underlying the annual incentive program were not achieved, and therefore the company financial performance portion of the award did not pay out under the plan formula. Furthermore, although the executives achieved many of the individual objectives underlying the operational portion of the annual incentive program, the Compensation Committee, in consultation with our CEO, decided to significantly reduce the annual incentive award payments to our CEO, President and COO, in recognition of the 2018 results.
SHAREHOLDER ENGAGEMENT
Rick Becker and I continued our shareholder engagement program this year, and we were pleased to speak to a number of our large shareholders and proxy advisory firms. This gave us the opportunity to explain our business and our governance and compensation programs while listening to shareholder views. The percentage of shareholders who accepted engagement meetings declined this year, with a number of firms indicating they already had sufficient information on our compensation and governance programs. Our Board values and regularly considers the feedback received from our shareholders during engagement meetings, and we encourage other shareholders interested in speaking with us to participate.
VOTING
Your support is important, so please vote as soon as possible using the internet, telephone, or, if you received a proxy/voting instruction card, by marking, dating, and signing it, and returning it by mail. I hope to see you at the 2019 Annual General Meeting. As always, thank you for your continued support of Enstar.

Sincerely,

Robert J. Campbell
Chairman of the Board

Enstar Group Limited	i	2019 Proxy Statement

ENSTAR GROUP LIMITED
NOTICE OF 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS
June 11, 2019
To the shareholders of Enstar Group Limited:
Notice is hereby given that the 2019 Annual General Meeting of Shareholders of Enstar Group Limited (the "Company") will be held at the following location and for the following purposes:

When:	Tuesday, June 11, 2019 at 9:00 a.m. Atlantic time
Where:	Windsor Place, 3rd Floor 22 Queen Street Hamilton, Bermuda HM11
Items of Business:	1.	To elect three Class I Directors nominated by our Board of Directors to hold office until 2022.
	2.	To hold an advisory vote to approve executive compensation.
3.
To ratify the appointment of KPMG Audit Limited as our independent registered public accounting firm for 2019 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

	4.	To approve the amendment of our Bye-Laws to remove the voting cutback.
	5.	To approve the amendment of our Bye-Laws to remove subsidiary voting.
	6.	To approve the amendment of our Bye-Laws for general updates.
	7.	To act on the election of directors for our subsidiaries.
Who Can Vote:	Only holders of record of our voting ordinary shares at the close of business on April 15, 2019 are entitled to notice of and to vote at the meeting.
You are cordially invited to attend the Annual General Meeting in person. To ensure that your vote is counted at the meeting, however, please vote as promptly as possible. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your vote by proxy is revocable at your option in the manner described in the proxy statement.

By Order of the Board of Directors,

Audrey B. Taranto
Corporate Secretary
Hamilton, Bermuda
April 26, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2019
This notice of meeting, the proxy statement, the proxy card and the annual report to shareholders for the year ended December 31, 2018 are available at https://investor.enstargroup.com/annual-reports.

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TABLE OF CONTENTS

Enstar Group Limited	iii	2019 Proxy Statement

PROXY STATEMENT SUMMARY
To assist you in reviewing our proxy statement, we have summarized several key topics below. The following description is only a summary and does not contain all of the information that you should consider before voting. For more complete information, you should carefully review the rest of our proxy statement, as well as our Annual Report to Shareholders for the year ended December 31, 2018.
Annual General Meeting of Shareholders Information

Date and Time June 11, 2019 9:00 a.m., Atlantic time	Place Enstar Group Limited’s Corporate Headquarters Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda
Record Date April 15, 2019	Voting Your vote is very important and we urge you to vote as soon as possible. See Question and Answer No. 10 on Page 3 for voting instructions.
Voting Matters

Proposal	Board of Directors’ Vote Recommendation	Page References
1. Election of Directors: Robert J. Campbell Jie Liu Paul J. O'Shea	FOR the Director Nominees	Page 6 (Nominee Biographies) Page 59 (Proposal No. 1)
2. Advisory Approval of Enstar’s Executive Compensation	FOR	Page 33 (Compensation Discussion and Analysis) Page 50 (Summary Compensation Table) Page 60 (Proposal No. 2)
3. Ratification of KPMG Audit Limited as the Independent Registered Public Accounting Firm for 2019	FOR	Page 61 (Proposal No. 3) Page 61 (Audit and Non-Audit Fees Table)
4. Approval of the amendment of our Bye-Laws to remove the voting cutback	FOR	Page 63 (Proposal No. 4) Appendix A (Bye-Law Amendments)
5. Approval of the amendment of our Bye-Laws to remove subsidiary voting	FOR	Page 63 (Proposal No. 5) Appendix A (Bye-Law Amendments)
6. Approval of the amendment of our Bye-Laws for general updates	FOR	Page 63 (Proposal No. 6) Appendix A (Bye-Law Amendments)
7. Acting on Election of Directors for our Subsidiaries	FOR each Subsidiary Director Nominee	Page 64 (Proposal No. 7) Appendix B (Subsidiary Director Nominee Biographies)
Board Composition
The following describes our current Board composition and current committee assignments of each of our directors.

Director	Age	Director Since	Primary Occupation	Independent	Board Committee Membership*	Other Current Public Boards
Robert J. Campbell (Chairman)	70	2007	Partner, Beck Mack and Oliver	☑	AC, CC, NGC, IC, EC	1
Dominic F. Silvester	58	2001	CEO, Enstar Group Limited		EC	0
B. Frederick Becker	72	2015	Chairman, Clarity Group, Inc.	☑	AC, CC, NGC	0
Sandra L. Boss	52	2015	Bank of England Policy Committee Member; former McKinsey partner	☑	CC, NGC, RC, EC	1
James D. Carey	52	2013	Senior Principal, Stone Point Capital		IC	1
Hans-Peter Gerhardt	63	2015	Former CEO of Asia Capital Re, PARIS RE and AXA Re	☑	RC	0
Jie Liu	40	2017	Partner, Hillhouse Capital		IC	0
Paul J. O’Shea	61	2001	President, Enstar Group Limited			0
Hitesh R. Patel	58	2015	Former CEO, Lucida plc; former KPMG Partner	☑	AC, NGC, RC	0
Poul A. Winslow	53	2015	Managing Director, CPPIB	☑	CC, IC, EC	0
*Committee Legend: AC - Audit CC - Compensation NGC - Nominating and Governance RC - Risk IC - Investment EC - Executive

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Board Statistics

●	Added 1 new director in early 2017 (Jie Liu of Hillhouse)	●	Global Perspective: 7:3 ratio of Internationally Residing vs. US Directors
●	Average Board Tenure: 7 years (Median 4 years)	●	Average and Median Board Age: 58
Corporate Governance
Enstar is committed to sound governance, and we employ a number of practices that the Board believes are in the best interests of the Company and our shareholders. Highlights of these practices are listed below.

●	An independent director serves as Chairman of the Board	●	No "over-boarding" - none of our current directors serve on the Board of more than one other publicly traded company
●	Board Diversity Policy	●	Shareholder engagement program to solicit feedback on governance and compensation programs
●	Robust Share Ownership Guidelines for executives and non-employee directors	●	Shareholder advisory vote on executive compensation held annually
●	Majority voting standard in uncontested elections of directors	●	Compensation Committee engages an independent compensation consultant
●	No super-majority voting requirements other than as required by Bermuda law	●	Clawback Policy
●	No shareholder rights plan ("poison pill")	●	Robust code of conduct that requires all employees and directors to adhere to high ethical standards
●	Annual risk assessment of compensation programs	●	Regular executive sessions of independent directors
●	No tax gross-ups on change of control	●	Anti-hedging policy (applicable to directors and all employees)
●	Majority of independent directors, entirely independent Audit, Compensation, and Nominating and Governance Committees	●	Equity incentive plan prohibits re-pricing of underwater stock options and stock appreciation rights ("SARs")
●	Annual Board and Committee performance evaluations are conducted	●	Executive officer contractual change in control payments are "double trigger"

Enstar Group Limited	v	2019 Proxy Statement

Business Highlights
Enstar is a multi-faceted insurance group that offers innovative capital release solutions and specialty underwriting capabilities through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations. Select highlights of 2018 included:

Significant growth through acquisitions:
●	Total assets increased by approximately $3.0 billion, and we acquired $3.2 billion in gross loss reserves during 2018 through completion of eight run-off transactions.
●	Total assets as of December 31, 2018 increased 21.7% to $16.6 billion, from $13.6 billion in 2017.
●	Losses and loss adjustment expenses (loss reserves) increased by $2.0 billion due to significant acquisition activity during 2018.

Slight decrease in book value per share:
●	Impacted by 2018 net losses, fully diluted book value per share was $155.94 as of the end of 2018, compared to $159.19 at the end of 2017.
●	Since initiating our public listing process in 2006, our fully diluted book value per share has increased by a 14.2% compound annual growth rate.

Run-off performance offset by unrealized investment losses and StarStone losses:
●	Net losses of $162.4 million for the year were primarily the result of unrealized losses on our fixed income investments and losses in our StarStone segment.
●	Our Non-life Run-off segment achieved reserve savings of $306.1 million.
●	StarStone losses driven by large current year loss activity, prior year adverse development and net realized and unrealized losses.

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Executive Compensation
Philosophy:
We are a rapidly growing company operating in an extremely competitive and changing industry. Our compensation program is based on these core principles:

Incentivize performance consistent with clearly defined corporate objectives
Align our executives’ long-term interests with those of our shareholders
Fairly compensate our executives
Retain and attract qualified executives who are able to contribute to our long-term success
2018 Performance Versus Peers:

*
Source: S&P Market Intelligence for peer company data. Peer group includes the companies selected as our peers by our Compensation Committee, as described in "Compensation Discussion and Analysis - Peer Group."

Key Compensation Decisions for 2018 Performance Year:
Our Compensation Committee made the key compensation decisions listed below.

•
CEO / President / COO Long-term Incentives - No new long-term equity incentive awards were granted to these executive officers following grants made to them in 2017. Reported compensation for these executives therefore does not include a long-term equity incentive component, as awards granted in 2017 were intended to cover a three-year period.

•
Annual Incentive Awards - The Company financial performance component was not achieved, and this component of the executive officer awards was not paid. Plan awards to the CEO, President and COO were further reduced. The CEO's award was 29% of his base salary, down from 115% in 2017. Awards for the President and COO were reduced to 38% and 36% of base salaries, respectively.

•
Base Salaries - Base salaries for the CEO, President and COO were not increased during 2018. The CFO received an increase to reflect his promotion from Deputy CFO the prior year, and the U.S. CEO received a 1.5% cost of living adjustment.

•
Other Long-term Incentives - Granted long-term equity incentive awards consisting of 65% performance share units ("PSUs") and 35% restricted share units ("RSUs") to the CFO and U.S. CEO (due to the timing of the grant dates, only the PSUs are reported as 2018 compensation).

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Shareholder Engagement:

Results of 2018 Say-on-Pay: At last year's annual general meeting held on June 13, 2018, our shareholders approved the compensation of our executive officers with 89% of the total votes cast in favor of the proposal. While we aim to achieve higher approval results, our Board of Directors considers the results as indicative of a reasonable level of support for our compensation decisions and a recognition of the changes made to our compensation programs in recent years.

Engagement with Large Shareholders: In 2019, we sought feedback from our large shareholders and proxy advisory firms, speaking to the holders of approximately 20% of our outstanding voting shares, as described on page 35. We also spoke to two major proxy advisory firms, and invited conversations with additional shareholders representing 9% ownership of our outstanding ordinary shares, who advised that they did not feel a need to meet with us this year. Directors whose firms represent an additional 23% of our outstanding voting ordinary shares are actively involved in our Board's oversight of compensation and governance matters, and were not included in the engagement program.

Cautionary Statement Regarding Forward-Looking Statements
This proxy statement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to our financial condition, results of operations, business strategies, operating efficiencies, competitive positions, growth opportunities, plans and objectives of our management, as well as the markets for our securities and the insurance and reinsurance sectors in general. Statements that include words such as "estimate," "project," "plan," "intend," "expect," "anticipate," "believe," "would," "should," "could," "seek," "may" and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. Forward- looking statements may appear throughout this proxy statement, including in the Chairman's letter and Annual Incentive Plan section of Compensation Discussion & Analysis.
These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Additional important risk factors regarding Enstar can be found under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

Enstar Group Limited	viii	2019 Proxy Statement

ENSTAR GROUP LIMITED
Windsor Place, 3rd Floor
22 Queen Street
Hamilton, Bermuda

PROXY STATEMENT
2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS
QUESTIONS AND ANSWERS

1.	Why am I receiving these proxy materials?
We have made these proxy materials available to you on the internet or, in some cases, have delivered printed copies of these proxy materials to you by mail in connection with the solicitation of proxies by the Board of Directors (the "Board") of Enstar Group Limited (the "Company") for use at the 2019 Annual General Meeting of Shareholders of the Company to be held on Tuesday, June 11, 2019 at 9:00 a.m. Atlantic time at our Company headquarters, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda, and at any postponement or adjournment thereof. These proxy materials are first being sent or given to shareholders on April 26, 2019. You are invited to attend the Annual General Meeting and are requested to vote on the proposals described in this proxy statement.

2.	Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials via the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy are included in the Notice. In addition, shareholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis.
We believe that providing access to our proxy materials via the internet will expedite shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual General Meeting because we will print and mail fewer full sets of materials.

3.	What is included in these proxy materials?
These "proxy materials" include this proxy statement, our Annual Report to Shareholders for the year ended December 31, 2018 and, if you received printed copies of the proxy materials by mail, the proxy card. We have included the Annual Report for informational purposes and not as a means of soliciting your proxy.

4.	What matters are being voted on at the Annual General Meeting?
 Shareholders will vote on the following proposals at the Annual General Meeting:

1.	To elect three Class I Directors nominated by our Board of Directors to hold office until 2022.

2.	To hold an advisory vote to approve executive compensation.

3.
To ratify the appointment of KPMG Audit Limited ("KPMG") as our independent registered public accounting firm for 2019 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

4.	To approve the amendment of our Bye-Laws to remove the voting cutback.

5.	To approve the amendment of our Bye-Laws to remove subsidiary voting.

6.	To approve the amendment of our Bye-Laws for general updates.

7.	To act on the election of directors for our subsidiaries.

8.	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Enstar Group Limited	1	2019 Proxy Statement

5.	What are the Board’s voting recommendations?
 The Board recommends that you vote your shares:

1.	"FOR" the nominees to serve on our Board (Proposal No. 1).

2.	"FOR" advisory approval of the resolution on our executive compensation (Proposal No. 2).

3.
"FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm for 2019 and the authorization of our Board, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm (Proposal No. 3).

4.	"FOR" approval of the amendment of our Bye-Laws to remove the voting cutback (Proposal No. 4).

5.	"FOR" approval of the amendment of our Bye-Laws to remove subsidiary voting (Proposal No. 5).

6.	"FOR" approval of the amendment of our Bye-Laws for general updates (Proposal No. 6).

7.	"FOR" each of the subsidiary director nominees (Proposal No. 7).

6.	How can I get electronic access to the proxy materials?
 The Notice includes instructions regarding how to:

1.	View on the internet our proxy materials for the Annual General Meeting; and

2.	Instruct us to send future proxy materials to you by email.
Our proxy materials are also available on our website under "Annual General Meeting Materials" at https://investor.enstargroup.com/annual-reports.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

7.	Who may vote at the Annual General Meeting?
Only holders of record of our voting ordinary shares as of the close of business on April 15, 2019 (the "record date") are entitled to notice of and to vote at the Annual General Meeting. Holders of our non-voting convertible common shares are welcome to attend the Annual General Meeting, but may not vote these shares at the meeting or any postponement or adjournment thereof. As used in this proxy statement, the term "ordinary shares" does not include our non-voting convertible common shares. As of the record date, there were 17,970,338 ordinary shares issued and outstanding and entitled to vote at the Annual General Meeting, which number includes 13,726 unvested restricted shares. Except as set forth in our bye-laws, each ordinary share entitles the holder thereof to one vote. In accordance with our current bye-laws, certain shareholders whose shares would otherwise represent 9.5% or more of the voting power of our ordinary shares are entitled to less than one vote for each ordinary share held by them.

8.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record. If your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of American Stock Transfer & Trust Company, our stock transfer agent, you are considered the shareholder of record with respect to those shares, and the Notice or, in some cases, the proxy materials, were sent directly to you. If you request printed copies of the proxy materials, you will also receive a proxy card.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar institution, then you are the beneficial owner of shares held in street name and the Notice was forwarded to you by that institution. The institution holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to instruct that institution on how to vote the shares held in your account.

Enstar Group Limited	2	2019 Proxy Statement

9.	What do I do if I received more than one Notice or proxy card?
If you receive more than one Notice or proxy card because you have multiple accounts, you should provide voting instructions for all accounts referenced to be sure all of your shares are voted.

10.	How do I vote?
We hope that you will be able to attend the Annual General Meeting in person. Whether or not you expect to attend the Annual General Meeting in person, we urge you to vote your shares at your earliest convenience by one of the methods described below, so that your shares will be represented.
Shareholders of record can vote any one of four ways:

VIA THE INTERNET	You may vote by proxy via the internet by following the instructions provided in the Notice.
BY MAIL	If you received printed copies of the proxy materials, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.
BY TELEPHONE

You may vote by proxy by calling the telephone number found on the internet voting site or on the proxy card, if you received a printed copy of the proxy materials. However, if you plan to vote for subsidiary directors on an individual basis under Proposal No. 7, you can do so only via the internet, by mail, or in person.

IN PERSON

You, or a personal representative with an appropriate proxy, may vote by ballot at the Annual General Meeting. We will give you a ballot when you arrive. If you need directions to the Annual General Meeting, please call our offices at (441) 292-3645.

If you own shares in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to shareholders owning shares through most banks and brokers. If you own shares in street name and you wish to attend the Annual General Meeting to vote in person, you must obtain a legal proxy from the institution that holds your shares and attend the Annual General Meeting, or send a personal representative with the legal proxy, to vote by ballot. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy.

11.	What is the voting deadline if voting by internet or telephone?
 If you vote by internet or by telephone, you must transmit your vote by 11:59 p.m. Eastern time on June 10, 2019.

12.	How can I attend the Annual General Meeting?
You may attend the Annual General Meeting if you were an Enstar shareholder of record as of the close of business on April 15, 2019 or you hold a valid proxy for the Annual General Meeting. You should be prepared to present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your being admitted to the Annual General Meeting. If you are not a shareholder of record but hold shares through a broker, trustee or nominee, you should provide proof of beneficial ownership on the record date, such as a recent account statement showing your ownership, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

13.	What is the quorum requirement for the Annual General Meeting?
 Two or more shareholders present in person or by proxy and entitled to vote at least a majority of the shares entitled to vote at the meeting constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the meeting. A broker non-vote occurs when a beneficial owner of shares held in street name does not provide voting instructions and, as a result, the institution

Enstar Group Limited	3	2019 Proxy Statement

that holds the shares is prohibited from voting those shares on certain proposals. Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned, but lacking voting directions, will be counted toward the presence of a quorum.

14.	How are proxies voted?
 Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual General Meeting in accordance with the directions given or, in the absence of directions, in accordance with the Board’s recommendations as set forth in "What are the Board’s voting recommendations?" above. If any other business is brought before the meeting, proxies will be voted, to the extent permitted by applicable law, in accordance with the judgment of the persons voting the proxies.
The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, you may vote by proxy, meaning you authorize individuals named on the proxy to vote your shares. If you do not vote by proxy or in person at the Annual General Meeting, your shares will not be voted. If you own shares in street name, you may instruct the institution holding your shares on how to vote your shares. If you do not provide voting instructions, the institution may nevertheless vote your shares on your behalf with respect to the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for 2019, but not on any other matters being considered at the meeting.

15.	What are the voting requirements to approve each of the proposals?

Proposal		Voting Requirements	Effect of Abstentions	Effect of Broker Non-Votes
1.	Election of Directors	Affirmative Vote of Majority of Votes Cast	No effect on outcome	No effect on outcome
2.	Advisory approval of the Company’s executive compensation	Affirmative Vote of Majority of Votes Cast (to be approved on an advisory basis)	No effect on outcome	No effect on outcome
3.	Ratification of the appointment of KPMG as our independent registered public accounting firm for 2019 and to authorize the Board, acting through the Audit Committee, to approve its fees	Affirmative Vote of Majority of Votes Cast	No effect on outcome	Not applicable
4.	Approval of the amendment of our Bye-Laws to remove the voting cutback	Affirmative Vote of Majority of Votes Cast	No effect on outcome	No effect on outcome
5.	Approval of the amendment of our Bye-Laws to remove subsidiary voting	Affirmative Vote of Majority of Votes Cast	No effect on outcome	No effect on outcome
6.	Approval of the amendment of our Bye-Laws for general updates	Affirmative Vote of Majority of Votes Cast	No effect on outcome	No effect on outcome
7.	Election of Subsidiary Directors	Board will Cause our Corporate Representative or Proxy to Vote Subsidiary Shares in the Same Proportion as Votes Received	No effect on outcome	No effect on outcome
Each of the proposals to be voted on at the meeting is adopted by a majority of votes cast (as indicated in the table above), which means that a proposal must receive more votes "for" than votes "against" to be adopted.
For the director election in Proposal 1, each nominee must receive more votes "for" than votes "against" to have a seat on the Board. For the subsidiary directors in Proposal 7, our Board will cause our corporate representative or proxy to vote the shares we hold in these subsidiaries in the same proportion as the votes received at the meeting. Where we wholly own the subsidiary, each nominee must receive more votes "for" than votes "against" to have a seat on the subsidiary board. Voting thresholds will vary where we own less than 100% of a subsidiary's shares.
Abstentions and broker non-votes are not considered votes for the purposes of any of the above listed proposals, and therefore have no effect on the election of the director nominees or the adoption of any of the other proposals.

Enstar Group Limited	4	2019 Proxy Statement

16.	Can I change my vote after I have voted?
 You may revoke your proxy and change your vote at any time before the final vote at the Annual General Meeting. You may vote again on a later date via the internet or by telephone (in which case only your latest internet or telephone proxy submitted prior to 11:59 p.m. Eastern time on June 10, 2019 will be counted), by filling out and returning a new proxy card bearing a later date, or by attending the Annual General Meeting and voting in person. However, your attendance at the Annual General Meeting will not automatically revoke your proxy unless you vote again at the Annual General Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual General Meeting to our Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX Bermuda.

17.	Who is paying for the cost of this proxy solicitation?
 We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to the beneficial owners of our ordinary shares. In addition to solicitation by mail, certain of our directors, officers and employees may solicit proxies personally or by telephone or other electronic means without extra compensation, other than reimbursement for actual expenses incurred in connection with the solicitation.

Enstar Group Limited	5	2019 Proxy Statement

CORPORATE GOVERNANCE
Board of Directors
Our Board is divided into three classes designated Class I, Class II and Class III. The term of office for each of our Class I directors expires at this year’s Annual General Meeting; the term of office for each of our Class II directors expires at our annual general meeting in 2020; and the term of office for each of our Class III directors expires at our annual general meeting in 2021. At each annual general meeting, the successors of the class of directors whose term expires at that meeting will be elected to hold office for a term expiring at the annual general meeting to be held in the third year following the year of their election.
The Board believes that all of its directors have demonstrated professional integrity, ability and judgment, as well as leadership and strategic management abilities, and have each performed well in their respective time served as directors and contributed to the overall effectiveness of our Board.
Particular attributes that are significant to each individual director’s selection to serve on the Board are described below.
Nominees

ROBERT J. CAMPBELL
Director Since: 2007 Age: 70 Class: I Enstar Committees: Audit (Chair), Compensation, Investment (Chair), Nominating and Governance, Executive US resident; US citizen
Biographical Information: Robert Campbell was appointed as the independent Chairman of the Board in November 2011. Mr. Campbell has been a Partner with the investment advisory firm of Beck, Mack & Oliver, LLC since 1990.

Certain Other Directorships: Mr. Campbell is a director and chairman of the audit committee of AgroFresh Solutions, Inc. (formerly Boulevard Acquisition Corp.), a publicly traded global agricultural technologies company. From 2015 through 2017, he was also a director of Boulevard Acquisition Corp. II, a blank check company that completed its initial public offering in September 2015. He previously served as a director of Camden National Corporation, a publicly traded company, from 1999 to 2014.

Skills and Qualifications: Financial, accounting, and investment expertise; leadership skills
Mr. Campbell brings to the Board his extensive understanding of finance and accounting, which he obtained through over 40 years of analyzing financial services companies and which is very valuable in his role as chairman of our Audit Committee. In addition, Mr. Campbell’s investment management expertise makes him a key member of our Investment Committee, of which he serves as chairman. Mr. Campbell continues to spend considerable time and energy in his role, which is significant to the leadership and function of our Board.

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JIE LIU
Director Since: 2017 Age: 40 Class: I Enstar Committee: Investment Hong Kong resident; Canadian citizen
Biographical Information: Jie Liu is a Partner of Hillhouse Capital. Prior to joining Hillhouse Capital in 2015, Mr. Liu spent more than 10 years in the financial services industry in North America. From 2010 to 2015, he was Head of Credit and a Senior Portfolio Manager of Sentry Investments, a Canada-based asset manager. Before that, he served as a Fixed Income Research Analyst at RBC Capital Markets and a Credit Rating Specialist at Standard & Poor’s. Mr. Liu obtained an M.A. in Economics from the University of Toronto in 2004, and he also holds an M.Sc. in Applied Finance from the University of New Brunswick and a B.Com. in Finance from Soochow University.

Certain Other Directorships: Mr. Liu also serves as a director on the boards of various private investments and investment vehicles relating to the business activities of Hillhouse.
Skills and Qualifications: Investment management industry knowledge and relationships; financial expertise
Mr. Liu brings to our Board his extensive knowledge of global investment markets and the investment management industry, as well as finance skills and a global perspective that we consider highly valuable to our Board’s oversight of our investment portfolios, international operations, and growth opportunities.

PAUL J. O’SHEA
Director Since: 2001 Age: 61 Class: I Enstar Officer Title: President Bermuda resident; Irish citizen
Biographical Information: Paul O’Shea was appointed as President of the Company in December 2016. He previously served as Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001, and has also been a director throughout this time. He leads our mergers and acquisitions operations, including overseeing our transaction sourcing, due diligence, and negotiations processes. In 1994, Mr. O’Shea joined Dominic Silvester in his run-off business venture in Bermuda, and he served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. Prior to co-founding the Company, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group from 1985 until 1994.

Skills and Qualifications: Company leader; long track record of successful acquisitions; industry expertise
Mr. O’Shea is a qualified chartered accountant who has spent more than 30 years in the insurance and reinsurance industry, including many years in senior management roles. As a co-founder of the Company, Mr. O’Shea has intimate knowledge and expertise regarding the Company and our industry. He has been instrumental in sourcing, negotiating and completing numerous significant transactions since our formation.

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Continuing Directors

B. FREDERICK (RICK) BECKER
Director Since: 2015 Age: 72 Class: II Enstar Committees: Audit, Compensation (Chair), Nominating and Governance (Chair) US resident; US citizen
Biographical Information: Rick Becker is the Chairman of Clarity Group, Inc., a US national healthcare professional liability and risk management organization, which he co-founded over 15 years ago. Prior to co-founding Clarity Group, Inc., he served as Chairman and Chief Executive Officer of MMI Companies, Inc. from 1985 until its sale to The St. Paul Companies in 2000. Mr. Becker has previously served as President and CEO of Ideal Mutual and McDonough Caperton Employee Benefits, Inc., and also served as State Compensation Commissioner for the State of West Virginia.

Certain Other Directorships: Mr. Becker currently serves as a director of private companies West Virginia Mutual Insurance Company and Dorada Holdings Ltd. (Bermuda).
Skills and Qualifications: Compensation, governance, and risk management experience; industry knowledge
Mr. Becker has over 35 years of experience within the insurance and healthcare industries. The Board also values Mr. Becker’s corporate governance experience, which he has gained from serving on many other boards over the years. In addition, his previous work on compensation matters makes him well-suited to serve as Chairman of our Compensation Committee. He has an extensive background in risk management, which enhances our risk oversight and monitoring capabilities.

SANDRA L. BOSS
Director Since: 2015 Age: 52 Class: III Enstar Committees: Risk (Chair), Compensation, Nominating and Governance, Executive UK resident; Dual US / UK citizen
Biographical Information: Sandra Boss has served since September 2014 as an external member of the Bank of England’s Prudential Regulation Committee, which is responsible for the prudential regulation of banks, insurers, building societies, credit unions and major investment firms authorized in the United Kingdom. She is also an external member and Risk Committee Chair of the Bank’s RTGS/CHAPS Board, which oversees the United Kingdom’s high value payment system. In connection with her role on the RTGS/CHAPS Board, Ms. Boss also serves as a member of RTGS Renewal Committee of the Bank of England’s Court of Directors. From 2005 to 2014, Ms. Boss was a Senior Partner with McKinsey & Company, a global management consulting firm, where she held a number of senior management positions in both the United States and the United Kingdom and served as a strategic advisor to global banks and investment banks as well as to a number of public sector institutions and industry bodies on financial services policy and financial markets structure.

Certain Other Directorships: Ms. Boss has served as a non-executive director of Elementis plc, a FTSE 250 specialty chemicals company, since February 2017.
Skills and Qualifications: Regulatory experience, financial acumen, strategic management expertise
Ms. Boss brings to our Board her financial acumen, global experience in prudential regulation of financial institutions, and strategy development and oversight abilities gained from years of consulting at a highly respected, international firm. These skills are very useful to our Board as it sets strategy and oversees performance. Ms. Boss provides a unique perspective on our industry and regulatory environment, and also has a keen understanding of the financial markets in which we operate. As Chair of the Risk Committee, she draws on her experience and leads the committee in enhancing our oversight of enterprise risk.

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JAMES D. CAREY
Director Since: 2013 Age: 52 Class: II Enstar Committee: Investment US resident; US citizen
Biographical Information: James Carey is a senior principal of Stone Point Capital LLC, a private equity firm based in Greenwich, Connecticut. Stone Point Capital serves as the manager of the Trident funds, which invest exclusively in the global financial services industry. Mr. Carey has been with Stone Point Capital and its predecessor entities since 1997. He previously served as a director of the Company from its formation in 2001 until the Company became publicly traded in 2007. Mr. Carey rejoined the Board in 2013.

Certain Other Directorships: From July 2018, Mr. Carey has served as a director of Focus Financial Partners, a publicly traded company that invests in independent fiduciary wealth management firms. Mr. Carey also currently serves on certain private company boards of the portfolio companies of the Trident funds. He previously served as non-executive Chairman of PARIS RE Holdings Limited and as a director of Alterra Capital Holdings Limited (until 2013), Cunningham Lindsay Group Limited and Lockton International Holdings Limited. Mr. Carey also serves as a director of StarStone Specialty Holdings Limited and the holding companies that we and Trident established in connection with the Atrium/Arden and StarStone co-investment transactions.

Skills and Qualifications: Investment expertise; industry knowledge; significant acquisition experience
Having worked in the private equity business for 20 years, Mr. Carey brings to our Board an extensive background and expertise in the insurance and financial services industries. His in-depth knowledge of investments and investment strategies is significant in his role on our Investment Committee. We also value his contributions as an experienced director in the insurance industry as well as his extensive knowledge of the Company.

HANS-PETER GERHARDT
Director Since: 2015 Age: 63 Class: III Enstar Committee: Risk Swiss resident; German citizen
Biographical Information: Hans-Peter Gerhardt served as the Chief Executive Officer of Asia Capital Reinsurance Group from October 2015 through June 2017. He has served continuously in the reinsurance industry since 1981. He is the former Chief Executive Officer of PARIS RE Holdings Limited, serving in that position from the company’s initial formation in 2006 through the completion of its merger into Partner Re Ltd. in June 2010. He previously served as the Chief Executive Officer of AXA Re from 2003 to 2006, also serving as Chairman of AXA Liabilities Managers, the AXA Group’s run-off operation, during that time.

Certain Other Directorships: Mr. Gerhardt also serves as a non-executive director of Tokio Marine Kiln, Tokio Millennium Re and African Risk Capacity (all privately held). He previously served as a non-executive director of Asia Capital Reinsurance Group (until May 2018) and an independent director of Brit Insurance Holdings PLC until the company’s acquisition by Fairfax Financial Holdings in 2015.

Skills and Qualifications: Underwriting expertise; proven industry veteran
Mr. Gerhardt brings decades of underwriting expertise to our Board, which is important to us as we run our active underwriting businesses, Atrium and StarStone. He is a proven industry veteran, with significant leadership experience, including several successful tenures in CEO roles.

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HITESH R. PATEL
Director Since: 2015 Age: 58 Class: II Enstar Committees: Audit, Nominating and Governance, Risk UK resident; UK citizen
Biographical Information: Hitesh Patel served as Chief Executive Officer of Lucida, plc, a UK life insurance company, from 2012 to 2013, and prior to that as its Finance Director and Chief Investment Officer since 2007. Mr. Patel has over 30 years of experience working in the insurance industry, having served in the United Kingdom as KPMG LLP's Lead Partner on Insurance Accounting and Regulatory Services from 2000 to 2007. He originally joined KPMG in 1982 and trained as an auditor.

Certain Other Directorships: Mr. Patel serves as a non-executive director at Aviva Life Holdings UK Ltd and Aviva Insurance Limited (subsidiaries of Aviva plc) and as Chairman of its Audit Committee and member of the Risk and Investment Committees. He is the Independent Non-Executive Chairman of Capital Home Loans Limited, a privately held buy-to-let mortgage provider and also a non-executive director of Landmark Mortgages Limited. Mr. Patel chairs the Audit Committee and is a member of the Risk Committee and Nomination and Remuneration Committee for Capital Home Loans and Landmark Mortgages Limited. He has served as the Chair of the Insurance Committee of the Institute of Chartered Accountants of England and Wales since 2012.

Skills and Qualifications: Accounting expertise; regulatory and governance skills; industry experience
Mr. Patel brings significant accounting expertise to our Board, obtained from over two decades of auditing and advising insurance companies on accounting and regulatory issues, which is highly valuable to our Audit Committee. His experience with insurance regulations and the regulatory environment is also a key attribute because our company is regulated in many jurisdictions around the world. As a former industry CEO, he also has significant knowledge of corporate governance matters and practices, which is valuable to our Board and the Nominating and Governance Committee.

DOMINIC F. SILVESTER
Director Since: 2001 Age: 58 Class: III Enstar Committee: Executive Enstar Officer Title: Chief Executive Officer UK resident; UK citizen
Biographical Information: Dominic Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and for which Mr. Silvester has since then served as Chief Executive Officer. Prior to co-founding the Company, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited from 1988 until 1993.

Skills and Qualifications: Company leader; industry expertise; corporate strategy
As a co-founder and CEO of the Company, Mr. Silvester contributes to the Board his intimate knowledge of the Company and the run-off industry. He is well known in the industry and is primarily responsible for identifying and developing our business strategies and acquisition opportunities on a worldwide basis. Mr. Silvester has served as our CEO since the Company’s inception, demonstrating his proven ability to manage and grow the business.

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POUL A. WINSLOW
Director Since: 2015 Age: 53 Class: III Enstar Committees: Compensation, Investment, Executive Canadian resident; Danish citizen
Biographical Information: Poul Winslow is a Senior Managing Director & Global Head of Capital Markets and Factor Investing of the Canada Pension Plan Investment Board ("CPPIB"), a role he has held since 2018. Previously Mr. Winslow served as Head of External Portfolio Management and Head of Thematic Investing for CPPIB. Prior to joining CPPIB in 2009, Mr. Winslow had several senior management and investment roles at Nordea Investment Management in Denmark, Sweden and the United States. He also served as the Chief Investment Officer of Andra AP-Fonden (AP2) in Sweden.

Certain Other Directorships: Mr. Winslow is a director for the Standards Board for Alternative Investments, an international standard-setting body for the alternative investment industry. He previously served as a director of Viking Cruises Ltd., a private company, from 2016 to 2018.

Skills and Qualifications: Investment expertise; compensation and governance experience
Mr. Winslow brings significant investment expertise to our Board gained from his years in senior investment roles, which is highly valuable to our Investment Committee as it oversees our investment strategies and portfolios. His experiences at CPPIB, including exposure to compensation and governance policies, are valuable in his role on our Compensation Committee.

Directorship Arrangements
On June 3, 2015, CPPIB purchased 1,501,211 shares of Enstar from the First Reserve partnerships ("First Reserve"). In connection with the 2015 transaction: (i) First Reserve's shareholder rights terminated and (ii) we and CPPIB entered into a new Shareholder Rights Agreement granting CPPIB contractual shareholder rights that were substantially similar to those rights previously held by First Reserve, including the right to designate one representative to our Board. CPPIB designated Poul Winslow as a director of the Company, and he was appointed in September 2015. The designation right terminates if CPPIB ceases to beneficially own at least 75% of the total number of voting and non-voting shares acquired by it from First Reserve. CPPIB has subsequently acquired additional shares, and its current direct and indirect holdings constitute an economic interest of approximately 17.9%.
Independence of Directors
Our Board currently consists of ten directors, of which eight are non-management directors, and six are independent. Nasdaq listing standards require that a majority of our directors be independent. For a director to be considered independent, the Board must determine that the director meets the definition of independence included in Nasdaq Marketplace Rule 5605(a)(2). This requires a determination that the director does not have any direct or indirect material relationship with us either directly or as a partner, owner, or executive officer of an organization that has a relationship with us. Our Board makes these determinations primarily based on a review of the responses of the directors to questions regarding employment and compensation history, family relationships and affiliations, discussions with the directors, and any other known relevant facts and circumstances.
The Board determined that the following six directors are independent as defined by Nasdaq Marketplace Rule 5605(a)(2):

•	Robert Campbell

•	Rick Becker

•	Sandra Boss

•	Hans-Peter Gerhardt

•	Hitesh Patel

•	Poul Winslow
For details about certain relationships and transactions among us and our executive officers and directors, see "Certain Relationships and Related Transactions." Our Board, in making its independence determinations, considered the relationships noted in that section with respect to CPPIB (for Mr. Winslow), which has an ownership interest in Wilton Re Ltd. ("Wilton Re"). Although Mr. Winslow is an employee of CPPIB and serves as its designated representative

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on our Board, he does not have a material direct or indirect interest in the reinsurance we have with Continental Assurance Company, where our reinsurance recoverable existed prior to Wilton Re's acquisition of this company.
In determining Ms. Boss' independence, the Board considered that Ms. Boss serves as an External Member of the Prudential Regulation Committee of the Bank of England ("PRC"), which regulates our UK insurance subsidiaries, including our Lloyd's operations. To avoid any potential conflicts, she has enacted broad recusals with the PRC so that she does not participate in non-life company matters or insurance policy matters (our only PRC-regulated companies are non-life companies). The Board reviewed these matters and is satisfied that the recusals are effective in addressing any potential issues.
Board Leadership Structure
The Company has separated the positions of Chairman of the Board and Chief Executive Officer. Robert Campbell, an independent director, has served as Chairman since 2011. The Board believes that separating the roles of Chairman and CEO and having Mr. Campbell serve as Chairman is the most effective leadership structure for us at this time.
The Board believes Mr. Campbell is well suited to assist with the execution of strategy and business plans, to play a prominent role in setting the Board’s agenda, to act as the liaison between the Board and our senior management, and to preside at Board and shareholder meetings.
The Board believes that our corporate governance structure appropriately satisfies the need for objectivity, and includes several effective oversight means, such as:

●	the roles of Chairman and CEO are separated;
●	the Chairman is an independent director;
●	a majority of our directors are independent;
●	before or after regularly scheduled Board meetings, the independent directors meet in executive session to review, among other things, the performance of our executive officers; and
●	the Audit, Compensation and Nominating and Governance committees of the Board consist solely of independent directors who perform key functions, such as:
	-	overseeing the integrity and quality of our financial statements and internal controls;
	-	establishing senior executive compensation;
	-	reviewing director candidates and making recommendations for director nominations; and
	-	overseeing our corporate governance structure and practices.
The Board recognizes, however, that no single leadership model is right for all companies at all times and that, depending on the circumstances in the future, other leadership models might be appropriate for us.
Board Committees
The Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, a Risk Committee, an Investment Committee and an Executive Committee. Each of our committees operates under a written charter that has been approved by the Board. Each Committee reviews its charter annually, and recommends any proposed changes to the Board. Current copies of the charters for all of our committees are available on our website at http://www.enstargroup.com/corporate-governance. In addition, any shareholder may receive copies of these documents in print, without charge, by contacting the Corporate Secretary at P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda.
Our Board of Directors met a total of six times during the year ended December 31, 2018.
The primary responsibilities of each of our committees, as well as the current composition of our committees and the number of committee meetings held during 2018, are described below.

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Audit Committee
The primary responsibilities of our Audit Committee include:
•    overseeing our accounting and financial reporting process, including our internal controls over financial reporting;
•    overseeing the quality and integrity of our financial statements;
•    reviewing the qualifications and independence of our independent auditor;
•    reviewing the performance of our internal audit function and independent auditor;
•    reviewing related party transactions;
•    overseeing our compliance with legal and regulatory requirements;
•    appointing and retaining our independent auditors;
•    pre-approving compensation, fees and services of the independent auditors and reviewing the scope and results of their audit; and
•    periodically reviewing our risk exposures and the adequacy of our controls over such exposures.
Each member of the Audit Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2) and under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Our Board has determined that Messrs. Campbell, Becker, and Patel qualify as audit committee financial experts pursuant to the definition set forth in Item 407(d)(5)(ii) of Regulation S-K, as adopted by the SEC.
Committee Members: Robert Campbell (Chair) Rick Becker Hitesh Patel
Number of Meetings in 2018: 7

Compensation Committee
The primary responsibilities of our Compensation Committee include:

•     determining the compensation of our executive officers;

•     establishing our compensation philosophy;

•     overseeing the development and implementation of our compensation programs, including our incentive plans and equity plans;

•     overseeing the risks associated with the design and operation of our compensation programs, policies and practices; and

•     periodically reviewing the compensation of our directors and making recommendations to our Board with respect thereto.

Each member of the Compensation Committee is a non-management director, is independent as defined in Nasdaq Marketplace Rule 5605(a)(2), and meets the enhanced independence standards applicable to compensation committee members in Nasdaq Marketplace Rule 5605(d)(2) and the Exchange Act. Additional information on the Compensation Committee and the role of management in setting compensation is provided below in "Executive Compensation - Compensation Discussion and Analysis."
Committee Members: Rick Becker (Chair) Sandra Boss Robert Campbell Poul Winslow
Number of Meetings in 2018: 4

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Nominating and Governance Committee
The primary responsibilities of our Nominating and Governance Committee include:
•     identifying individuals qualified to become directors and reviewing any candidates proposed by directors, management or shareholders;
•     recommending committee appointments to the Board;
•     recommending the annual director nominees to the Board and the shareholders;
•     establishing director qualification criteria;
•     establishing and overseeing the group’s governance and communication frameworks and confirming the operating effectiveness of both;
•     supporting the succession planning process; and
•     advising the Board with respect to corporate governance-related matters.
Each member of the Nominating and Governance Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2).
Committee Members: Rick Becker (Chair) Sandra Boss Robert Campbell Hitesh Patel
Number of Meetings in 2018: 5

Risk Committee
The primary responsibilities of our Risk Committee include:
•     assisting the Board in overseeing the integrity and effectiveness of the Company's enterprise risk management framework;
•     reviewing and evaluating the risks to which we are exposed, as well as monitoring and overseeing the guidelines and policies that govern the processes by which we identify, assess, and manage our exposure to risk;
•     reviewing and monitoring our overall risk strategy and Board-approved risk appetite and overseeing any significant mitigating actions required;
•     reviewing the Company’s forward-looking risk and solvency assessment and general capital management;
• periodically reviewing and approving the level of risk assumed in underwriting, investment and operational activities; and
• reviewing and monitoring the potential impact of emerging risks.
Ms. Boss and Messrs. Gerhardt and Patel are non-management directors, and each are independent as defined in Nasdaq Marketplace Rule 5605(a)(2).
(1)Hans-Peter Gerhardt was appointed to the Risk Committee in February 2019.
(2)Walker Rainey is a non-executive director of our subsidiary StarStone Specialty Holdings Limited, and serves as chair of its Underwriting and Risk Committee.
(3)Orla Gregory is the Company's Chief Operating Officer. The Board has included Ms. Gregory on the Risk Committee because of her strategic and operational involvement with the Chief Risk Officer and as the Chair of the Company's Management Risk Committee.
Committee Members: Sandra Boss (Chair) Hans-Peter Gerhardt(1) Hitesh Patel Walker Rainey(2) Orla Gregory(3)
Number of Meetings in 2018: 5

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Investment Committee
The primary responsibilities of our Investment Committee include:

•     determining our investment strategy;

•     developing and reviewing our investment guidelines and overseeing compliance with these guidelines and various regulatory requirements and any applicable loan covenants;

•     overseeing our investments, including approval of investment transactions;

•     overseeing the selection, retention and evaluation of outside investment managers;
•     overseeing investment-related risks, including those related to the Company’s cash and investment portfolios and investment strategies; and

•     reviewing and monitoring the Company’s investment performance quarterly and annually against plan and external benchmarks agreed from time to time.

Four members of the Investment Committee (Messrs. Campbell, Carey, Winslow, and Liu) are non-management directors, and two members (Messrs. Campbell and Winslow) are independent under Nasdaq Marketplace Rule 5605(a)(2).
*Orla Gregory is the Company's Chief Operating Officer. The Board has included Ms. Gregory on the Investment Committee because it believes her strategic and operational involvement with the Chief Investment Officer and Enstar investment team provides a significant benefit to the functioning of the committee.
Committee Members: Robert Campbell (Chair) James Carey Poul Winslow Jie Liu Orla Gregory*
Number of Meetings in 2018: 4

Executive Committee
The primary responsibility of our Executive Committee is to exercise the power and authority of the Board when the entire Board is not available to meet, except that the Executive Committee may not authorize the following:

•     the issuance of equity securities of the Company;

•     the merger, amalgamation, or other change in control transaction of the Company;

•     the sale of all or substantially all of the assets of the Company;

•     the liquidation or dissolution of the Company;

•     any transaction that, in the aggregate, exceeds 10% of the Company’s total assets;

•     any action that requires approval of the entire Board by the Company’s Memorandum of Association or the Company’s Bye-laws; or

•     any action prescribed by applicable law, rule or regulation, including but not limited to those prescribed by listing rules or SEC regulations (such as those powers granted to the Compensation, Audit, and Nominating and Governance Committees and requiring independent director decisions).

* It is not unexpected for the Executive Committee to hold no meetings in a given year, as it is only used in situations where the full Board cannot reasonably be convened.
Committee Members: Robert Campbell (Chair) Sandra Boss Dominic Silvester Poul Winslow
Number of Meetings in 2018: 0*
Attendance at Meetings
We expect our directors to attend all meetings of our Board, all meetings of all committees of the Board on which they serve and each annual general meeting of shareholders, absent extraordinary circumstances.

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In 2018, during the time they were serving, all of the directors attended at least 75% of the meetings of the Board and the committees of the Board on which the director served.
All directors then serving attended the 2018 annual general meeting of shareholders. In addition, in 2018, our independent directors met each quarter in executive sessions without management.
Board Oversight of Risk Management
Risk assumption is inherent in our business, and appropriately setting risk appetite and executing our business strategies accordingly is key to our successful performance. Effective risk oversight is an important priority for the Board, which has placed strong emphasis on ensuring that we have a robust risk management framework to identify, measure, manage, monitor, and report risks that may affect the achievement of our strategic, operational and financial objectives. The overall objective of our enterprise risk management ("ERM") framework is to support good risk governance while facilitating the achievement of business objectives aligned to risk appetite. Our ERM framework contributes to an effective business strategy, capital management decision making, efficiency in operations and processes, strong financial performance, reliable financial reporting, regulatory compliance, a good reputation with key stakeholders and business continuity planning. Our Board and its committees have risk oversight responsibility and play an active role in overseeing the management of the risks we face.
Risk appetite and tolerance is set by our Board and reviewed annually. The primary objective of our risk appetite framework is to monitor and protect the Group from an unacceptable level of loss, compliance failures and adverse reputational impact. Accountability for the implementation, monitoring and oversight of risk appetite is assigned to individual corporate executives and monitored and maintained by the Risk Management function. Risk tolerance levels are monitored and deviations from pre-established levels are reported in order to facilitate responsive action.
While all of the Board's committees play a role in risk management, the Risk Committee, reporting to the full Board, oversees our enterprise risk. Our ERM governance structure is supported by a management risk committee (with regional sub-committees for our non-life run off operations) that reports to our Board's Risk Committee. Each of our active underwriting businesses (StarStone and Atrium) has a dedicated underwriting and risk committee that monitors underwriting and other risk-taking activities to assure alignment with subsidiary board-approved risk appetites (which are aligned to the Company's risk appetite). These committees also provide regular reporting to the Risk Committee. In addition, the Company's Chief Risk Officer attends Board, Risk Committee, Audit Committee, and Investment Committee meetings.
Our ERM framework consists of numerous processes and controls that have been designed by management and implemented by employees across our organization.
The Board and its committees receive information from management relating to performance against risk appetite and strategy and regularly review information regarding, among other things, acquisitions, active underwriting, loss reserves, credit, liquidity and capital, investments, operations, and information security, and the risks associated with each. Our Risk Committee assists the Board in overseeing the integrity and effectiveness of our ERM framework, reviewing and evaluating the risks to which we are exposed as well as monitoring and overseeing the guidelines and policies that govern the processes by which we identify, assess and manage our exposure to risk.
Our Risk Committee is active in continuing to drive enhancements to our ERM reporting and risk appetite framework. During 2018, the Risk Committee led the review of our capacity to absorb loss and the enhancement of a unified risk appetite framework and investment risk framework, conducted deep dive discussions on specific areas of risk including those within our active underwriting and operational risk areas and continued to consider developments to our risk governance and reporting. The Risk Committee regularly meets with members of management, including members of our management risk committee and capital management committee, to evaluate the material risks we face, including the leaders of our investments, underwriting, capital management, actuarial, tax, information technology and regulatory/compliance areas.
For more information on our ERM framework and risk profile, refer to "Item. 1 Business - Enterprise Risk Management" of our Annual Report on Form 10-K for the year ended December 31, 2018.

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 Our committees support the Board’s oversight of risk management in the following ways:

Committee		Risk Management Responsibilities
Risk Committee	•	Assists the Board in overseeing the integrity and effectiveness of the Company's ERM framework
	•	Reviews and evaluates the risks to which the Company is exposed
	•	Monitors the guidelines and policies that govern the process by which the Company identifies, assesses, and manages its exposure to risk
	•	Reviews reinsurance programs and practices to ensure consistency with the Company's business plan and aggregate written exposures
	•	Reviews information security matters and makes recommendations to the Board
	•	Reviews our overall risk appetite with input from management
Audit Committee	•	Oversees the Company's internal controls over financial reporting
•
Receives direct reports on internal controls from the Company’s Internal Audit leadership, who meets with the committee on a quarterly basis and maintains an open dialogue with the Audit Committee Chairman

Compensation Committee	•
Oversees risks relating to our compensation practices by conducting an annual risk assessment of our compensation programs to ensure they are properly aligned with Company performance and do not provide incentives for employees to take inappropriate or excessive risks

Nominating and Governance Committee	•	Oversees risks relating to corporate governance matters, including with respect to reviewing Board and Committee composition and the Company’s relations with shareholders
	•	Oversees and supports the Board in management succession planning
Investment Committee	•	Regularly evaluates and tests the Company's investment portfolio and investment strategies under various stress scenarios
	•	Oversees compliance with investment guidelines, which assist the Company in monitoring the Company's investment-related risks
	•	Monitors and evaluates the Company's internal investment management department and external investment managers

Enstar Group Limited	17	2019 Proxy Statement

Director Nominations, Qualifications and Recommendations
When identifying and evaluating director nominees, our Nominating and Governance Committee considers the nominees’ personal and professional integrity, judgment, ability to represent the interests of the shareholders, and knowledge regarding insurance, reinsurance and investment matters, as well as other factors discussed below. The Nominating and Governance Committee has primarily identified candidates through its periodic solicitation of recommendations from members of the Board and individuals known to the Board, use of third-party search firms retained by the Nominating and Governance Committee, and shareholders. However, in certain private placement or acquisition-related transactions, parties have obtained the right to designate a board representative.
No new directors were added in 2018. The most recent addition to the Board was Jie Liu, Partner of Hillhouse Capital, who was appointed in February 2017 to fill the vacancy created when the director representative from Goldman Sachs resigned in late 2016 in connection with the sale of substantially all of its fund's shares in Enstar.
Each year, the Board and each committee conduct performance evaluations, which include consideration of whether we have the collective skill sets necessary to effectively oversee the Company's affairs. If the Board identifies areas where additional expertise would enhance the composition of the Board, the Nominating and Governance Committee will lead our efforts to identify suitable candidates with such expertise. The Nominating and Governance Committee may use third-party search firms and consider suggestions from Board members familiar with potential candidates who may be available in the market. Once a candidate is identified, the Nominating and Governance Committee undertakes an evaluation process.
The evaluation of new director candidates involves several steps, not necessarily taken in any particular order. The Nominating and Governance Committee reviews and verifies the candidate's qualifications and background information and evaluates the candidate's attributes relative to the identified needs of the Board. If the Nominating and Governance Committee wishes to pursue a candidate further, it arranges candidate interviews with committee members and other directors. After assessing the feedback, the Nominating and Governance Committee presents each selected candidate to the Board for consideration.
For incumbent directors, the Nominating and Governance Committee reviews each director’s overall service to the Company during the director’s term, including the director’s level of participation and quality of performance. The Nominating and Governance Committee considered and nominated the candidates proposed for election as directors at the Annual General Meeting, with the Board unanimously agreeing on the nominees.
While the Board is currently satisfied with the collective skill set of the directors, the directors have noted that additional information technology experience would enhance the Board's oversight and involvement in the Company's strategic information technology initiatives and oversight of cybersecurity risk, especially in light of the recent focus on technology and data-driven changes in the insurance industry. Accordingly, the Board has been actively recruiting to find a director with this expertise within our industry and with experience relevant to our business, and seeks to add such a director in the future.
Diversity
We seek to identify candidates who represent a mix of backgrounds and experiences that will improve the Board’s ability, as a whole, to serve our needs and the interests of our shareholders. In February 2019, the Board adopted a formal diversity policy applicable to the selection of directors. The Board considers diversity to include gender, ethnicity, nationality, age, sexual orientation, geographic background, and other personal characteristics. The Board's diversity policy requires the Nominating and Governance to actively consider diversity in its regular assessments of board composition and in its efforts to identify potential director candidates, including specifically instructing any director search firm (if engaged) to include diverse candidates in its search.
Director Qualifications
Our Board has identified several categories of primary skills and/or experience that we look for in our directors. The Board reviews these categories from time to time, alongside its consideration of whether there are new areas that would benefit it in executing its oversight duties. These categories are set forth and defined below under the heading, "Board Skills Summary."

Given the complex nature of our business and the insurance and reinsurance industry, we seek to include directors whose experiences, although varying and diverse, are also complementary to and demonstrate a familiarity with the substantive matters necessary to lead the
Company and navigate our insurance businesses.

Enstar Group Limited	18	2019 Proxy Statement

Board Skills Summary
The chart below highlights several categories of skills for our directors, and we have indicated the particular strengths of each director in the columns shown. While many of our directors have a wide range of experience covering all of these areas, we specifically designate expertise or leading experience in the following categories:

•	extensive insurance industry experience - including in executive, director, or other leadership roles at major insurance institutions

•	risk management - in terms of establishing risk appetite levels and risk management processes for our operations, acquisitions, underwriting and investment portfolios

•	finance and accounting - including developing and understanding our finance and capital management needs in line with our Company strategies, as well as financial reporting and audit-related expertise

•	investment - expertise related to assessing our investment portfolios and determining our investment strategy in line with our risk appetite

•	strategy - challenging management on setting and/or adjusting business strategies, including acquisitions, divestitures, operations, and investments

•	corporate governance - including understanding, developing, and championing governance procedures and protections that drive Board and management accountability and protection of shareholder interests

•
regulatory and government - a deep understanding of the highly regulated environment in which we operate, and the ever-changing regulations and requirements that govern our operations and shape our future strategies

•
information technology and cybersecurity - expertise related to information technology and data security and a deep current understanding of technology-driven innovation and challenges in our industry and business (our Board currently relies on engagement with IT senior management and third-party advisors, as needed, for this skill set as it seeks new director candidates with this skill)

	Extensive Insurance Industry Experience	Risk Management	Finance and Accounting	Investment	Strategy	Corporate Governance	Regulatory and Government
Robert Campbell		☑	☑	☑		☑
Rick Becker	☑	☑	☑		☑	☑
Sandra Boss		☑	☑		☑	☑	☑
James Carey	☑		☑	☑	☑
Hans-Peter Gerhardt	☑	☑			☑		☑
Jie Liu			☑	☑	☑
Paul O'Shea	☑		☑		☑		☑
Hitesh Patel	☑	☑	☑	☑		☑	☑
Dominic Silvester	☑		☑		☑
Poul Winslow		☑	☑	☑		☑
Shareholder Recommendations
In accordance with its charter, the Nominating and Governance Committee will consider director candidates submitted by shareholders. Shareholders may recommend candidates to serve as directors by submitting a written notice to the Nominating and Governance Committee at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda. Shareholder recommendations must be accompanied by sufficient information to assess the candidate’s qualifications and contain the candidate’s consent to serve as director

Enstar Group Limited	19	2019 Proxy Statement

if elected. Shareholder nominees will be evaluated by the Nominating and Governance Committee in the same manner as nominees it selects itself.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee is or was during 2018 an employee, or is or ever has been an officer, of the Company. During the year ended December 31, 2018, no executive officer served as a member of the Compensation Committee or as a director of another entity having an executive officer serving on our Compensation Committee or as one of our directors.
Code of Conduct
We have adopted a Code of Conduct that applies to all of our directors and employees, including all senior executives and financial officers. A copy of our Code of Conduct is available on our website at http://www.enstargroup.com/corporate-governance by clicking on "Code of Conduct."
In addition, any shareholder may receive a copy of the Code of Conduct or any of our committee charters in print, without charge, by contacting Investor Relations at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton HM JX, Bermuda. We intend to post any amendments to our Code of Conduct on our website. In addition, we intend to disclose any waiver of a provision of the Code of Conduct that applies to our senior executives and financial officers by posting such information on our website or by filing a Form 8-K with the SEC within the prescribed time period. No such waivers currently exist.
Shareholder Communications with the Board
Shareholders and other interested parties may send communications to the Board by sending written notice to:

Enstar Group Limited Attention: Corporate Secretary P.O. Box HM 2267 Windsor Place, 3rd Floor 22 Queen Street Hamilton, HM JX Bermuda
The notice may specify whether the communication is directed to the entire Board, to the independent directors, or to a particular Board committee or individual director.
Our Corporate Secretary will handle routine inquiries and requests for information. If our Corporate Secretary determines the communication is made for a valid purpose and is relevant to the Company and its business, our Corporate Secretary will forward the communication to the entire Board, to the independent directors, to the appropriate committee chairman or to the individual director as the notice was originally addressed. At each regular meeting of the Board, our Corporate Secretary will present a summary of all communications received since the previous meeting that were not forwarded and will make those communications available to the directors on request.

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DIRECTOR COMPENSATION
2018 Director Compensation Program
Our Compensation Committee is responsible for periodically reviewing non-employee director compensation and making recommendations to our Board with respect to any changes. The Compensation Committee conducts a comprehensive review no less than biennially, which may include working with our independent compensation consultant.
In 2018, our director compensation program included:

•	a retainer payable quarterly for non-employee directors, and additional retainers payable quarterly for the Chairman of the Board and certain committee chairs;

•	an equity retainer payable annually in the form of restricted ordinary shares with a one-year vesting period for non-employee directors and the Chairman of the Board; and

•	meeting fees for all Board and committee meetings attended.
Directors who are employees of the Company receive no fees for their services as directors. Pursuant to the terms of his employment with Canada Pension Plan investment Board ("CPPIB"), cash fees earned by Mr. Winslow are paid directly to CPPIB, and he has waived his equity retainer fee. In addition, pursuant to the terms of his employment with Hillhouse Capital, cash fees earned by Mr. Liu are paid directly to Hillhouse Capital.
Our director retainer and meeting fees in place as of December 31, 2018 are set forth below. Committee fees differ due to workload and composition of each committee and are periodically evaluated by the Compensation Committee.

2018 Retainer Fees	Annual Amounts Payable	2018 Meeting Fees	Amounts Payable for Attendance
Non-Employee Directors(1)	$150,000	Board Meetings (in Person)	$3,500
Chairman of the Board(1)	$150,000	Board Meetings (by Phone)	$1,000
Audit Committee Chairman	$10,000	Audit Committee Meetings	$1,500
Compensation Committee Chairman	$10,000	Compensation Committee Meetings	$1,250
Nominating and Governance Committee Chairman	$5,000	Nominating and Governance Committee Meetings	$1,000
Investment Committee Chairman	$5,000	Investment Committee Meetings	$1,250
Risk Committee Chairman	$10,000	Risk Committee Meetings	$1,250

(1)	The non-employee director fee and the Chairman of the Board fee are each payable half in cash and half in restricted ordinary shares subject to a one-year vesting period.
Deferred Compensation Plan
The Amended and Restated Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors (the "Deferred Compensation Plan") provides each non-employee director with the opportunity to elect (i) to defer receipt of all or a portion of his or her cash or equity compensation until retirement or termination and (ii) to receive all or a portion of his or her cash compensation for services as a director in the form of our ordinary shares instead of cash.
Non-employee directors electing to defer compensation have such compensation converted into share units payable as a lump sum distribution after the director leaves the Board. The lump sum share unit distribution is made in the form of ordinary shares, with fractional shares paid in cash. Non-employee directors electing to receive compensation in the form of ordinary shares receive whole ordinary shares (with any fractional shares payable in cash) as of the date compensation would otherwise have been payable. A director's participation in the Deferred Compensation Plan does not affect the vesting schedule of the equity portion of the retainer fees described above.

Enstar Group Limited	21	2019 Proxy Statement

Director Compensation Table
The following table summarizes the 2018 compensation of our non-employee directors who served during the year. Messrs. Silvester and O'Shea, as employees, are not eligible to receive compensation for Board service.

Name	Fees Earned or Paid in Cash(1)(2)	Stock Awards(2)(3)	Total
Robert J. Campbell	$211,500	$150,000	$361,500
Rick Becker	$133,000	$75,000	$208,000
Sandra L. Boss	$118,750	$75,000	$193,750
James D. Carey	$94,000	$75,000	$169,000
Hans-Peter Gerhardt	$92,500	$75,000	$167,500
Hitesh R. Patel	$119,250	$75,000	$194,250
Jie Liu(4)	$95,000	$75,000	$170,000
Poul A. Winslow(5)	$106,000	$—	$106,000

(1)	Director fees listed in this column may be deferred by directors under the Deferred Compensation Plan.

(2)
Share units (rounded to the nearest whole share) acquired in lieu of the cash compensation portion of director retainer fees for 2018 under the Deferred Compensation Plan were as follows: (a) Mr. Campbell — 1,032 units; (b) Mr. Becker — 324 units; (c) Mr. Carey — 459 units; and (d) Mr. Patel — 367 units. Total share units under the Deferred Compensation Plan held by directors as of the record date are described in the footnotes to the Principal Shareholders and Management Ownership table.

(3)
This column lists the aggregate grant date fair value of Enstar restricted ordinary shares awarded to directors as part of their Board retainer and Chairman of the Board retainer, computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718. The value of the restricted ordinary shares is determined based on the closing price of our ordinary shares on the grant date. For information on the valuation assumptions with respect to awards made, refer to Note 19 to our consolidated financial statements for the year ended December 31, 2018, as included in our Annual Report on Form 10-K for the year ended December 31, 2018. The amounts above reflect the grant date fair value for these awards, excluding the accounting effect of any estimate of future forfeitures, and do not necessarily correspond to the actual value that might be recognized by the directors.

Restricted ordinary shares are subject to a one-year vesting period and are forfeited in their entirety if a director leaves the Board prior to the vesting date. Restricted ordinary share awards listed in this column may be deferred by directors under the Deferred Compensation Plan in the form of restricted share units, subject to the same one-year vesting period ("RSUs"). The number of restricted ordinary shares or RSUs (rounded to nearest whole share) acquired by our directors during 2018 was as follows: (a) Mr. Campbell — 717 RSUs; (b) Mr. Becker — 359 RSUs; (c) Ms. Boss — 359 restricted ordinary shares; (d) Mr. Carey – 359 RSUs; (e) Mr. Gerhardt — 359 restricted ordinary shares; (f) Mr. Liu — 359 restricted ordinary shares and (g) Mr. Patel — 359 RSUs. Fractional amounts are payable in cash at the time of vesting. Total restricted ordinary shares and RSUs held by directors as of the record date are described in the footnotes to the Principal Shareholders and Management Ownership table.

(4)	Fees earned by Mr. Liu in cash are payable directly to Hillhouse Capital pursuant to the terms of his employment.

(5)	Mr. Winslow has waived his equity retainer. Fees earned by him in cash are payable directly to CPPIB pursuant to the terms of his employment.

Enstar Group Limited	22	2019 Proxy Statement

EXECUTIVE OFFICERS

DOMINIC F. SILVESTER
Title: Chief Executive Officer Officer Since: 2001 Age: 58
Biographical Information: Dominic Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and for which Mr. Silvester has since then served as Chief Executive Officer. Prior to co-founding the Company, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited from 1988 until 1993.

PAUL J. O’SHEA
Title: President Officer Since: 2001 Age: 61
Biographical Information: Paul O’Shea was appointed as President of the Company in December 2016. He previously served as Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001, and has also been a director throughout this time. He leads our mergers and acquisitions operations, including overseeing our transaction sourcing, due diligence, and negotiations processes. In 1994, Mr. O’Shea joined Dominic Silvester in his run-off business venture in Bermuda, and he served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. Prior to co-founding the Company, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group from 1985 until 1994.

ORLA M. GREGORY
Title: Chief Operating Officer Officer Since: 2015 Age: 45
Biographical Information: Orla Gregory was appointed as Chief Operating Officer during 2016. She previously served as Chief Integration Officer from February 2015; Executive Vice President of Mergers and Acquisitions of our subsidiary, Enstar Limited, from May 2014; and Senior Vice President of Mergers and Acquisitions from 2009. She has been with the Company since 2003. Ms. Gregory served as Financial Controller of Irish European Reinsurance Company Ltd. in Ireland from 2001 to 2003, and she was an Investment Accountant with Ernst & Young Bermuda 1999 to 2001. Prior to that, Ms. Gregory worked for QBE Insurance & Reinsurance (Europe) Limited in Ireland from 1993 to 1998 as a Financial Accountant.

GUY T.A. BOWKER
Title: Chief Financial Officer Officer Since: 2017 Age: 41
Biographical Information: Guy Bowker was appointed as Chief Financial Officer on January 1, 2018. He previously served as Chief Accounting Officer since joining the Company in September 2015 and was appointed as Deputy CFO during 2017 as part of his transition to the role of CFO. From 2010 to 2015, Mr. Bowker held the role of Senior Vice President - Controller of Platinum Underwriters Holdings, Ltd. From 2007 to 2010, he was the Director of Finance for American International Group in Bermuda. He is an alumnus of Deloitte’s insurance practice and a member of Chartered Professional Accountants Bermuda and Chartered Accountants Australia and New Zealand. He is also a Chartered Insurer and Fellow of the Chartered Insurance Institute in the United Kingdom.

Enstar Group Limited	23	2019 Proxy Statement

PAUL M.J. BROCKMAN
Title: President and Chief Executive Officer, Enstar (US), Inc Officer Since: 2017 Age: 46
Biographical Information: Paul Brockman is the President and Chief Executive Officer of Enstar (US) Inc. ("Enstar US"). He served as President and Chief Operating Officer of Enstar US since November 2014. From October 2012 to November 2014, he served as Senior Vice President, Head of Commutations for Enstar US. Before joining Enstar US, he worked as Head of Reinsurance for Resolute Management Services UK Ltd. in its London office from April 2007 to October 2012 and, from April 2001 to April 2007, he worked as Manager of Reinsurance Cash Collection and Debt Litigation within the reinsurance asset division of Equitas Management Services Ltd in London.

DAVID J. ATKINS
Title: Chief Executive Officer, Enstar (EU) Limited Officer Since: 2017 Age: 44
Biographical Information: David Atkins was appointed the Chief Executive Officer of Enstar (EU) Limited ("Enstar EU") in January 2016 and continues to serve as Group Head of Claims. From October 2010 to December 2015, he served as Chief Operating Officer of Enstar EU; from April 2007 to October 2010 as Head of Claims and Commutations; and from 2003 to 2007 as Manager of Commutations. Prior to 2003, he served as Manager of Commutation Valuations for Equitas Management Services Limited in London from 2001 to 2003, and as an Analyst in the Reserving and Commutations Department from 1997 to 2001.

Enstar Group Limited	24	2019 Proxy Statement

PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP
The table below sets forth information as of March 31, 2019 (unless otherwise provided herein) regarding beneficial ownership of our voting ordinary shares by each of the following, in each case based on information provided to us by these individuals:

•	each person or group known to us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our current directors and director nominees;

•	each of the individuals named in the Summary Compensation Table; and

•	all of our current directors and executive officers as a group.
The table describes the ownership of our voting ordinary shares (including restricted voting ordinary shares), which are the only shares entitled to vote at the Annual General Meeting. Percentages are based on 17,966,593 ordinary shares outstanding as of March 31, 2019. Certain shareholders listed in the table also hold non-voting ordinary shares, as described in "-Non-Voting Ordinary Shares."
Voting Ordinary Shares
Unless otherwise indicated, each person has sole voting and dispositive power with respect to all shares shown as beneficially owned by them.

	Name of Beneficial Owner	Number of Shares	Percent of Class(1)
(2)	Hillhouse Capital Management, Ltd.	1,747,840	9.7%
(3)	Stone Point Capital LLC	1,635,986	9.1%
(4)	Canada Pension Plan Investment Board	1,501,211	8.4%
(5)	FMR LLC	991,801	5.5%
(6)	The Vanguard Group	958,253	5.3%
(7)	Akre Capital Management, LLC	902,278	5.0%
(8)	Poul A. Winslow (as a Trustee of CPPIB Epsilon Ontario Trust)	741,735	4.1%
(9)	Dominic F. Silvester	528,507	2.9%
(10)	Paul J. O’Shea	198,210	1.1%
(11)	Robert J. Campbell	179,237	1.0%
(12)	Orla M. Gregory	18,783	*
(13)	James D. Carey	5,215	*
(14)	B. Frederick Becker	3,615	*
(15)	Hitesh R. Patel	3,040	*
(16)	Guy T.A. Bowker	2,214	*
(17)	Paul M.J. Brockman	1,945	*
(18)	Hans-Peter Gerhardt	1,886	*
(19)	Sandra L. Boss	1,837	*
(20)	Jie Liu	1,221	*
(21)	All Current Executive Officers and Directors as a group (14 persons)	1,687,545	9.4%

*	Less than 1%

(1)
Our bye-laws would reduce the total voting power of any US shareholder or direct foreign shareholder group owning 9.5% or more of our ordinary shares to less than 9.5% of the voting power of all of our shares.

(2)
Based on a Schedule 13D filed on May 24, 2018 by Hillhouse Capital Management, Ltd ("Hillhouse"). Hillhouse has sole voting power and sole dispositive power over all of the shares reported. The principal address for Hillhouse is Cayman Corporate Centre, 3rd Floor, 18 Fort Street, George Town, Grand Cayman.

(3)
Based on information provided in a Schedule 13D/A filed jointly on May 15, 2018 by Stone Point Capital LLC (“Stone Point”), Trident V, L.P. (“Trident V”), Trident Capital V, L.P. (“Trident V GP”), Trident V Parallel Fund, L.P. (“Trident V Parallel”), Trident Capital V-PF, L.P. (“Trident V Parallel GP”), Trident V Professionals Fund, L.P. (“Trident V Professionals”) and Stone Point GP Ltd. (“Trident V Professionals GP”), together with information with respect to Trident Public Equity GP LLC ("TPE GP") and Trident Public Equity LP ("TPE LP") on a prior amendment to such Schedule 13D/A. Of the reported ordinary shares: 1,350,000 are held by TPE LP, of which TPE GP is the general partner, 163,871 are held by Trident V, of which Trident V GP is the general partner, 114,925 are held by Trident V Parallel, of which Trident V Parallel GP is the general partner and 7,190 are held by Trident V Professionals, of which Trident V Professionals GP is the general partner. Trident V, Trident V Parallel, Trident V Professionals and each of their respective general partners may be deemed to beneficially own the ordinary shares held by TPE LP. Stone Point, as the manager of Trident V, Trident V Parallel and Trident V Professionals

Enstar Group Limited	25	2019 Proxy Statement

may be deemed to beneficially own all the shares held by these entities, including the shares held by TPE LP. James Carey, a member of our Board, is a member and senior principal of Stone Point, an owner of one of four general partners of each of Trident V GP and Trident V Parallel GP, and a shareholder and director of Trident V Professionals GP. See footnote 13 with respect to 4,787 ordinary shares issuable to Mr. Carey pursuant to the Deferred Compensation Plan and not included in Stone Point’s total reported holdings of 1,635,986 shares. Although these share units accrue to Mr. Carey personally, he holds these share units solely for the benefit of Stone Point, which may be deemed an indirect beneficial owner. The principal address for each Stone Point entity is c/o Stone Point at its principal address, which is 20 Horseneck Lane, Greenwich, CT 06830.

(4)
Based on information provided in a Schedule 13D/A filed jointly on June 15, 2018 by (i) CPPIB, (ii) CPPIB Epsilon Ontario Limited Partnership ("CPPIB LP"), (iii) CPPIB Epsilon Ontario Trust ("CPPIB Trust"), (iv) Poul A. Winslow and (v) R. Scott Lawrence. CPPIB's reported holding of 1,501,211 ordinary shares excludes 741,735 ordinary shares held indirectly through CPPIB LP. CPPIB Trust is the general partner of CPPIB LP, and Messrs. Winslow and Lawrence are trustees of CPPIB Trust. By virtue of their roles as a trustee of CPPIB Trust, Messrs. Winslow and Lawrence have shared voting and shared dispositive power over the shares. CPPIB also owns 1,192,941 Series C non-voting ordinary shares and 404,771 Series E non-voting ordinary shares. The principal address of the above persons and entities is One Queen Street East, Suite 2500 Toronto, ON M5C 2W5 Canada.

(5)
Based on a Schedule 13G filed on February 13, 2019 by FMR LLC. FMR LLC has sole voting power over 27,489 shares and FMR LLC and Abigail P. Johnson each have sole dispositive power over 991,801 shares. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company ("FMR Co"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The principal address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(6)
Based on a Schedule 13G filed on February 11, 2019 by The Vanguard Group ("Vanguard"). Vanguard has sole voting power over 12,377 shares, shared voting power over 1,091 shares, sole dispositive power over 945,900 shares and shared dispositive power over 12,353 shares. The principal address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(7)
Based on a Schedule 13G filed jointly on February 14, 2019 by Akre Capital Management, LLC ("Akre Capital"), Akre Focus Fund, and Charles T. Akre, Jr. Akre Capital and Mr. Akre have shared voting and shared dispositive power over 891,326 shares. Akre Focus Fund has shared voting and shared dispositive power over 830,369 shares, and Mr. Akre has sole voting and sole dispositive power over 10,952 shares. The principal address of Akre Capital and Mr. Akre is P.O. Box 998, Middleburg, Virginia 20118. The principal address of Akre Focus Fund is 2020 East Financial Way, Suite 100, Glendora, California 91741.

(8)
Consists of 741,735 shares held by CPPIB LP. Mr. Winslow is a trustee of the CPPIB Trust, which is the general partner of CPPIB LP, but he has no pecuniary interest in the shares held by CPPIB LP. Mr. Winslow disclaims any beneficial ownership of the shares owned by CPPIB. See footnote 4.

(9)
Consists of (a) 40,339 ordinary shares held directly by Mr. Silvester, (b) 483,168 shares held indirectly by Rock Pigeon Limited, a Guernsey company, of which Mr. Silvester and his spouse own 58.66% and 41.34%, respectively, and (c) 5,000 RSUs scheduled to vest on May 10, 2019. Does not include 5,000 RSUs scheduled to vest on May 10, 2020. Does not include 45,000 PSUs scheduled to vest following a three-year performance period that began on January 1, 2017.

(10)
Consists of (a) 34,754 ordinary shares held directly by Mr. O’Shea, (b) 160,331 ordinary shares held by the Elbow Trust (of which Mr. O'Shea and his immediate family are the sole beneficiaries), and (c) 3,125 RSUs scheduled to vest on May 10, 2019. Does not include 3,125 RSUs scheduled to vest on May 10, 2020. Does not include 28,125 PSUs scheduled to vest following a three-year performance period that began on January 1, 2017. The trustee of the Elbow Trust is R&H Trust Co. (BVI) Ltd.

(11)
As of April 1, 2019. Consists of (a) 44,256 ordinary shares held directly by Mr. Campbell, (b) 42,500 ordinary shares held by a self-directed pension plan, (c) 32,300 ordinary shares owned by Mr. Campbell’s spouse, (d) 25,050 ordinary shares owned by Osprey Partners, (e) 12,400 ordinary shares owned by Mr. Campbell’s children, (f) 3,000 ordinary shares owned by the Robert J. Campbell Family Trust, (g) 2,500 ordinary shares owned by the F.W. Spellissy Trust, (h) 500 ordinary shares owned by the Amy S. Campbell Family Trust, and (i) 16,731 ordinary shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors. Includes 857 RSUs scheduled to vest on April 1, 2020.

(12)
Consists of (a) 16,699 ordinary shares held directly by Ms. Gregory, (b) 2,083 RSUs scheduled to vest on May 10, 2019. Does not include 2,084 RSUs scheduled to vest on May 10, 2020. Does not include 18,750 PSUs scheduled to vest following a three-year performance period that began on January 1, 2017.

(13)
As of April 1, 2019. Includes 4,787 ordinary shares issuable pursuant to the Deferred Compensation Plan held by Mr. Carey solely for the benefit of Stone Point, of which Mr. Carey is a senior principal. Includes 428 RSUs scheduled to vest April 1, 2020. Mr. Carey disclaims beneficial ownership of these share units, except to the extent of his pecuniary interest therein, if any. Stone Point may be deemed an indirect beneficial owner of these ordinary shares. Does not include the ordinary shares held by the Trident V funds described in footnote 3. Mr. Carey is a member of the investment committee and owner of one of the four general partners of both of Trident V GP (the general partner of Trident V) and Trident Capital V-PF (the general partner of Trident V Parallel). Mr. Carey is also a member and senior principal of Stone Point and a shareholder and director of Trident V Professionals GP, which is the general partner of Trident V Professionals. Mr. Carey disclaims beneficial ownership of the shares held of record or beneficially by Stone Point, except to the extent of any pecuniary interest therein.

(14)	As of April 1, 2019. Consists of 3,187 ordinary shares issuable to Mr. Becker pursuant the Deferred Compensation Plan and 428 RSUs scheduled to vest April 1, 2020.

(15)	As of April 1, 2019. Consists of 2,612 ordinary shares issuable to Mr. Patel pursuant to the Deferred Compensation Plan and 428 RSUs scheduled to vest April 1, 2020.

(16)
Does not include 183 RSUs that vest on November 17, 2019; 593 RSUs that vest in two approximately equal annual installments beginning on November 17, 2019; 1,531 RSUs that vest in three approximately equal annual installments beginning on November 17, 2019; 549

Enstar Group Limited	26	2019 Proxy Statement

PSUs scheduled to vest following a three-year performance period that began on January 1, 2017; 1,871 PSUs scheduled to vest following a three-year performance period that began on January 1, 2018; and 2,844 PSUs scheduled to vest following a three-year performance period that began on January 1, 2019.

(17)
Does not include 119 RSUs that vest on November 17, 2019; 1,005 RSUs that vest in three approximately equal annual installments beginning on November 17, 2019; 1,004 PSUs scheduled to vest following a three-year performance period that began on January 1, 2017; 1,127 PSUs scheduled to vest following a three-year performance period that began on January 1, 2018; and 1,867 PSUs scheduled to vest following a three-year performance period that began on January 1, 2019.

(18)	As of April 1, 2019. Includes 428 restricted ordinary shares held directly by Mr. Gerhardt scheduled to vest April 1, 2020.

(19)	As of April 1, 2019. Includes 428 restricted ordinary shares held directly by Ms. Boss scheduled to vest April 1, 2020.

(20)	As of April 1, 2019. Includes 428 restricted ordinary shares held directly by Mr. Liu scheduled to vest April 1, 2020.

(21)	See footnotes 8 through 20.

Non-Voting Ordinary Shares
In addition to voting ordinary shares, there were a total of 3,509,682 issued and outstanding non-voting ordinary shares as of March 31, 2019. These shares are held by CPPIB and Hillhouse, as set forth in the table below. Of these shares:

Name of Beneficial Owner	Ordinary Voting Shares	Series C Non-Voting Ordinary Shares	Series E Non-Voting Ordinary Shares	Economic Interest (Excluding Warrants)
Hillhouse(1)	1,747,840	1,406,731	505,239	17.0%
CPPIB and CPPIB Trust	2,242,946	1,192,941	404,771	17.9%

(1)	Does not include warrants outstanding to acquire 175,901 Series C Non-Voting Ordinary Shares for an exercise price of $115.00 per share, subject to certain adjustments.
For additional information on our non-voting ordinary shares, refer to Note 17 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC and The Nasdaq Stock Market, LLC reports on Forms 3, 4 and 5 regarding their ownership of ordinary shares and other equity securities of the Company. Under SEC rules, we must be furnished with copies of these reports.
Based solely on our review of the copies of such forms received by us and written representations from our executive officers and directors, we believe that, during the year ended December 31, 2018, all filing requirements applicable to our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities under Section 16(a) were complied with on a timely basis.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Person Transaction Procedures
From time to time, we have participated in transactions in which one or more of our directors, executive officers or large shareholders has an interest. These transactions, called related-party transactions, are described below. All related party transactions require the approval of our Audit Committee (comprised entirely of independent directors), which reviews each transaction for fairness, business purpose, and reasonableness. Each transaction involving the Company and an affiliate entered into during 2018 was approved by our Audit Committee. Investment transactions with related parties are also subject to the review and approval of our Investment Committee.
In addition, our Board has adopted a Code of Conduct, which states that our directors, officers and employees must avoid engaging in any activity that might create a conflict of interest or a perception of a conflict of interest. The Code of Conduct requires these individuals to raise any proposed or actual transaction that they believe may create a conflict of interest for Audit Committee consideration and review. In any situation where an Audit Committee member could be perceived as having a potential conflict of interest, that member is expected to recuse himself from the matter, and the non-interested members of the Audit Committee review the transaction.
On an annual basis, each director and executive officer completes a Directors’ and Officers’ Questionnaire that requires disclosure of any transactions with the Company in which he or she, or any member of his or her immediate family, has a direct or indirect material interest. A summary of responses from the questionnaires is reported to the Audit Committee.
Transactions Involving Related Persons
Transactions with Trident and its Affiliates
Through several private transactions occurring from May 2012 to July 2012 and an additional private transaction that closed in May 2018, investment funds managed by Stone Point Capital LLC ("Stone Point") have acquired an aggregate of 1,635,986 of our Voting Ordinary Shares (which constitutes approximately 9.1% of our outstanding voting ordinary shares). On November 6, 2013, we appointed James D. Carey to our Board of Directors. Mr. Carey is the sole member of an entity that is one of four general partners of the entities serving as general partners for the Trident funds, is a member of the investment committees of such general partners, and is a member and senior principal of Stone Point, the manager of the Trident funds.
Prior to Trident’s acquisition of our ordinary shares in 2012, we invested in SKY Harbor Global Funds ("SKY Harbor"), which is managed by companies in which the Trident funds have indirect ownership interests. Additional allocations to this investment were approved by our Audit and Investment Committees and made in subsequent years. As of December 31, 2018, we had made aggregate investments of $232.1 million in SKY Harbor, which had an aggregate fair value of approximately $255.7 million. The manager of SKY Harbor charges certain fees to the funds it manages. These fees are deducted within the net asset value of the fund and totaled approximately $1.2 million for the year ended December 31, 2018. We are treated no less favorably than similarly situated investors in the fund.
We have made the following commitments to invest in funds managed by Stone Point: (i) up to $20.0 million in Trident VI Parallel Fund and Trident VI Parallel AIV-I, LP made in 2014, (ii) $15.8 million in T-VI Co-Invest-A LP (collectively with Trident VI Parallel Fund and Trident VI Parallel AIV-I, LP, the "Trident VI funds") made in 2015, and (iii) up to $10.0 million in Trident VII, L.P. (the "Trident VII Fund") made in 2017.
As of December 31, 2018, we had made aggregate investments of $27.1 million in the Trident VI funds and Trident VII fund, and such investments had a fair value of $49.0 million. Stone Point charges fees to the funds it manages (other than T-VI Co-Invest-A LP), which are deducted within the net asset value of the funds and totaled approximately $1.6 million for the year ended December 31, 2018. We are treated no less favorably than similarly situated investors in the funds. The Trident VI funds and the Trident VII Fund and its affiliates collectively own an approximate 45% interest in Alliant Insurance Services, an insurance brokerage firm. Alliant Insurance Services has provided brokerage services to our StarStone companies in the ordinary course of business and receives commission fees for business produced on an arm's-length basis.
During 2014, we invested in Eagle Point Credit Fund L.P., which is managed by Eagle Point Credit Management LLC, a company indirectly owned, in part, by Trident VI Parallel Fund (the "EP Manager"). Mr. Carey is a director of the Board of Managers of the EP Manager. As of December 31, 2018, our investment totaled $36.2 million, and its fair value was $37.3 million. The EP Manager charges certain fees to the fund, which are deducted within the net asset value of the fund and totaled approximately $0.6 million for the year ended December 31, 2018. We are treated no less favorably than similarly situated investors in the fund. We also invested in shares of common stock of Eagle Point Credit Company, a registered investment company indirectly owned, in part, by Trident VI Parallel. As of December 31,

Enstar Group Limited	28	2019 Proxy Statement

2018, we had exited this investment. We also have separate accounts managed by the EP Manager and PRIMA Capital Advisors, LLC, a registered investment adviser, which is indirectly owned, in part, by funds managed by Stone Point. These accounts had a balance of $88.4 million and $88.3 million, respectively, as of December 31, 2018, and we incurred approximately $0.3 million and $0.2 million, respectively, for these accounts in management fees for the year ended December 31, 2018.
During 2016, we invested in Marble Point Investments LP ("Marble Point"), the general partner of which is an affiliate of the EP Manager. As of December 31, 2018, we had invested $27.7 million with a fair value of $32.3 million, in Marble Point. We incurred fees in connection with this investment of $0.1 million during the year ended December 31, 2018. We have also invested in Marble Point Fund, which is an affiliate of the EP Manager. As of December 31, 2018 our investment totaled $1.7 million, and its fair value was $3.9 million. We did not incur any fees in connection with this investment during the year ended December 31, 2018.
During 2018, we invested in Eagle Point Income Company, Inc., which is managed by the EP Manager. As of December 31, 2018, our investment totaled $75.1 million, and its fair value was $68.8 million. We incurred fees of approximately $0.1 million in connection with this investment during the year ended December 31, 2018.
During 2018, we also invested in Henderson Park Real Estate Fund, which is owned, in part, by Trident VII Parallel Fund. As of December 31, 2018, our total investment was $8.0 million, and it had an equivalent fair value.
During the fourth quarter of 2018, we invested an aggregate of $25.0 million in Mitchell TopCo Holdings, the parent company of Mitchell International and Genex Services LLC, as a co-investor alongside the Trident VII Fund. As of December 31, 2018, the value of our initial investment had not changed.
Before Mr. Carey joined our board, we invested in Sound Point Capital Floating Rate Fund, a fund managed by Sound Point Capital. Mr. Carey has an indirect minority ownership interest in, and serves as a director on the board of managers of, Sound Point Capital. As of December 31, 2018, we had exited our investment in Sound Point Capital Floating Rate Fund. During 2014, we invested $17.5 million in Sound Point Credit Opportunities Offshore Fund, Ltd., a fund managed by Sound Point Capital. This investment had a fair value of $19.5 million as of December 31, 2018. In addition, during 2018 we invested an aggregate investment of $10.0 million in SPC Opportunities Parallel Fund, L.P., a fund managed by Sound Point Capital. This investment had a fair value of $10.4 million as of December 31, 2018. Sound Point Capital charges certain fees to the funds it manages, which are deducted from the net asset value of the funds and totaled approximately $0.2 million for the year ended December 31, 2018.
We are treated no less favorably than similarly situated investors in the funds. Sound Point Capital has acted as collateral manager for certain of our direct investments in CLO equity securities. The fair value of these investments was $13.4 million as of December 31, 2018. During 2016, we opened a separate account managed by Sound Point Capital, with a fair value of $1.1 million as of December 31, 2018, with respect to which we did not incur any fees for the year.
Fees charged pursuant to investments affiliated with entities owned by a Trident fund or Sound Point Capital were on an arm's-length basis.
In addition, we have entered into certain agreements with Trident with respect to Trident’s co-investments in the Atrium, Arden, and StarStone acquisitions. These include investors’ agreements and shareholders’ agreements, which provide for, among other things: (i) our right to redeem Trident’s equity interest in the StarStone transaction in cash at fair market value within the 90 days following April 1, 2019; (ii) our right to redeem Trident’s equity interest in the Atrium/Arden and StarStone transactions in cash at fair market value at any time following September 6, 2020 and April 1, 2021, respectively; and (iii) Trident’s right to have its equity co-investment interests in the Atrium/Arden and StarStone transactions redeemed by us at fair market value (which we may satisfy in either cash or our ordinary shares) following September 6, 2020 and April 1, 2021, respectively. We did not exercise our right to redeem Trident's equity interest in Atrium/Arden during the 90 days following September 6, 2018. Pursuant to the terms of the shareholders’ agreements, Mr. Carey serves as a Trident representative on the boards of the holding companies, including North Bay Holdings Limited ("North Bay"), established in connection with the Atrium/Arden and StarStone co-investment transactions. Trident also has a second representative on these boards who is a Stone Point employee.
On December 26, 2018, the shareholders of North Bay completed a transaction to provide capital support to StarStone in the form of a contribution to its contributed surplus account and a loss portfolio transfer primarily related to discontinuing lines of business. To fund the transaction, the North Bay shareholders contributed an aggregate amount of $135.0 million to North Bay in proportion to their ownership interests. Trident’s proportionate contribution of $53.1 million was temporarily funded by North Bay and was reimbursed in the first quarter of 2019, subject to the terms and conditions of the reimbursement agreement executed by the parties.

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As of December 31, 2018, we included $439.4 million as redeemable noncontrolling interest on our balance sheet related to these Trident co-investment transactions.
In August 2017, we engaged Amherst Pierpont to provide analytic support to StarStone's U.S. mortgage risk underwriting. Funds managed by Stone Point have an approximate 35% direct and indirect interest in Amherst Pierpont, and Mr. Carey serves as a director of Amherst Pierpont. We incurred approximately $0.3 million in fees from our engagement of Amherst Pierpont during the year ended December 31, 2018.
From time to time, certain of our directors and executive officers have made personal commitments and investments in entities that are affiliates of or otherwise related to funds managed by Stone Point or Sound Point Capital, including some of the entities listed above.
Transactions with CPPIB
CPPIB owns approximately 8.4% of our voting ordinary shares and additional non-voting shares that, together with its voting ordinary shares held indirectly, represented an economic interest of approximately 17.9% as of March 31, 2019. Poul Winslow, of CPPIB, was appointed to our Board on September 29, 2015 in connection with CPPIB's shareholder rights agreement with us. Approximately 4.1% of our voting ordinary shares are held indirectly by CPPIB through CPPIB LP. CPPIB is the sole limited partner of CPPIB LP. CPPIB Trust is the general partner of CPPIB LP, and Mr. Winslow is a trustee of CPPIB Trust. By virtue of his role as a trustee of CPPIB Trust, in its capacity as general partner of CPPIB LP, Mr. Winslow has shared voting and shared dispositive power over the shares held by CPPIB LP, but has no pecuniary interest in the shares.
We have a pre-existing reinsurance recoverable carried on our balance sheet at $6.8 million as of December 31, 2018 from Continental Assurance Company, a company acquired by Wilton Re Ltd. ("Wilton Re") after the reinsurance recoverable was established. CPPIB, together with management of Wilton Re, owns 100% of the common stock of Wilton Re. No payments were made in respect of this reinsurance recoverable during the year ended December 31, 2018.
KaylaRe
On December 15, 2016, KaylaRe Holdings Ltd. ("KaylaRe") completed an initial capital raise of $620.0 million. We originally owned approximately 48.2% of KaylaRe's common shares and recorded our investment in KaylaRe using the equity method basis of accounting. On May 14, 2018, we completed a transaction to acquire all of the outstanding shares and warrants of KaylaRe, following the receipt of all required regulatory approvals. In consideration for the acquired shares and warrants of KaylaRe, we issued an aggregate of 2,007,017 ordinary shares, comprising 1,501,778 voting ordinary shares and 505,239 Series E non-voting ordinary shares to the shareholders of KaylaRe as follows: (i) 1,204,353 voting ordinary shares and 505,239 Series E Shares to a fund managed by Hillhouse Capital Management, Ltd. (together with its affiliates, “Hillhouse Capital”); (ii) 285,986 voting ordinary shares to Trident; and (iii) 11,439 voting ordinary shares to a minority shareholder. In addition, the Shareholders Agreement between Enstar and the other KaylaRe shareholders was effectively terminated. Effective May 14, 2018, we consolidated KaylaRe into our consolidated financial statements. Our investment in the common shares and warrants of KaylaRe was carried at $320.1 million as at May 14, 2018, and the shares we issued to acquire the 51.8% of KaylaRe that we did not already own were valued at $414.8 million as of such date.
Our subsidiary, Enstar Limited, acts as insurance and reinsurance manager to KaylaRe's subsidiary, KaylaRe Ltd., for which it receives fee income. Affiliates of Enstar have also entered into various reinsurance agreements with KaylaRe Ltd. We also provide administrative services to KaylaRe and KaylaRe Ltd.
Through a Quota Share Agreement dated December 15, 2016 (the "KaylaRe-StarStone QS"), several of our StarStone affiliates entered into a Quota Share Treaty with KaylaRe Ltd. pursuant to which KaylaRe Ltd. reinsures 35% of all business written by these StarStone affiliates for risks attaching from January 1, 2016, net of the StarStone affiliates’ external reinsurance programs. The reinsurance of StarStone's U.S. and U.K. affiliates was non-renewed as of January 1, 2018 and January 1, 2019, respectively.
In addition, Fitzwilliam Insurance Limited ("Fitzwilliam"), one of our non-life run-off subsidiaries, ceded $177.2 million of loss reserves to KaylaRe Ltd. in 2016, on a funds held basis. Under the terms of this reinsurance agreement, Fitzwilliam is entitled to receive a profit commission calculated with reference to reserve savings made during the term of this agreement. Our Non-life Run-off subsidiaries did not cede any new business to KaylaRe Ltd. during the year ended December 31, 2018. Our consolidated statement of earnings for the year ended December 31, 2018 included total net loss of $0.1 million related to transactions between us and KaylaRe and KaylaRe Ltd. up until May 14, 2018, the date of acquisition.

Enstar Group Limited	30	2019 Proxy Statement

Hillhouse Capital
Investment funds managed by Hillhouse Capital collectively own approximately 9.7% of Enstar’s voting ordinary shares. These funds also own non-voting ordinary shares and warrants to purchase additional non-voting ordinary shares, which together with their voting ordinary shares, represent an approximate 17.0% economic interest in Enstar. In February 2017, Jie Liu, a Partner of Hillhouse Capital, was appointed to our Board. In connection with Hillhouse Capital's investment in KaylaRe, Mr. Liu also served as a director of KaylaRe until resigning from that board in connection with our acquisition of KaylaRe.
As of December 31, 2018, our equity method investee, Enhanzed Reinsurance Ltd. ("Enhanzed Re") had investments in a fund managed by Hillhouse Capital with a fair value of $75.2 million. Enhanzed Re is a joint venture between us, Allianz SE and Hillhouse Capital.
KaylaRe has investments in a fund managed by Hillhouse Capital. On May 14, 2018, KaylaRe was acquired as described above, at which point KaylaRe was consolidated and KaylaRe's investment in Hillhouse InRe Fund, L.P. ("InRe Fund") was recorded within other investments on our consolidated balance sheet.
As of December 31, 2018, we had investments in funds managed by Hillhouse Capital, including the InRe Fund, with a fair value of $845.1 million. Hillhouse Capital charges certain fees to the funds it manages. These fees are deducted within the net asset value of the respective funds and totaled approximately $8.2 million for the year ended December 31, 2018.
From time to time, certain of our directors and executive officers have made personal commitments and investments in entities that are affiliates of or otherwise related to funds managed by Hillhouse Capital.
AmTrust
In November 2018, pursuant to a Subscription Agreement with Evergreen Parent L.P. ("Evergreen"), K-Z Evergreen, LLC and Trident Pine Acquisition LP ("Trident Pine"), we purchased equity in Evergreen in the aggregate amount of $200.0 million. Evergreen is an entity formed by private equity funds managed by Stone Point and the Karfunkel-Zyskind family that acquired the approximately 45% of the issued and outstanding shares of common stock of AmTrust Financial Services, Inc. ("AmTrust") that the Karfunkel-Zyskind family and certain of its affiliates and related parties did not already own or control. The equity interest was in the form of three separate classes of equity securities issued at the same price and in the same proportion as the equity interest purchased by Trident Pine. Following the closing of the transaction, we own approximately 7.5% of the equity interest in Evergreen and Trident Pine owns approximately 21.8%. Evergreen owns all of the equity interest in AmTrust. In addition, upon the successful closing of the transaction we received a fee of $3.5 million, half of which was paid upon closing and the other half of which will be paid on the first anniversary of the closing.
On February 14, 2019, we entered into four RITC transactions with Syndicates 1206, 1861, 2526 and 5820, managed by AmTrust Syndicates Limited, an affiliate of AmTrust, under which we reinsured to close the 2016 and prior underwriting years. In these transactions, we assumed aggregate net reinsurance reserves of approximately £650.0 million (approximately $830.0 million) for cash consideration approximately equal to the net amount of reserves assumed.
Citco
In June 2018, our subsidiary made a $50.0 million indirect investment in the shares of Citco III Limited ("Citco"), a fund administrator with global operations. Pursuant to an investment agreement and in consideration for participation therein, a related party of Hillhouse Capital provided investment support to our subsidiary. As of December 31, 2018, our indirect investment in the shares of Citco, carried in equity method investments on our consolidated balance sheet, had a fair value of $50.8 million. In a private transaction that preceded our co-investment opportunity, certain Citco shareholders, including Trident, agreed to sell all or a portion of their interests in Citco. As of December 31, 2018, Trident owned an approximate 3.4% interest in Citco.
Enhanzed Re
Enhanzed Re is a joint venture between Enstar, Allianz SE and Hillhouse Capital that was capitalized in December 2018. Enhanzed Re is a Bermuda-based Class 4 and Class E reinsurer and will reinsure life, non-life run-off, and property and casualty insurance business, initially sourced from Allianz SE and Enstar. Enstar, Allianz and Hillhouse Capital affiliates have made equity investment commitments in aggregate of $470.0 million to Enhanzed Re. Enstar owns 47.4% of the entity, Allianz owns 24.9%, and an affiliate of Hillhouse Capital owns 27.7%. As of December 31, 2018, we contributed $94.8 million of our total capital commitment to Enhanzed Re and had an uncalled amount of $128.0 million.

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Our subsidiary acts as the (re)insurance manager for Enhanzed Re, Hillhouse Capital acts as primary investment manager, and an affiliate of Allianz SE also provides investment management services. Enhanzed Re intends to write business from affiliates of its operating sponsors, Allianz SE and Enstar. It will seek to underwrite business to maximize diversification by risk and geography.
Indemnification of Directors and Officers; Director Indemnity Agreements
We have Indemnification Agreements with each of our directors. Each Indemnification Agreement provides, among other things, that we will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of such indemnitee’s status as a director or officer of the Company, such indemnitee was, is or is threatened to be made a party or participant in any threatened, pending or completed proceeding, whether of a civil, criminal, administrative, regulatory or investigative nature, against all judgments, fines, penalties, excise taxes, interest and amounts paid in settlement and incurred by such indemnitee in connection with such proceeding. In addition, each of the Indemnification Agreements provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement, subject to certain exceptions. None of the Indemnification Agreements precludes any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including but not limited to, any rights arising under our governing documents, or any other agreement, any vote of our shareholders or any applicable law.
Our executive officers’ employment agreements provide them with indemnification protection to the fullest extent permitted by applicable law in the jurisdictions in which they are employed.

Enstar Group Limited	32	2019 Proxy Statement

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Company Performance
2018 was a year of many accomplishments for Enstar, mixed with several challenges. The Company posted a net loss of $162.4 million. This was the first reported annual net loss in our history, and was primarily driven by unrealized losses on our fixed income investments and equities and other investments, as well as losses in our StarStone segment. These losses caused Enstar to miss threshold levels of financial objectives achievement within the Annual Incentive Plan.
Despite the challenges faced in 2018, the fundamentals of our business remain strong. Our core non-life run-off segment had a very successful year in terms of reductions in net claims reserves, and we acquired more new run-off business in 2018 than in any prior year. The key elements of our 2018 reported results and financial position included:

•	A decrease of 2.2% in basic book value per share, compared to a peer median decrease of 3.8% (a compound annual growth rate of 14.2% since 2006, immediately prior to our public listing);

•	Net unrealized losses on fixed income investments of $211.4 million, reflected with the accounting classification we use for these securities;[1]

•	Net unrealized losses on equities and other investments of $173.8 million, most of which were experienced in the fourth quarter during a period of heightened market volatility;

•	Total gross reserves for losses and loss adjustment expenses increased 27.2% to $9.4 billion (an increase of 108.7% since 2014);

•	Completion of eight run-off transactions, adding $3.2 billion of gross loss reserves, and several new significant minority investments;

•	Total assets increased 21.7% to $16.6 billion (an increase of 66.6% since 2014);

•	Reserve savings of $306.1 million ("net incurred losses & LAE" on our Non-life Run-off GAAP statement of net earnings) from our Non-life Run-off segment; and

•	Completion of two public offerings of preferred shares, adding a combined $510 million in capital.
1 Many insurance companies predominantly use available-for-sale accounting, where unrealized amounts are recorded directly to shareholders’ equity and therefore do not impact earnings. Unrealized amounts would only become realizable in the event of a sale of the specific securities prior to maturity or a credit default. Because most of our investments are held as "trading" for accounting purposes, the unrealized losses we experienced in 2018 on such investments negatively impacted our reported earnings.

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The graphs below show that we have outperformed the peer median in growth in basic book value per common share (compounded annually) during the three- and one-year periods ended December 31, 2018. However, we fell below the median of our peer group for GAAP return on equity due to the losses described above. Our Board monitors our performance versus our industry peers for background information purposes only, and relative performance metrics are not built into our incentive programs because of the unique nature of our business (as described in "- Peer Group" below).

*	Source: S&P Market Intelligence for peer company data. Peer group includes the companies selected as our peers by our Compensation Committee, as described in "- Peer Group."

Management Team
We are a growth company operating in an extremely competitive and changing industry. We believe that the skill, talent, judgment, and dedication of our executive officers are critical factors affecting the long-term value of our company. During 2018, our principal executive officer, principal financial officer, and three most highly compensated executive officers were:

•	Dominic Silvester - Chief Executive Officer ("CEO") and co-founder;

•	Guy Bowker - Chief Financial Officer ("CFO");

•	Paul O'Shea - President and co-founder;

•	Orla Gregory - Chief Operating Officer ("COO");

•	Paul Brockman - CEO, Enstar (US), Inc. ("U.S. CEO");
Key Compensation Decisions for 2018 Performance Year
After considering our financial, operational, and strategic performance, the Compensation Committee made the following key compensation decisions:

•
CEO / President / COO Long-term Incentives - No new long-term equity incentive awards were granted to Messrs. Silvester and O'Shea and Ms. Gregory following grants made to them in 2017. Reported compensation for these executives therefore does not include a long-term equity incentive component, as awards granted in 2017 were intended to cover a three-year period.

•
Annual Incentive Awards - The Company financial performance component was not achieved, and this portion of the executive officer awards was not paid. Plan awards to Messrs. Silvester and O'Shea and Ms. Gregory were further reduced. Mr. Silvester's award was 29% of his base salary, down from 115% in 2017. Awards for Mr. O'Shea and Ms. Gregory were similarly reduced to 38% and 36% of base salaries, respectively.

•
Base Salaries - Base salaries for Messrs. Silvester and O'Shea and Ms. Gregory were not increased during 2018. Mr. Bowker received an increase to reflect his promotion from Deputy CFO the prior year, and Mr. Brockman received a 1.5% cost of living adjustment.

Enstar Group Limited	34	2019 Proxy Statement

•
Other Long-term Incentives - Granted long-term equity incentive awards consisting of 65% performance share units ("PSUs") and 35% restricted share units ("RSUs") to the CFO and U.S. CEO (due to the timing of the grant dates, only the PSUs are reported as 2018 compensation).

Results of Shareholder Vote on Compensation; Shareholder Engagement
At last year's annual general meeting held on June 13, 2018, our shareholders approved the compensation of our executive officers with 89% of the total votes cast in favor of the proposal. While we seek to achieve higher approval results, our Board of Directors considers the results as indicative of a reasonable level of support for our compensation decisions and a recognition of our continued progress on improving our compensation programs. The Board emphasized that meaningful shareholder engagement should continue as it helps understand the issues around our compensation and governance that are important to our shareholders.
Shareholder Engagement
The engagement program was led by two of our independent directors, Messrs. Campbell (Chairman of the Board; member of the Compensation Committee) and Becker (Chairman of the Compensation Committee and the Nominating and Governance Committee). We spoke with shareholders representing approximately 20% of our outstanding voting ordinary shares, as well as with two major proxy advisory firms, and invited conversations with additional shareholders representing 9% ownership of our outstanding ordinary shares, who advised that they did not feel a need to meet with us this year. Directors whose firms represent an additional 23% of our outstanding voting ordinary shares are actively involved in our Board's oversight of compensation and governance matters, and were not included in the engagement program. We have taken, and continue to take, the feedback we receive from our shareholders and advisory firms into account in making compensation decisions and designing future compensation programs.

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What We Heard	What We Did
Establish rigorous performance objectives tied to defined pay-out levels for Annual Incentive Plan Awards, rather than relying on full discretion
The 2018 award cycle under the new Annual Incentive Plan built upon the changes made for 2016, when, in response to shareholder feedback, the Compensation Committee moved away from our previous fully discretionary plan and adopted performance objectives based on a combination of financial and operational goals, corresponding to threshold, target, and maximum annual incentive award payments.

Use of discretion under our Annual Incentive Plan should be limited and, where used, explained thoroughly
The Compensation Committee's authority to make an adjustment on the Annual Incentive Plan payout was used in 2018 to make downward adjustments for the CEO, President and COO and to make upward adjustments for the CFO and U.S. CEO. The Compensation Committee believes this flexibility is necessary for our business, but takes into consideration shareholder perspective that it should be used in limited circumstances. We have also disclosed the rationale for such adjustments in "-Annual Incentive Compensation-Committee Adjustment Amount."

Individual performance objectives carry meaningful weight under our Annual Incentive Plan and may be challenging for shareholders to assess
We understand that our shareholders are more accustomed to a smaller allocation to individual performance objectives than the 50% that our Operational Performance Objectives comprise and have included detailed disclosure on why we use this structure, as well as on how the Compensation Committee made its 2018 assessments.

Develop long-term incentive ("LTI") awards that vest over at least a three-year period and are weighted at least two-thirds to performance-based awards
We discontinued the use of SARs, which our shareholders expressed in prior years were not sufficiently performance-based. We developed a PSU and RSU program and made executive awards in 2017 and continued that program in 2018. The PSUs "cliff vest" following a three-year performance period, subject to performance conditions, and comprise 75% of the LTI award for our CEO, President and COO. RSUs comprise 25% of the awards and vest pro-rata over three years. For our CFO and US CEO, the split between PSUs and RSUs is 65% to 35%, respectively.

Where possible, avoid using the same metric in Annual and LTI awards
We clarified that although book value per share is one of the performance metrics used in our Annual Incentive Plan award program, this is an annual measure, as distinguished from the three-year growth in book value per share metric used in our LTI awards. Nonetheless, the Compensation Committee values this input and will continue to consider it in designing future awards.

Disclose LTI metrics for in-process awards unless competitively harmful	We have disclosed the metrics for our material executive PSU awards below under "-Long-Term Compensation."
Focus on board composition, director nomination processes and diversity
In response to shareholder comments, we have enhanced our disclosure of the mix of skills on our Board. We have also included a Board skills matrix to give shareholders a view of our board composition. Those we spoke with were also pleased to hear that we adopted a Board Diversity Policy in early 2019 as discussed above in "Corporate Governance - Director Nominations, Qualifications and Recommendations."

Objectives of our Executive Compensation Program
Our Compensation Committee is responsible for establishing the philosophy and objectives of our compensation program, designing and administering the various elements of our compensation program, and assessing the performance of our executive officers and the effectiveness of our compensation program in achieving their objectives.
We are a growth company operating in an extremely competitive and changing industry. We believe that the skill, talent, judgment, and dedication of our executive officers are critical factors affecting the long-term value of our company. Therefore, our goal is to maintain an executive compensation program that will:

Incentivize performance consistent with clearly defined corporate objectives
Align our executives’ long-term interests with those of our shareholders
Fairly compensate our executives
Retain and attract qualified executives who are able to contribute to our long-term success
We have specifically identified growing our net book value per share as our primary corporate objective over the long term. We believe growth in our net book value is driven primarily by growth in our net earnings, which is in turn driven in large part by: (i) successfully completing new acquisitions; (ii) effectively managing companies and portfolios

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of business that we have acquired; (iii) executing our active underwriting strategies; and (iv) prudently managing our investments and capital.
We use additional financial metrics in our annual incentive compensation program, which included net earnings, growth in fully diluted book value per share, and return on equity. We also incorporated operational performance objectives similarly designed to drive success in these measures and to achieve long-term growth and success.
Roles of Executive Officers
The Compensation Committee makes compensation determinations for all of our executive officers. As part of the determination process, Mr. Silvester, our CEO, assesses our overall performance and the individual contribution of each member of the executive leadership team. On an annual basis, he reviews the prior year’s compensation and presents recommendations to the Compensation Committee for salary adjustments and annual incentive awards for each executive officer, taking into consideration each executive's achievement of his or her operational performance objectives. He also makes recommendations regarding the overall size of the executive/employee bonus pool for our 2016-2018 Annual Incentive Program.
The Compensation Committee discusses all recommendations with Mr. Silvester and then meets in executive session without Mr. Silvester present to evaluate his recommendations, review the performance of all of the executive officers, discuss CEO compensation, and make final compensation decisions.
Ms. Gregory, our COO, attends portions of the meetings of our Compensation Committee from time to time to provide information relating to our financial results and plans, performance assessments of our executive officers, and other personnel-related data.

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Principal Elements of Executive Compensation
Our executive compensation program currently consists of three principal elements: base salaries, annual incentive compensation and long-term incentive compensation. Executives also receive certain other benefits, including those pursuant to their employment agreements. The table below describes the elements of our executive compensation as well as the other components of our program, each of which is described in more detail later in this proxy statement.

Principal Element	Description	Key Features
Base Salary	Provides the fixed portion of an executive’s compensation that reflects scope of skills, experience and performance	• Provides a base component of total compensation • Established largely based on scope of responsibilities, market conditions, and individual and Company factors
Annual Incentive Compensation	Provides "at risk" pay that reflects annual Company performance and individual performance
•  Aligns executive and shareholder interests
•  Designed to reward performance consistent with financial and individual operational performance objectives
•  2018 was our third year using defined performance objectives, following our previous use of a fully discretionary program

Long-Term Incentive ("LTI") Compensation
Includes PSUs that "cliff vest" following a three-year performance period subject to the Company's achievement of financial performance metrics selected by the Compensation Committee. RSUs vest in three equal annual installments beginning on the one-year anniversary of the grant date

•  Aligns executive and shareholder interests
•  Drives long-term performance and promotes retention
•  Shareholder dilution issues are considered when making equity awards
•  PSUs do not vest unless performance measurements are met and can vest from 50% to 150% depending on the level of achievement
•  The top three executives received LTI awards in 2017 comprising 75% PSUs and 25% RSUs; other executives receive annual awards comprising 65% PSUs and 35% RSUs

Other Benefits and Perquisites
Reflects the Bermuda location of our corporate headquarters, as well as specific local market and competitive practices such as retirement benefits, Bermudian payroll and social insurance tax contributions

•  Provides benefits consistent with certain local market practices in our Bermuda location in order to remain competitive in the marketplace for industry talent
•  Promotes retention of executive leadership team

Employment Agreements
Provides certain protections for executives and their families in the event of death or long-term disability, termination, or change in control
Change in control contractual benefits are payable only in a "double trigger" situation where employment is terminated following a change of control

•  Provides Enstar with protections such as restrictive covenants (non-competition, non-solicitation, confidentiality, etc.)
•  Promotes retention over a multi-year term and a sense of security among the leadership team
•  Consistent with competitive conditions and legal requirements in Bermuda and the U.K.

Compensation Allocations among Elements
For 2018, consistent with historic practices, we did not have a pre-established policy or target for the allocation of the components of our program, and the Compensation Committee considers all compensation components in total when evaluating and making decisions with respect to each individual component. Although it does not mandate a specific allocation among the components of pay, the Compensation Committee believes that a meaningful portion of each executive’s total compensation should be "at risk" and performance-based.
Performance-based compensation during 2018 reported in the Summary Compensation Table constituted 22% of our CEO's total compensation because Mr. Silvester was not granted a long term incentive award during 2018 following the 2017 grant intended to cover a three-year period. Our CEO's annual incentive award was significantly lower than in previous years due to the impact of the Company's 2018 financial results; if "target" levels of performance had been achieved, his annual incentive award would have constituted 52% of total reported compensation.
For our other executive officers, the percentages of performance-based compensation during 2018 reported in the Summary Compensation Table was impacted by Mr. O'Shea and Ms. Gregory not being granted a long term incentive award during 2018 following the 2017 grant, and lower bonuses for these executives. Messrs. Bowker and Brockman's reported compensation includes PSUs granted in January 2018. The percentage of performance-based compensation for 2018 for our other executive officers was as follows: (i) Paul O'Shea - 27% (target: 60%); (ii) Orla

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Gregory - 27% (target: 59%); (iii) Guy Bowker - 61% (equivalent to target); and (iv) Paul Brockman - 57% (target, including his 2018 PSU award: 63%).
Role of Compensation Consultants
The Compensation Committee has the authority under its charter to retain compensation consultants and outside legal counsel or other advisors and, before selecting a consultant or advisor, must consider its independence. During 2018, the Compensation Committee engaged McLagan, an Aon Hewitt Company ("McLagan"), to provide analysis regarding annual incentive plan performance objectives for our executive officers in comparison to our peer group. McLagan reported directly to the Compensation Committee and has no personal or business relationship with any Committee member or member of Company management. McLagan provides no other services to the Company. McLagan's fees for its services were $19,000. McLagan is a division of Aon plc ("Aon"), the parent company of subsidiaries that provide insurance brokerage-related services to our subsidiaries and affiliates unrelated to the compensation consulting services. Fees for these Aon services were approximately $2 million for the year, and constituted a de minimis portion of Aon's 2018 revenue (less than 0.018%).
The Compensation Committee assessed the independence of McLagan in light of applicable SEC and Nasdaq rules and reviewed responses from the consultant addressing factors related to its independence. Following this review, the Compensation Committee concluded that the firm was independent and that their advisory services did not raise any conflicts of interest.
Peer Group
In making compensatory decisions with respect to the 2018 performance year, including assessing whether we were meeting our goal of providing competitive compensation, the Compensation Committee reviewed publicly available executive officer compensation information described in the periodic filings of a group of other publicly traded companies. The Compensation Committee reviews our peer group annually. During 2018, the Compensation Committee added Arch Capital Group Ltd. and Everest Re Group Ltd. to our peer group following the loss of several peers to merger activity in the industry and several other peers falling below our size criteria.
The Compensation Committee generally seeks to include in our peer group companies that fall approximately within our size guidelines and include comparable aspects of our business (e.g., acquisitive business models, active specialty underwriters, and a property and casualty insurer with run-off business). However, establishing a reliable peer group presents challenges for Enstar because our primary business is acquiring and operating companies and portfolios in run-off, whereas most in our industry focus primarily on writing new (re)insurance business. Run-off is a niche within the insurance industry, fragmented with only a handful of smaller specialist managers, and divisions within significantly larger insurance franchises. Our run-off businesses generate the substantial share of our earnings. Certain aspects of our business also resemble that of private equity firms, but funds with publicly available data are typically size mismatches for Enstar. We have not identified another company that lists Enstar as its peer.
While pay at our peer companies is generally relevant to provide a frame of reference to the Compensation Committee in determining executive compensation, the Compensation Committee reviewed the compensation paid by these companies for informational and overall comparison purposes only. We did not compensate our executives to align with a specific benchmark or target percentile or precise position within our peer group. Instead, we sought only to be generally competitive relative to our peers with the compensation we offer our executives. Given the significant differences between us and our most similar peers relating to business, operations, and executive team structure, we believe that formulaic benchmarking against our peer group or other companies to set 2018 compensation would not have provided meaningful guidance, although we will continue to evaluate our methodologies and views in future years.
The following companies were reviewed to provide an overall backdrop to the Compensation Committee’s decisions:

•	Alleghany Corporation	•	Hanover Insurance Group
•	Arch Capital Group Ltd.	•	Hiscox Ltd.
•	Argo Group International Holdings	•	RenaissanceRe Holdings Ltd.
•	Aspen Insurance Holdings	•	Third Point Re Ltd.
•	AXIS Capital Holdings	•	White Mountains Insurance Group
•	Everest Re Group Ltd.	•	W.R. Berkley

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The peer group selection process focused on three criteria, which was consistent with prior years: (i) industry; (ii) geography (with a significant preference for the use of Bermuda companies); and (iii) size, with reference to: (A) total shareholders’ equity within approximately 0.5 to 2.5 times of our total shareholders’ equity and (B) total assets within approximately 0.5 to 2.5 times of total assets.
Industry. Given the lack of companies directly comparable to Enstar, we have designed our peer group around companies primarily focused on property and casualty (re)insurance, which are the companies against which we compete for talent. Where possible, we look for aspects of other companies that reflect elements similar to operations or strategies we have.
Geography. Publicly traded Bermuda companies (or publicly traded companies domiciled elsewhere with prominent Bermuda operations) are most relevant because these are the companies against which Enstar generally competes for talent, and the Compensation Committee believes market conditions across other Bermuda-based companies are largely what drives executives’ views as to whether they are compensated fairly and competitively. In recent years, we added several companies domiciled in the United States (Alleghany Corporation, Hanover Insurance Group, and W.R. Berkley) to our peer group for diversification given our significant U.S. presence.
Size. Run-off profits are derived primarily from reserve releases rather than revenue, making peer comparison on the basis of revenue a much less relevant metric for us. The Compensation Committee designed our peer group targeting companies with approximately 0.5 to 2.5 times our shareholder equity or total assets (measured using financial data available at the time of consideration), which are metrics we find most relevant for purposes of comparison. The Compensation Committee also considers market capitalization in selecting a peer group.
Base Salaries
We set the base salaries of our CEO and our other executive officers as one element of total compensation, based on the scope of the executives’ responsibilities, taking into account the Compensation Committee's view of competitive market total compensation figures for similar executive officer positions based on publicly available information. Our goal is to provide base salary amounts at levels necessary to achieve our compensation objectives of fairly compensating our executives and retaining and attracting qualified executives who are able to contribute to our long-term success. Given the competitive market for highly qualified employees in our industry and our geographic location, we believe that below-market compensation could, in the long run, jeopardize our ability to retain our executive officers.
Any base salary adjustments are generally based on competitive conditions, market increases in salaries, individual performance, our overall financial results and performance, estimates of the cost of living and changes in job duties and responsibilities. Pursuant to the employment agreements we have with Messrs. Silvester and O'Shea and Ms. Gregory, once increased, such executive officer’s annual salary cannot be decreased without his or her written consent.
The Compensation Committee did not increase base salaries for Messrs. Silvester and O'Shea and Ms. Gregory during 2018. Pursuant to his contract, as a U.K.-based employee, Mr. Silvester is paid in British Pounds, and therefore the Summary Compensation Table indicates an increase to his base salary even though no such increase was made, as a result of the conversion of his salary into our reporting currency of U.S. Dollars.
In connection with his promotion to CFO from Deputy CFO, Mr. Bowker's base salary was increased to $575,000 effective January 1, 2018. In connection with our annual compensation review, Mr. Brockman's base salary was increased by 1.5% to $468,930 effective April 1, 2018.
Annual Incentive Compensation
Operation of 2016-2018 Annual Incentive Compensation Program
Our 2016-2018 Annual Incentive Compensation Program (the "Annual Incentive Plan") rewards performance consistent with our primary corporate objective of increasing our net book value per share over the long term through growth in our net earnings year over year. The Annual Incentive Plan provided for the grant of annual bonus compensation (a "bonus award") to all bonus-eligible employees, including our executive officers, and excluding StarStone and Atrium staff. StarStone and Atrium have different bonus programs, in which our executive officers are not eligible to participate.
Executive Officer 2018 Annual Incentive Plan Targets
In 2018, we continued the use of Company financial and operational performance objectives under our Annual Incentive Plan and established a threshold, target, and maximum annual incentive award payment structure. This change to our program followed an evaluation of the voting results from our 2015 annual general meeting and our

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engagement with shareholders. Our longstanding prior practice was to use a fully discretionary annual incentive award plan as a way of addressing our acquisitive business model, in which our executives are encouraged to pursue new transactions on an opportunistic basis. We often adapt our financial, strategic, and operational plans during the course of the year to pursue these developing opportunities, and our results during early years of integrating new business can be difficult to predict. In moving to the different approach, the Compensation Committee designed a program it believed was better aligned with the expectations of our shareholders and would incentivize our executives to achieve our strategic goals.
The 2018 program operated as follows:

Base Salary ($) x Company Financial Performance Objective (%)	+	Base Salary ($) x Operational Performance Objective (%)	+/-	Committee Adjustment Amount	=	2018 Bonus Award
Company financial objectives and individual operations performance objectives each comprise half of the executive's bonus potential.
Bonus Potential
The Compensation Committee establishes threshold, target, and maximum bonus potential levels for each executive officer, each of which is expressed as a percentage of base salary. In connection with shifting from a fully discretionary plan to the target-based program in 2016, these levels were initially set taking the historic compensation levels of our executives into consideration to ensure the new program would continue to reward strong performance, as well as motivate and retain our executives. Minor realignment adjustments were made in 2017 for Messrs. Silvester and O'Shea and Ms. Gregory, and no changes were made to the bonus potential levels in 2018.
The table below sets forth each executive's bonus potential, expressed as a percentage of base salary.

Executive	Base Salary	Threshold (% of Base Salary)	Target (% of Base Salary)	Maximum (% of Base Salary)
Dominic Silvester(1)	£1,848,090	100%	115%	140%
Paul O’Shea	$1,271,535	100%	150%	180%
Orla Gregory	$1,122,000	100%	145%	175%
Guy Bowker	$575,000	85%	100%	115%
Paul Brockman	$468,930	100%	125%	150%

(1)
Mr. Silvester's annual incentive award was calculated with reference to his annual base salary rate denominated in and paid in British Pounds ("GBP"). The annual incentive award amount paid to Mr. Silvester in GBP was converted to U.S. Dollars for presentation in this proxy statement using the prevailing exchange rate on the date of approval.

Company Financial Objectives
To determine the Company financial objectives, the Compensation Committee reviewed the 2018 business plan with the full Board and the executive officers and put in place a challenging set of financial objectives. The Compensation Committee used three financial metrics:

•	net earnings;

•	growth in fully diluted book value per share; and

•	return on equity.
The Compensation Committee then selected a threshold, target, and maximum objective for each of these metrics based on the Company's business plan, which correspond to each executive’s bonus potential. The financial objectives were set as follows:

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Financial Metric	2017 Actual	2018 Threshold	2018 Target	2018 Maximum	2018 Actual	Weighting
Net Earnings	$311.46	$255.34	$300.40	$345.46	$(162.90)	20%
Growth in Fully Diluted Book Value Per Share	10.8%	9.2%	10.8%	12.4%	(2.0)%	15%
Return on Equity	11.1%	9.1%	10.7%	12.3%	(5.6)%	15%
					Total	50%
In establishing financial objective levels, the Compensation Committee maintained targets relatively in line with 2017 actuals, taking into consideration the 2018 Board-approved business plan and noting that 2017 was a year of record net earnings, and moderately increased the return on equity target. The Compensation Committee also considered the Company's risk appetite and the anticipated market environment. Specifically, the selected financial objective levels reflected the persistent low interest rate environment, regulatory constraints on our capital and investments, the impact of integrating recent transactions on short-term results, as well as the very challenging active underwriting environment. The Compensation Committee established metrics that it believed would be challenging and only achievable with strong performance and precise execution, with maximum levels achievable only with extraordinary performance.
Despite our executives' achievement of many operational objectives as described below, the Company did not achieve the threshold level of performance for any of the financial objectives. The primary reasons for this as described above in the "Executive Summary" section. As a result, the Company Financial Performance Objective component of annual incentive plan awards for 2018 was not paid to any executive officers.
Operational Performance Objectives
In early 2018, the Compensation Committee asked each executive to provide a proposed set of individual operational performance goals to the CEO. The CEO reviewed and discussed these goals with each executive and provided the agreed goals to the Compensation Committee for review, deliberation and revision. The CEO submitted his proposed set of individual goals directly to the Compensation Committee.
In the third quarter of 2018, the Compensation Committee reviewed interim self-appraisals to track each executive's progress. Following year-end, each executive submitted a final self-appraisal of his or her performance versus the goals to the Compensation Committee and the CEO. The Compensation Committee discussed each appraisal with the CEO before making a determination and considered his thoughts and views on overall achievement levels. The Compensation Committee considers achievement of "threshold" level to partially meet operational performance expectations, with "target" level corresponding to meeting expectations, and "maximum" level corresponding to exceptional performance.
Dominic Silvester: Mr. Silvester's operational performance objectives included several strategic and operational objectives as follows: acquire at least the specified level of new non-life run-off loss reserves, including by fostering relationships with new and existing partners; develop and implement enhancements to the Company's investment strategy and asset deployment opportunities; evaluate, recommend and oversee several contemplated strategic transactions; oversee the implementation of a new capital management function; strengthen the leadership team; and continue the development of the Company's succession planning in identified roles.
The Compensation Committee determined that Mr. Silvester partially achieved his collective operational performance objectives, exceeding or meeting his objectives in some areas and not fully achieving them in others.  The Compensation Committee assessed that he exceeded his run-off acquisition objective and met his investment strategy objective. Under Mr. Silvester's leadership, Enstar completed run-off transactions in 2018 involving approximately $3.2 billion of gross loss reserves, our largest year to date in terms of acquired reserves, and Enhanzed Re, a joint venture launched with Allianz and Hillhouse capitalized with $470 million.  Mr. Silvester also oversaw the implementation of a new private equity mandate and the successful completion of several private company investments and other transactions, such as the acquisition of KaylaRe. While many other objectives were met or partially met, the Compensation Committee determined that additional progress was needed. The Compensation Committee also took into consideration the underperformance of StarStone, although it recognized that he significantly strengthened StarStone's leadership in the second half of 2018.
The Compensation Committee reduced Mr. Silvester's formulaic annual incentive plan award amount by 26%, resulting in a total award amount of 29% of his base salary. This determination, which Mr. Silvester recommended, reflects the Compensation Committee's view that the awards for the CEO, President, and COO should be impacted the most by the Company's $162.0 million reported net loss, given their positions as the most senior leaders in the group.

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Paul O'Shea: Mr. O’Shea's operational performance objectives were as follows: deliver the acquisition of at least the specified level of new non-life run-off loss reserves; oversee process advancements within the acquisitions function; oversee the Company's interactions with global regulators and rating agencies; further develop the long-term strategic direction of the Company and complete approved projects aimed at providing accretive returns; oversee specified leadership and strategic objectives in our StarStone segment; and improve leadership development and succession planning within specified functions.
The Compensation Committee determined that Mr. O’Shea partially achieved his collective operational performance objectives, exceeding or meeting his objectives in some areas and not fully achieving them in others. The Compensation Committee assessed that he exceeded his run-off acquisition objective, met his acquisition processes objective; met his regulatory and rating agency objective; partially achieved his strategic transaction objective; and did not sufficiently achieve his StarStone-related operational objective, although the committee recognized that progress was made in many areas. Mr. O'Shea was a primary contributor to our significant acquisitions of new run-off business. He also engaged with several of our key regulators and rating agencies during 2018, which resulted in favorable outcomes, and played a key role in the accretive purchase of KaylaRe and the launch of Enhanzed Re. The Compensation Committee also took into consideration the underperformance of StarStone in determining Mr. O'Shea's 2018 award.
The Compensation Committee reduced Mr. O'Shea's formulaic annual incentive plan award amount by 28%, resulting in a total award amount of 38% of his base salary.
Orla Gregory: Ms. Gregory's operational performance objectives were as follows: oversee enhancements to the Company's risk management function; drive specified organizational efficiency projects; re-define IT strategy under new leadership; support the CEO and President in completing strategic transactions and opportunities aimed at increasing long-term value; oversee our large-scale effort to optimize our IT infrastructure to support future growth; and implement a new capital management function.
The Compensation Committee determined that Ms. Gregory partially achieved her collective operational performance objectives, meeting several and partially achieving others. The Compensation Committee assessed that she met her risk management, organizational efficiencies and IT strategy objectives, and partially achieved her strategic transaction, IT infrastructure and capital management objectives. Ms. Gregory drove significant enhancements in the Company's risk management function, advancing our capital modeling, investment and other risk analyses and improving reporting. She managed organizational efficiency projects and successfully oversaw the implementation of a new IT strategy framework. She has been instrumental in the implementation of our transformational IT optimization project, which went live during 2018 although it experienced some delays. The Compensation Committee also took into consideration the underperformance of StarStone in determining Ms. Gregory's 2018 award.
The Compensation Committee reduced Ms. Gregory formulaic annual incentive plan award amount by 41%, resulting in a total award amount of 36% of her base salary.
Guy Bowker: Mr. Bowker's operational performance objectives were as follows: provide executive support and leadership to key functions; manage strategic rating agency and regulatory interactions; oversee the development of the finance operations function and its management reporting; oversee the finance portion of our IT infrastructure optimization project; lead the provision of capital management information and design and develop greater organizational capabilities in this area; implement specified organizational efficiency initiatives; and further develop the finance function.
The Compensation Committee determined that Mr. Bowker achieved his operational performance objectives collectively at his target level. Mr. Bowker led several significant financing and treasury initiatives that improved our capital position during 2018 and oversaw finance support for the M&A function as the Company acquired $3.2 billion of gross loss reserves in run-off transactions. He also successfully managed interactions with the Bermuda Monetary Authority (our Group Supervisor) and led rating agency interactions that resulted in improvements to our credit ratings. In addition, Mr. Bowker drove significant enhancements to our capital planning and budgeting processes, and oversaw the successful completion of the first phase of the finance portion of our IT infrastructure optimization project. He also successfully led capital management work and implemented enhanced capital modeling and capital forecasting capabilities. During the year, Mr. Bowker strengthened the finance function and improved its efficiency.
The Compensation Committee increased Mr. Bowker's formulaic annual incentive plan award amount by 102%, resulting in a total award amount approximately equal to his base salary. The Compensation Committee determined that this adjustment to Mr. Bowker's annual incentive award was appropriate in recognition of his success leading the completion of $2.2 billion of financing initiatives and capital markets transactions, notable improvements in the strength of the finance function, and additional responsibilities taken on during the year.

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Paul Brockman: Mr. Brockman's operational performance objectives were as follows: deliver on challenging U.S. technical business plan; execute our acquisition strategy in the U.S.; support U.S. operational and acquisition integration initiatives; manage U.S. regulatory interactions; oversee the U.S. claims portion of our IT infrastructure optimization project; implement specified organizational efficiency initiatives; and develop U.S. leadership team succession planning.
The Compensation Committee determined that Mr. Brockman achieved his operational performance objectives at his target level. Mr. Brockman led the U.S. business to achieve its challenging technical run-off plan, which contributed significantly to our reserve savings for the year, and which the Committee weighted heavily. He was very involved in acquisition sourcing and provided critical support to reviewing and integrating several new deals, including with respect to several loss portfolio transfers and our acquisition of Maiden Reinsurance North America. Mr. Brockman continued to strengthen our U.S. regulatory relationships, which are critical to our ability to operate effectively and grow, and was actively involved in landmark regulatory and legislative initiatives. The U.S. claims IT infrastructure optimization project was completed, and he implemented several important organizational efficiency initiatives.
The Compensation Committee increased Mr. Brockman's formulaic annual incentive plan award amount by 34%, resulting in a total award amount of 84% of his base salary. The Compensation Committee determined that this adjustment to Mr. Brockman's award was appropriate given impressive U.S. technical plan results and the overall success of the U.S. business, his vital support of acquisition sourcing and integration and his continued strong leadership as U.S. CEO.
Committee Adjustment Amount
The Committee Adjustment Amount allows for a positive or negative discretionary adjustment of up to 10% on the formulaic bonus outcome described above. Any Committee Adjustment Amount is applied based on the Compensation Committee's judgment of the executive’s overall performance, including for exceptional individual or team achievements.
The Committee Adjustment Amount set forth in the 2018 Bonus Calculations table reflect the views of the Compensation Committee summarized above. 2018 was a difficult year in which to apply a strict formula and stay within the 10% limit because the Company reported a net loss that was driven primarily by the accounting treatment for unrealized investment losses that occurred due to market forces outside of management's control and losses in the StarStone segment. The Committee determined that these factors masked strong underlying performance of our core non-life run-off business, which had a successful year in terms of claims reserve savings, and the notable acquisitions of record levels of new run-off business.
Mr. Silvester recommended, and the Committee agreed, that awards for himself, Mr. O'Shea, and Ms. Gregory should be reduced from the formula in excess of 10%, given their greater involvement in overseeing strategic initiatives and StarStone, while awards for Messrs. Bowker and Brockman should be increased. While the Committee prefers to stay within the formula of the annual incentive plan, it determined these adjustments were appropriate, noting that the aggregate negative discretion of over $700,000 significantly outweighed the aggregate positive discretion of $392,250.
2018 Bonus Calculations

Executive	Base Salary	Company Financial Objective Achieved	Corresponding % of Base Salary	Individual Operational Performance Objective Achieved	Corresponding % of Base Salary	Committee Adjustment Amount (% of formulaic bonus)	2018 Annual Incentive Plan and Bonus Award
Dominic Silvester(1) CEO	£1,848,090	—	—%	Partial	39%	(26)%	£531,326
Paul O’Shea President	$1,271,535	—	—%	Partial	52%	(28)%	$476,826
Orla Gregory COO	$1,122,000	—	—%	Partial	61%	(41)%	$406,725
Guy Bowker CFO	$575,000	—	—%	Target	50%	102%	$579,750
Paul Brockman CEO, Enstar (US), Inc.	$468,930	—	—%	Target	63%	34%	$393,081

(1)
Mr. Silvester's annual incentive award was calculated with reference to his GBP base salary and paid in GBP. Converted to U.S. Dollars using the prevailing exchange rate on the date of approval, Mr. Silvester's annual incentive award amounted to $696,604, as reported below in the Summary Compensation Table.

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Long-Term Incentive Compensation
We established the 2016 Equity Incentive Plan (the "Equity Plan") to provide our employees with long-term equity-based incentive compensation, which we believe furthers our objective of aligning the interests of management and the other plan participants with those of our shareholders. The Equity Plan was approved by a 99% vote of our shareholders at our 2016 annual general meeting and is administered by the Compensation Committee. In considering whether to make long-term equity-based compensatory awards and how to design them, the Compensation Committee takes into account shareholder dilution and burn rate issues and related concerns.
Following the adoption of the Equity Plan, the Compensation Committee worked with our independent compensation consultant to develop a long-term incentive program for senior management based on principles of equity compensation it believes are aligned with shareholder expectations and best practice. The awards included a combination of three-year cliff-vesting performance stock unit awards ("PSUs") tied to growth in fully diluted book value per share ("FDBVPS") and three-year tranche-vesting restricted stock unit awards ("RSUs"), with the ratio of PSUs to RSUs increasing with relative levels of seniority. In 2017, the Compensation Committee worked with our independent compensation consultant to make long term incentive awards to our CEO, President and COO using the using the framework of the senior management program.
Equity Plan Snapshot

What the Plan DOES		What the Plan DOES NOT DO
☑	Shareholder approval is required to issue additional shares	☒	No liberal share recycling
☑	Requires 12-month minimum vesting period for options/SARs (with 5% carve out pool)	☒	No evergreen renewal provision
☑	Applies annual award limits for employees and directors	☒	No granting of reload options
☑	Awards under plan are subject to our Clawback Policy	☒	No excise tax gross-up provision
☑	Pool was constituted solely of the shares that remained under the expired 2006 Equity Plan	☒	No liberal Change in Control definition
☑	Performance-based awards vest on a pro-rata basis at target level upon a Change in Control unless the committee determines otherwise	☒	No single-trigger acceleration of awards upon a Change in Control if acquirer assumes the award or substitutes a new award
☑	All stock options and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying shares on the grant date	☒	No repricing or cash buy-out of underwater options and SARs without shareholder approval
Equity Awards
No new equity awards were made to Messrs. Silvester and O'Shea and Ms. Gregory during 2018. In 2017, they each received long-term incentive awards consisting of 75% PSUs and 25% RSUs that are intended to cover a three-year period. The PSUs for Messrs. Silvester and O'Shea and Ms. Gregory vest according to the performance targets following the performance period from January 1, 2017 to December 31, 2019 (set forth in the table below). Due to the negative impact of our 2018 financial results, we currently carry the 3-year 2017 PSU awards granted to our CEO, President and COO at "threshold" value based on our current expectation that these awards will vest at or below the “threshold” level of achievement, which would result in either significantly diminished or zero payout upon vesting. “Threshold” represents 50% of the original number of PSUs granted.

Growth in 3-Year FDBVPS	PSU Vesting as a Percentage of Target(1)
Less than 30.3% (Below Threshold)	—%
30.3% (Threshold)	50%
35.7% (Target)	100%
41% or greater (Maximum)	150%

(1)	Actual payout levels between threshold and target and target and maximum is determined by straight-line interpolation.

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Messrs. Bowker and Brockman received grants of PSUs under our senior management long-term equity incentive program in early 2018 in the amounts set forth in the Grants of Plan-Based Awards Table. These awards were intended to accompany RSUs granted in late 2017, such that the total award comprised 65% PSUs and 35% RSUs. Unlike the current treatment for Messrs. Silvester and O'Shea and Ms. Gregory, Messrs. Bowker and Brockman are considered eligible for annual long-term equity incentive awards, and the amounts of such awards are subject to the Compensation Committee's determination each year.
In addition, Messrs. Bowker and Brockman received grants of 65% PSUs and 35% RSUs under our senior management program in early 2019. The performance targets applicable to Messrs. Bowker and Brockman's outstanding PSUs relate to succeeding three-year performance periods measuring growth in three-year fully diluted book value per share from the year of grant.
Alignment of Pay and Performance
Our executive compensation program links compensation to Company and individual performance over both the short- and long-term.

What We Reward:		How We Link Pay to Performance:		How We Pay:
Long-term performance over a 3-year period in our LTI program
Strong financial and operational performance, as measured against Board-approved plan in our Annual Incentive Program
Achievement of individual strategic goals
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Significant allocation of executive compensation is to PSU awards that vest according to level of financial results
Annual Incentive Plan payments are tied in large part to achievement of net earnings, growth in FDBVPS, and return on equity
Annual Incentive Plan drives accountability for executing individual strategic objectives
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CEO Reported Pay

Reduced vs. 2017, primarily due to the 2017 reflection of the grant date fair value of an equity award intended to cover a 3-year period and a significantly reduced annual incentive award for 2018.

Other NEO Reported Pay

Collectively decreased vs. 2017, primarily due to the 2017 grant date fair value of equity awards granted to the President and COO intended to cover a 3-year period.

Other Benefits and Perquisites
We provide certain additional benefits in furtherance of our objective of retaining and attracting key talent and pursuant to contractual provisions. In 2018, our executive officers participated in the same group insurance and employee benefit plans, including long-term disability insurance, life insurance, and medical and dental benefits on the same basis as our other salaried employees, and Mr. Silvester received certain additional expense reimbursements for non-plan medical and dental items. We pay the employee’s share of Bermudian government payroll and social insurance taxes for all of our Bermuda employees, including our executive officers, which we believe is common practice at other Bermuda-based public companies. Our executive officers also receive payment in lieu of a retirement benefit contribution, as described below in the "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table" under "Retirement and Other Benefits," and Mr. Brockman participates in our U.S. 401(k) plan, which has matching contributions.
Executive Employment Agreements
Employment contracts are required in most jurisdictions in which our NEOs are based. During 2017, the Compensation Committee negotiated new employment agreements with Messrs. Silvester and O'Shea and Ms. Gregory, as their respective contracts were due to expire at the end of 2017 and the Board determined it was critical to retain these executives for additional terms. The Compensation Committee also approved Mr. Bowker's employment contract, which was entered into on December 28, 2017 and took effect January 1, 2018. We entered into an employment agreement with Mr. Brockman effective January 8, 2018. See "Executive Compensation Tables - Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table - Employment Agreements with Executive Officers" below for a summary of the material terms of these employment agreements.
Post-Termination Payments
Our employment agreements with our executive officers each provide for certain benefits in the event of a change in control followed by termination of the executive’s employment for specified reasons (referred to as a "double trigger"), including a cash payment, accelerated vesting of equity awards, family medical benefits, and, in certain circumstances,

Enstar Group Limited	46	2019 Proxy Statement

payment of annual incentive bonus. We believe these benefits are common features in many of our peers’ compensation programs. See “Executive Compensation Tables - Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table - Employment Agreements with Executive Officers" below for a summary of these employment agreements. The terms of the employment agreements reflect arm’s-length negotiations between us and each executive officer.
Separately from our employment agreements and equally applicable to any participant, our Equity Plan only provides for plan participants to receive accelerated vesting upon a change in control if the acquirer does not assume or convert the awards, or substitute new awards. In the case of performance-based awards granted under the Equity Plan, if the acquirer does not assume, convert, or substitute awards, absent a Compensation Committee determination otherwise, only a pro-rata portion of the target opportunity for the performance period would accelerate upon a change in control, based on the portion of the performance period that has been completed.
Clawback of Incentive Compensation
Our Clawback Policy (the "Clawback Policy") applies to all cash and equity incentive awards granted after its adoption. The Clawback Policy allows the Board of Directors or the Compensation Committee to recoup or "clawback" incentive compensation if an employee: (i) engages in misconduct pertaining to a financial reporting requirement under the federal securities laws that requires a restatement to correct an error; (ii) receives incentive compensation based on inaccurate financial or operating measure that when corrected causes significant harm to the Company; (iii) engages in any fraud, theft, misappropriation, embezzlement or dishonesty to the detriment of our financial results; or (iv) engages in conduct that is not in good faith and disrupts, damages, impairs, or interferes with our business, reputation, or employees.
In addition, our Annual Incentive Plan works in conjunction with our Clawback Policy in that it allows the Compensation Committee to cancel an award if the program participant has engaged in conduct or acts determined to be materially injurious, detrimental or prejudicial to the Company's interest, and allows us to recoup any amount in excess of what the participant should have received under the terms of the award for any reason, including financial restatement, mistake in calculations or other administrative error. Awards made under our Equity Plan are also subject to the Clawback Policy. In addition to the policy, our equity plan provides that the Compensation Committee has the authority to require disgorgement of any profit, gain or other benefit received in respect of restricted shares, options and stock appreciation rights for a period of up to 12 months prior to the grantee’s termination for cause.
Once final rules are adopted regarding clawback requirements under the Dodd-Frank Act, we will consider and adopt any additional responsive policies required. As a publicly traded company, the mandates of the Sarbanes-Oxley Act requiring clawback of compensation under specified circumstances also apply to us.

Other Matters
Hedging Prohibition
Under our Code of Conduct, our employees, officers, and directors are prohibited from engaging in any hedging or monetization transactions involving our securities, such as zero-cost collars and forward sale contracts, and are also prohibited from trading in derivatives in our securities, such as exchange-traded put or call options and forward transactions.
Share Ownership Guidelines
Our Share Ownership Guidelines require our executive officers and directors to achieve and maintain ownership of our ordinary shares at the levels specified in the table below within five years of becoming subject to the guidelines. An individual may not sell or otherwise dispose of Company shares (including during the five year accumulation period) until he or she has met his or her minimum ownership requirement except that shares may be withheld upon vesting to satisfy tax obligations.

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Covered Person	Ownership Requirement
CEO	6x base salary
President	3x base salary
COO	3x base salary
CFO & Other Executive Officers	1x base salary
Non-Employee Directors	3x annual cash retainer
Individuals may satisfy their ownership requirements with: (i) shares owned directly or indirectly (including any shares held in retirement account or deferred compensation plan maintained by the Company), (ii) time vested restricted stock, RSUs or phantom stock, (iii) performance shares or PSUs (counted at target), or (iv) share units held in non-employee director deferred compensation plan. Shares are valued based on the closing price of the last completed calendar year. All covered persons are currently in compliance with our Share Ownership Guidelines. The Compensation Committee elected to use a 1x multiplier for the CFO and our other executive officers because these executives were each recently appointed to their officer roles; it expects to reassess this figure in future years as the officers serve additional time in these roles.
Tax and Accounting Treatment of Compensation
Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct from our U.S. source income in any one year with respect to certain of our executive officers. This limitation has not historically impacted our decisions regarding executive compensation, including because nearly all of our executive officers are based outside of the U.S.
We account for equity compensation paid to our employees based on the guidance of the Share-Based Payment topic of the Financial Accounting Standards Board Accounting Standards Codification, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.
Compensation Risk Assessment
As part of our risk management practices, the Compensation Committee reviews and considers risk implications of and incentives created by our executive compensation program and our compensation policies and practices for the Company as a whole. At the Compensation Committee’s direction, representatives from our risk management and legal departments conducted a risk assessment of our compensation policies and practices for executives and all employees, which was discussed and reviewed by the Compensation Committee.
The review analyzes compensation governance processes, situations where compensation programs may have the potential to raise material risks to the Company, internal controls that mitigate the risk of incentive compensation having an adverse effect, and program elements that further mitigate these risks.
Through this review, the Compensation Committee has concluded that our compensation program does not create risks that are reasonably likely to have a material adverse effect on us.

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Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2018.
COMPENSATION COMMITTEE
B. Frederick Becker
Sandra L. Boss
Robert J. Campbell
Poul A. Winslow

Enstar Group Limited	49	2019 Proxy Statement

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table sets forth compensation earned in 2018, 2017 and 2016 by our Chief Executive Officer, Chief Financial Officer, President, Chief Operating Officer, and Chief Executive Officer of Enstar (US), Inc. These individuals are referred to in this proxy statement as the "executive officers." The following table only includes information for the year or years in which such individuals qualified as named executive officers under SEC rules.

Name and Principal Position	Year	Salary(1)	Bonus		Stock Awards(2)		Non-Equity Plan Incentive Compensation(3)	All Other Compensation	Total
Dominic Silvester(4)	2018	$2,470,126	$			$—	$696,604	$277,858	$3,444,588
Chief Executive Officer	2017	$2,366,424	$			$11,070,000	$2,899,926	$534,740	$16,871,090
	2016	$2,263,450	$		$		$2,800,000	$882,939	$5,946,389

Guy Bowker(5)	2018	$575,000		$263,500		$373,639	$316,250	$261,880	$1,790,269
Chief Financial Officer	2017	$468,750	$			$309,828	$575,000	$105,334	$1,458,912

Paul O’Shea(6)	2018	$1,271,535	$			$—	$476,826	$295,297	$2,043,658
President	2017	$1,265,302	$			$6,918,750	$1,907,303	$197,642	$10,288,997
	2016	$1,240,492	$			$—	$2,000,000	$169,832	$3,410,324

Orla Gregory(7)	2018	$1,122,000	$			$—	$406,725	$290,570	$1,819,295
Chief Operating Officer	2017	$1,116,500	$			$4,612,500	$1,626,900	$181,284	$7,537,184
	2016	$1,050,000		$199,250		$—	$1,300,750	$150,783	$2,700,783

Paul Brockman(8)	2018	$467,198		$70,692		$225,062	$322,389	$18,500	$1,103,841
Chief Executive Officer, Enstar (US), Inc

(1)
All base salary amounts are presented in United States Dollars ("USD"). The change in Mr. Silvester's salary from 2017 to 2018 was the result of exchange rate fluctuation between British Pounds ("GBP") and USD; his salary was not increased in 2018. Mr. Silvester's nominal base salary is £1,848,090. Amounts paid to Mr. Silvester in GBP have been converted to USD for presentation in this Summary Compensation Table as described below in footnote 4.

(2)
The amount shown in the Stock Awards column represents the aggregate grant date fair value of time-vested restricted shares, RSUs, and PSUs granted to our executive officers in the applicable fiscal year, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Amounts reported in the table in respect of PSUs granted in 2018 reflect a "target" level of performance. If the maximum level of performance were to be achieved, then the number of shares that would be received in respect of such 2018 PSUs would be 150% of the number of PSUs granted, and the grant date value of such awards would have been as follows: Guy Bowker - $560,458 and Paul Brockman - $337,593. Whether the recipients of PSUs will receive any shares in respect of PSU awards depends on whether Enstar achieves certain levels of growth in fully diluted book value per share. Due to the negative impact of our 2018 financial results, we currently carry the 3-year 2017 PSU awards granted to our CEO, President and COO at "threshold" value based on our current expectation that these awards will vest at or below the “threshold” level of achievement, which would result in either significantly diminished or zero payout upon vesting. “Threshold” represents 50% of the original number of PSUs granted.

(3)
The amounts reported reflect the actual performance-based annual incentive bonuses paid to each named executive officer for the applicable fiscal year pursuant to the Annual Incentive Plan. The bonuses paid pursuant to the Annual Incentive Plan are described above in "Compensation Discussion and Analysis - Annual Incentive Compensation.”

(4)
All Other Compensation for 2018 represents: (a) perquisites valued at aggregate incremental cost to Enstar, comprising additional medical and dental expense reimbursement pursuant to employment agreement ($27,401) and accommodation expense reimbursement and (b) other compensation consisting of a payment in respect of retirement benefit contribution ($247,013). The retirement benefit contribution is a payment we provide to all of our U.K.-based employees. Pursuant to his employment agreement, we began compensating Mr. Silvester in GBP in April 2017, and amounts paid to him in GBP have been converted to USD at the then-prevailing exchange rate on the relevant payroll date or, in the case of annual incentive awards for 2018, on the date of approval by the Compensation Committee.

(5)
All Other Compensation for 2018 represents other compensation, including: (i) cash payment in respect of retirement benefit contribution ($57,500) and (ii) payment of the employee’s share of Bermudian payroll and social insurance tax ($204,380). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

(6)
All Other Compensation for 2018 represents other compensation, including: (i) cash payment in respect of retirement benefit contribution ($127,154) and (ii) payment of the employee’s share of Bermudian payroll and social insurance tax ($168,143). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

(7)
All Other Compensation for 2018 represents other compensation, including: (i) cash payment in respect of retirement benefit contribution ($112,200) and (ii) payment of the employee’s share of Bermudian payroll and social insurance tax ($178,370). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

(8)
All Other Compensation for 2018 represents other compensation, consisting of a Company matching contribution under our 401(k) plan ($18,500). This Company matching contribution under our 401(k) plan is offered to all of our U.S.-based employees.

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Grants of Plan-Based Awards in 2018

Name	Award Type	Approval Date	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Grant date fair value of Stock and Option Awards(3)
				Threshold	Target	Maximum	Threshold	Target	Maximum
Dominic Silvester	AIP	n/a	n/a	$2,122,381	$2,711,932	$3,631,631

Guy Bowker	AIP	n/a	n/a	$439,875	$575,000	$727,375
	PSUs	11/6/2017	1/2/2018				936	1,871	2,807	$373,639

Paul O'Shea	AIP	n/a	5/10/2017	$1,144,382	$1,907,303	$2,517,639

Orla Gregory	AIP	n/a	n/a	$1,009,800	$1,626,900	$2,159,850

Paul Brockman	AIP	n/a	n/a	$422,037	$586,163	$773,735
	PSUs	11/6/2017	1/2/2018				564	1,127	1,691	$225,062

(1)
The amounts reported in these columns represent estimated possible payouts of performance-based annual incentive cash bonuses under the 2016-2018 Annual Incentive Plan ("AIP") in respect of 2018, assuming threshold achievement, target achievement and maximum achievement of the applicable performance metrics and assuming full negative and positive exercise of the Committee Adjustment Amount for threshold and maximum awards, respectively. The Committee Adjustment Amount is described in detail in "Compensation Discussion and Analysis - Annual Incentive Compensation - Committee Adjustment Amount." The actual amounts paid to our named executive officers in respect of 2018 are included in the Summary Compensation Table in the "Non-Equity Incentive Plan Compensation" column.

(2)
The amounts reported in these columns represent grants pursuant to the Equity Plan during 2018 of PSUs that cliff vest following a three-year performance period, subject to the Company's of achievement of certain levels of growth in fully diluted book value per share selected by the Compensation Committee. Failure by the Company to attain at least a threshold level of financial performance during the performance period in respect of an award would result in zero vesting of PSUs under such award.

(3)
The amounts reported in this column represent the grant date fair value of time-vested restricted share units and performance share units granted to our named executive officers in the applicable fiscal year, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions made in the valuation of stock awards are discussed in Note 19 - Share-Based Compensation and Pensions to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2018.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements with Named Executive Officers
We have employment agreements with all of our named executive officers. Our agreements with Messrs. Silvester and O’Shea originally became effective as of May 1, 2007 following our public listing on the NASDAQ stock exchange and have been extended on subsequent occasions. Our employment agreements with Ms. Gregory and Mr. Bowker originally became effective as of August 18, 2015 and July 28, 2015, respectively.
On March 28, 2017, we entered into a new employment agreement with Mr. Silvester (subsequently amended on April 12, 2017) with a three-year term extending until April 17, 2020, which reflects his relocation to the United Kingdom on such date, among other changes. On May 19, 2017, we entered into new employment agreements with Mr. O'Shea and Ms. Gregory with three-years terms extending to May 19, 2020. The new agreements for Messrs. Silvester and O'Shea and Ms. Gregory no longer contain an automatic renewal clause, nor a mandatory cost-of-living base salary increase (as existed in the prior agreements). Contractual clawbacks have also been added to supplement our Company policy.
In connection with his appointment as Chief Financial Officer, we entered into a new employment agreement with Mr. Bowker effective as of January 1, 2018. Mr. Bowker's employment agreement continues for an indefinite term until terminated in accordance with its terms.
Mr. Brockman's employment agreement was entered into on January 8, 2018 and continues for an indefinite term until terminated in accordance with its terms.
The material terms of each of the employment agreements are described below in the section entitled "Potential Payments upon Termination or Change in Control," and are substantially similar for the executives other than as noted. The employment agreements also provide for certain benefits and certain restrictive covenants upon termination of employment for various reasons.

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Incentive Awards
Awards granted under our 2016 Annual Incentive Plan and our equity incentive plans are described in "Compensation Discussion and Analysis - Annual Incentive Compensation" and "Long-Term Incentive Compensation," respectively.
Retirement and Other Benefits
We maintain retirement plans and programs for our employees in Bermuda, Australia, the United Kingdom, Europe, and the United States. On an annual basis, our employees and executive officers in Bermuda receive an amount equal to 10% of their base salaries in respect of a retirement benefit contribution. Our employees and executives in the United States receive a Company matching contribution under our 401(k) plan of up to 6% of base salary. The amounts paid to each of our executive officers in respect of these retirement benefits are included in the amounts shown in the "All Other Compensation" column of the Summary Compensation Table above. Amounts for other benefits included in the "All Other Compensation" column of the Summary Compensation Table are described in "Compensation Discussion and Analysis - Other Benefits and Perquisites."
Outstanding Equity Awards at 2018 Fiscal Year-End
The following table sets forth information regarding all outstanding equity awards held by the executive officers at December 31, 2018.

			Option Awards			Stock Awards(1)
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Dominic Silvester	5/10/2017	(2)				10,000	$1,675,700
	5/10/2017	(3)						22,500	$3,770,325

Guy Bowker	11/17/2016	(2)				183	$30,665
	1/3/2017	(3)						275	$45,998
	11/17/2017	(2)				593	$99,369
	1/2/2018	(3)						936	$156,762

Paul O'Shea	5/10/2017	(2)				6,250	$1,047,313
	5/10/2017	(3)						14,063	$2,356,537

Orla Gregory	6/9/2014	(4)	20,000	$147.75	6/9/2024
	5/10/2017	(2)				4,167	$698,264
	5/10/2017	(3)						9,375	$1,570,969

Paul Brockman	5/13/2014	(5)				735	$123,164
	1/3/2017	(3)						502	$84,120
	11/17/2017	(2)				119	$19,941
	1/2/2018	(3)						564	$94,426

(1)	Market value of stock awards based on $167.57 per share, the closing price of our ordinary shares on December 31, 2018.

(2)	Represents a grant pursuant to the Equity Plan of RSUs that vest in three equal annual installments beginning on the first anniversary of the grant date.

(3)
Represents grants pursuant to the Equity Plan of PSUs that cliff vest following a three-year performance period that began on January 1, 2017 for awards granted during 2017 and January 1, 2018 for awards granted during 2018, subject to the Company's of achievement of certain levels of growth in fully diluted book value per share selected by the Compensation Committee. The amounts of unearned PSUs relating to the 2017-2019 and 2018-2020 performance periods are reported in the “Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested” column based on the threshold number of PSUs (50% of target) that may be earned for the performance period.

(4)	Represents fully vested cash-settled SARs granted in 2014. No shares of stock may be issued upon exercise.

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(5)	Represents a grant pursuant to the 2006 Equity Incentive Plan of restricted shares that began vesting in five equal annual installments on March 31, 2015.
Option Exercises and Stock Vested during 2018 Fiscal Year
The following table sets forth information regarding the vesting of restricted shares held by the executive officers during the 2018 fiscal year.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dominic Silvester	5,000	$1,050,250	(1)
Guy Bowker	479	$84,864	(2)
Paul O'Shea	3,125	$656,406	(3)
Orla Gregory	2,083	$437,534	(4)
Paul Brockman	913	$186,070	(5)

(1)	Based on $210.05 per share, the closing price of our ordinary shares on May 10, 2018 (the vesting date).

(2)	Based on $177.17 per share, the closing price of our ordinary shares on November 17, 2018 (the vesting date).

(3)	Based on $210.05 per share, the closing price of our ordinary shares on May 10, 2018 (the vesting date).

(4)	Based on $210.05 per share, the closing price of our ordinary shares on May 10, 2018 (the vesting date).

(5)
Based on $210.25 per share, the closing price of our ordinary shares on March 31, 2018 (the vesting date for 735 restricted shares) and $177.17, the closing price of our ordinary shares on November 17, 2018 (the vesting date for 178 RSUs).

Potential Payments upon Termination or Change in Control
This section describes payments that would be made to our executive officers following termination of employment or upon a change in control of the Company. In the first part of this section, we describe benefits under employment agreements and general plans that apply to any executive officer participating in those plans. We then provide estimated amounts of benefits assuming the occurrence of certain hypothetical termination events as of December 31, 2018.
Employment Agreements for our Named Executive Officers
Our executive officers are entitled to certain benefits under their employment agreements upon termination of their employment.  An executive officer’s employment may terminate under any of the following circumstances: (i) by us for "cause" (as defined in the applicable executive’s agreement) or by the executive without "good reason" (as defined in the applicable executive’s agreement), (ii) by us without "cause" or by the executive with "good reason," (iii) following a "change of control" (as defined in the applicable executive’s agreement), (iv) upon the executive’s death or disability and (v) after expiration of the term of employment.
Upon termination for any reason, each executive is entitled to any salary, bonuses, expense reimbursement and similar amounts (including pension benefits) that were already earned, but not yet paid.
Termination for "Cause" or Voluntary Termination without "Good Reason." If we terminate the employment agreement of Mr. Silvester, Mr. O'Shea, Ms. Gregory or Mr. Bowker for "cause," or if one of them voluntarily terminates his/her employment agreement with us without "good reason," we will not be obligated to make any payments to the executive officer other than amounts that have been fully earned by, but not yet paid to, the executive officer. If we terminate the employment agreement of Mr. Brockman for "cause," we will not be obligated to make any payments to him other than amounts that have been fully earned by, but not yet paid to, him.
Termination "without Cause" or Termination with "Good Reason." Our executive officers are entitled to the benefits described below if: (i) we terminate the executive officer’s employment "without cause" or (ii) the executive officer terminates his/her employment with "good reason": (A) any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of termination; (B) a lump sum amount equal to three times the executive officer’s annual base salary (for Messrs. Silvester and O'Shea), two times (for Ms. Gregory), one time (for Mr. Bowker) and a continuation of base salary payments for a period of 6 months (for Mr. Brockman); (C) continued medical benefits coverage for the executive officer, his/her spouse and dependents at our expense for 36 months (for Messrs. Silvester and O'Shea), 24 months (for Ms. Gregory) and 12 months (for Mr. Bowker); (D) vesting of each outstanding unvested equity incentive award, if any, granted to the executive officer before, on or within three years of the effective date of the employment agreement (for Messrs. Silvester and O'Shea and Ms. Gregory); and (E) for the year in which the executive officer’s employment terminates, provided that we achieve any performance goals established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that the executive officer would have received had he or she been employed by us for the full year (an "Incentive Plan Payment") for Messrs. Silvester and O'Shea and Ms.

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Gregory and an Incentive Plan Payment reduced on a pro rata basis to reflect the amount of calendar days during the year that he was employed (a "Pro Rata Incentive Plan Payment") for Messrs. Bowker and Brockman.
Termination following a Change in Control. Our employment agreements with our named executive officers are "double trigger" in nature, meaning that in the event of a change in control as defined in the employment agreements, the executive officer is entitled to the prescribed employment agreement benefits only following termination of employment. Termination of employment must be either: (i) termination by us "without cause" or (ii) termination by executive with "good reason." The termination must also occur within one year of a change in control. If these conditions are met, the executive would be entitled to the same benefits described above under "Termination without Cause/Termination with Good Reason."
If the executive ends his/her employment following a change in control without "good reason," the executive would receive only earned but unpaid compensation as of the termination date under his/her employment agreement. In the event of termination by Mr. Brockman for any reason (other than for "cause"), we will not be obligated to make any payments to him other than amounts that have been fully earned by, but not yet paid to, him unless we elect to make his termination effective prior to the end of his six month notice period.
Death of Executive. In the event of an executive officer’s death, his/her employment agreement automatically terminates, and his/her designated beneficiary or legal representatives are entitled to: (A) a lump sum payment equal to five times the executive officer’s annual base salary in effect at the time of his/her death, pursuant to life insurance benefits we maintain (for Messrs. Silvester and O'Shea and Ms. Gregory); (B) a Pro Rata Incentive Plan Payment; and (C) continued medical benefits coverage under the employment agreement for the executive officer’s spouse and dependents for a period of 36 months (for Messrs. Silvester and O'Shea), 24 months (for Ms. Gregory) and 12 months (for Mr. Bowker) following death.
Disability of Executive. For Mr. Silvester, Mr. O'Shea, Ms. Gregory and Mr. Bowker, either the executive officer or we may terminate his/her employment agreement if the executive officer becomes disabled (as defined in the applicable executive’s agreement). If the executive officer’s employment ends because of disability, then he/she is entitled to: (A) any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of such termination; (B) base salary for a period of 36 months (for Messrs. Silvester and O'Shea), 24 months (for Ms. Gregory) and 12 months (for Mr. Bowker) - with base salary payments being offset by any payments to the executive officer under the Company's disability insurance policies; (C) a Pro Rata Incentive Plan Payment (for Mr. Silvester, Mr. O'Shea, Ms. Gregory and Mr. Bowker); and (D) continued medical benefits coverage for the executive officer, his/her spouse and dependents at our expense for 36 months (for Messrs. Silvester and O'Shea), 24 months (for Ms. Gregory) and 12 months (for Mr. Bowker).
Restrictive Covenants. In addition, the employment agreements of Messrs. Silvester and O'Shea and Ms. Gregory provide the Company with certain protections in the form of restrictive covenants, including that if the executive fails to remain employed through the current term (other than in the event of termination by the Company "without cause" or by the executive with "good reason"), he/she may not compete with us for a specified period following the date of termination of employment. Such specified periods are 18 months with respect to Messrs. Silvester and O'Shea and 12 months with respect to Ms. Gregory. These agreements, and the agreements for Messrs. Bowker and Brockman, also include restrictive covenants regarding non-solicitation, confidentiality, and non-disparagement. Messrs. Bowker and Brockman are subject to restrictive covenants regarding post-termination non-solicitation for periods of 12 months and 6 months, respectively.
Annual Incentive Plan
Under the Annual Incentive Plan, a change in control would accelerate payment of bonuses by changing the measurement period to determine bonuses from the calendar year to a period that begins on the first day of the calendar year and ends on the date of the change in control.
Equity Incentive Plans
Our Equity Plan provides that the Compensation Committee will not fully vest outstanding awards and will not make any payments in respect of outstanding awards if the Compensation Committee determines, prior to a Change in Control, that the surviving or successor corporation will assume all outstanding awards, or substitute a new award of the same type for each outstanding award. If such assumption or substitution does not occur, the Compensation Committee may fully vest all outstanding awards in the event of a Change in Control and may terminate such outstanding awards in exchange for a settlement payment based upon the price per Share received in connection with the Change in Control. Unless otherwise determined by the Compensation Committee, performance stock and PSUs with respect to completed performance periods shall be paid if earned and with respect to in-progress performance periods, a pro-

Enstar Group Limited	54	2019 Proxy Statement

rata portion of the target award opportunity shall be paid based on the portion of the performance period that has been completed as of the date of the Change in Control.
Hypothetical Payments and Benefits
The following table sets forth the benefits payable to each executive officer assuming the occurrence of certain hypothetical events on December 31, 2018.

Name	Executive Voluntary Termination or Company Termination for Cause(1)	Executive Voluntary Termination for Good Reason, Company Termination Without Cause(2)		Change in Control	Death	Disability
Dominic Silvester
Base Salary	$—	$7,074,605	(3)	$—	$—	$7,074,605	(4)
Bonus(5)	$—	$696,604		$—	$696,604	$696,604
Medical Benefits(6)	$—	$106,492		$—	$106,492	$106,492
Life Insurance(7)	$—	$—		$—	$11,791,008	$—
Accelerated Vesting(8)	$—	$9,216,350		$6,702,800	$6,702,800	$6,702,800
TOTAL	$—	$17,094,051		$6,702,800	$19,296,905	$14,580,501

Guy Bowker
Base Salary	$—	$575,000	(3)	$—	$—	$575,000	(4)
Bonus(5)	$—	$579,750		$—	$579,750	$579,750
Medical Benefits(6)	$—	$38,089		$—	$38,089	$38,089
Life Insurance	$—	$—		$—	$—	$—
Accelerated Vesting(8)	$—	$234,542		$295,873	$295,873	$295,873
TOTAL	$—	$1,427,381		$295,873	$913,712	$1,488,712

Paul O'Shea
Base Salary	$—	$3,814,605	(3)	$—	$—	$3,814,605	(4)
Bonus(5)	$—	$476,826		$—	$476,826	$476,826
Medical Benefits(6)	$—	$117,185		$—	$117,185	$117,185
Life Insurance(7)	$—	$—		$—	$6,357,675	$—
Accelerated Vesting(8)	$—	$5,760,219		$4,189,250	$4,189,250	$4,189,250
TOTAL	$—	$10,168,834		$4,189,250	$11,140,935	$8,597,865

Orla Gregory
Base Salary	$—	$2,244,000	(3)	$—	$—	$2,244,000	(4)
Bonus(5)	$—	$406,725		$—	$406,725	$406,725
Medical Benefits(6)	$—	$30,469		$—	$30,469	$30,469
Life Insurance(7)	$—	$—		$—	$5,610,000	$—
Accelerated Vesting(8)	$—	$3,840,202		$2,792,889	$2,792,889	$2,792,889
TOTAL	$—	$6,521,395		$2,792,889	$8,840,083	$5,474,083

Paul Brockman
Base Salary	$—	$234,465	(3)	$—	$—	$—
Bonus(5)	$—	$393,081		$—	$—	$—
Medical Benefits	$—	$—		$—	$—	$—
Life Insurance	$—	$—		$—	$—	$—
Accelerated Vesting(8)	$—	$206,055		$318,215	$318,215	$318,215
TOTAL	$—	$833,601		$318,215	$318,215	$318,215

(1)
Upon termination, the executive officer would be entitled only to amounts (including salary, bonus, expense reimbursement, etc.) that have been fully earned but not yet paid on the date of termination.

(2)
Pursuant to the "double trigger" nature of the executive officer employment agreements, any executive officer terminated without cause or resigning with good reason within one year of a change in control would receive benefits equivalent to those set forth in this column.

Enstar Group Limited	55	2019 Proxy Statement

(3)
Reflects a lump sum payment equal to three times annual base salary in effect on December 31, 2018 for Messrs. Silvester and O'Shea; two times annual base salary for Ms. Gregory, one time annual base salary for Mr. Bowker and 6 months continuation of base salary for Mr. Brockman.

(4)
Reflects annual base salary in effect on December 31, 2018 for a period of 36 months for Messrs. Silvester and O'Shea, 24 months for Ms. Gregory and 12 months for Mr. Bowker, payable in accordance with our regular payroll practices, which would be offset by any amounts we recover under the Company's disability insurance policies.

(5)
Bonus payments for the 2018 year were determined in accordance with the process described in "Compensation Discussion and Analysis - Annual Incentive Compensation", the bonus amount is assumed to be equal to the actual bonus awarded to the executive officer for the year ended December 31, 2018, which was paid in cash in 2019.

(6)
Reflects the value of continued coverage under medical plans for certain executive officers and their respective families and assumes continuation of premiums paid by us as of December 31, 2018 for the maximum coverage period of 36 months for Messrs. Silvester and O'Shea, 24 months for Ms. Gregory and 12 months for Mr. Bowker.

(7)	Reflects a lump sum payment of life insurance benefits equal to five times annual base salary pursuant to a life insurance policy maintained on behalf of the executive by the Company.

(8)	Based on $167.57 per share, the closing price of our ordinary shares on December 31, 2018.

Enstar Group Limited	56	2019 Proxy Statement

CEO PAY RATIO
SEC rules require the Company to determine the annual total compensation of our median-compensated employee for 2018 and present a comparison of that person's compensation to the annual total compensation of our CEO, Dominic Silvester. Our pay ratio was calculated using the ratio of Mr. Silvester's annual total compensation (as reported in the Summary Compensation Table) to the annual total compensation of our median employee (calculated in accordance with the Summary Compensation Table rules), for fiscal year 2018. Mr. Silvester's 2018 annual total reported compensation was $3,444,588. The 2018 annual total compensation of our median compensated employee was $89,410. Accordingly, our pay ratio for 2018 was 39 to 1, compared to 185 to 1 for 2017. The decrease was primarily attributable to the inclusion of the grant date fair value of an equity award intended to cover a three-year period in Mr. Silvester's 2017 total compensation figure that did not reoccur in 2018. In addition, his annual incentive award for 2018 was significantly lower than the prior year.
To calculate our CEO pay ratio, we identified a median-compensated employee for whom 2018 annual total compensation could be determined. We determined the median-compensated employee by collecting compensation data for all of our full- and part-time staff employed by us across all jurisdictions on October 1, 2018, excluding Mr. Silvester. We excluded from this population all personnel classified as independent contractors whose compensation is determined by third parties. This process resulted in the use of a different person as the median-compensated employee than the prior year.
To identify the median-compensated employee, we used total cash compensation as our compensation measure, which included (i) base salary or wages, including overtime, and (ii) annual incentive payments made during the one-year period ended September 30, 2018. Equity compensation, including any equity awards settled in cash, was not included in total cash compensation. We did not make any cost-of-living or other adjustments, assumptions or estimates. Total cash compensation paid in a foreign currency was converted to U.S. Dollars at prevailing exchange rates as of September 20, 2018.
EQUITY COMPENSATION PLAN INFORMATION
The following table presents information regarding our equity compensation plans as of December 31, 2018.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders	—	$—	625,508	(1)
Equity compensation plans not approved by security holders	50,935	$121.16	49,065	(2)
Total			674,573

(1)
Consists of 512,284 ordinary shares that are available for future issuance under the Equity Plan and 113,224 ordinary shares available under the Enstar Group Limited Employee Share Purchase Plan as of December 31, 2018.

(2)	Consists of ordinary shares available for future issuance under the Deferred Compensation Plan, which is described above under "Director Compensation - Deferred Compensation Plan."

Enstar Group Limited	57	2019 Proxy Statement

AUDIT COMMITTEE REPORT
The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance and the performance of the Company’s internal audit function. The Audit Committee is solely responsible for the appointment, retention and compensation of the Company’s independent registered public accounting firm. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditors, as appropriate.
In performing its duties, the Audit Committee:

•	has reviewed the Company’s audited financial statements for the year ended December 31, 2018 and had discussions with management regarding the audited financial statements;

•
has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board, under which such firm must provide us with additional information regarding the conduct of the audit of the Company’s financial statements;

•
has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence; and

•	has discussed with the independent registered public accounting firm their independence, the audited financial statements and other matters the Audit Committee deemed relevant and appropriate.
Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2018 be included in the Company’s Annual Report on Form 10-K for that year.
AUDIT COMMITTEE
Robert J. Campbell, Chairman
B. Frederick Becker
Hitesh R. Patel

Enstar Group Limited	58	2019 Proxy Statement

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Three Class I directors are to be elected at the Annual General Meeting to hold office until our annual general meeting in 2022:
Robert J. Campbell
Jie Liu
Paul J. O'Shea
Messrs. Campbell, Liu and O'Shea are currently serving as directors, and their biographies are available above under "Corporate Governance - Board of Directors." Included in each nominee’s biography is an assessment of his specific qualifications, attributes, skills and experience.
Our Board nominated Messrs. Campbell, Liu and O'Shea following the recommendation by our Nominating and Governance Committee, a committee comprised entirely of independent directors. Each nominee has consented to serve if elected. We do not expect that any nominee will become unavailable for election as a director, but if a nominee should become unavailable prior to the meeting, the proxies to vote for such nominee will instead either be voted for a substitute nominee recommended by our Board, or not voted, if the Board determines in its discretion that the position should remain vacant.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES

Enstar Group Limited	59	2019 Proxy Statement

PROPOSAL NO. 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
We hold an advisory vote on our executive compensation each year. Accordingly, we are asking our shareholders to cast an advisory vote to approve the compensation of our executive officers as disclosed in this proxy statement.
Before you vote, we urge you to read the Compensation Discussion and Analysis and the Executive Compensation Tables sections of this proxy statement for additional details on our executive compensation, including its governance, framework, components, and the compensation decisions for our executive officers for 2018.
As an advisory vote, the results of this vote will not be binding on the Board or the Company. However, the Board values the opinions of our shareholders, and will, as it did last year, carefully consider the outcome of the vote when making future decisions on the compensation of our executive officers and our executive compensation principles, policies and procedures.
We ask our shareholders to approve the compensation of our executive officers by voting "FOR" the following resolution:
RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the executive officers, as disclosed in the Company’s proxy statement for the 2019 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

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PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has reappointed KPMG Audit Limited ("KPMG"), as our independent registered public accounting firm for the year ending December 31, 2019. At the Annual General Meeting, shareholders will be asked to ratify this appointment and to authorize our Board, acting through the Audit Committee, to approve the fees for KPMG. KPMG has served as our independent registered public accounting firm since our shareholders ratified its appointment at the 2012 annual general meeting. Representatives of KPMG are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019 AND THE AUTHORIZATION OF OUR BOARD, ACTING THROUGH THE AUDIT COMMITTEE, TO APPROVE THE FEES FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees
Aggregate fees for professional services rendered to us by KPMG and KPMG member firms for the years ended December 2018 and 2017 are set forth below.

	2018	2017
	(in US dollars)
Audit Fees	$8,635,000	$7,640,000
Audit-Related Fees	$377,000	$220,000
Tax Fees	$73,000	$290,000
All Other Fees	$142,000	$—
Total	$9,227,000	$8,150,000
Audit Fees for the years ended December 31, 2018 and 2017 were for professional services rendered for the audit of our annual financial statements, for the review of our quarterly financial statements, for services in connection with the audits for insurance statutory and regulatory purposes in the various jurisdictions in which we operate and for the provision of consents relating to our filings with the SEC.
Audit-Related Fees for the years ended December 31, 2018 and 2017 consisted primarily of professional services rendered for financial accounting and reporting consultations.
Tax Fees for the years ended December 31, 2018 and 2017 were for professional services rendered for tax compliance and tax consulting.
All Other Fees for the year ended December 31, 2018 were for professional services rendered for certain subsidiary matters.
Consideration of Auditor Independence
The Audit Committee has concluded that the provision of the non-audit services by KPMG is compatible with maintaining its independence.
Procedures for Pre-Approval of Audit and Non-Audit Services
Our Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. During 2018, the Audit Committee also granted its pre-approval for specific types of tax and other non-audit services with specified fee structures that may be provided by KPMG. Any engagements falling within these pre-approved outlines can be entered into, with KPMG and management reporting the details of any such pre-approved engagements to the Audit Committee at its next meeting. The Audit Committee will review the scope of the pre-approval annually. In the event it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval at a time that does not correspond to a committee meeting, the Audit Committee has delegated authority to review and approve such services to the Audit Committee Chairman, who would report any such approvals to the full committee at its next meeting.

Enstar Group Limited	61	2019 Proxy Statement

For the year ended December 31, 2018, the Audit Committee approved all audit and non-audit services by our independent registered public accounting firm either on an individual basis as the need arose or by way of the pre-approval process described above.

Enstar Group Limited	62	2019 Proxy Statement

PROPOSALS RELATED TO THE AMENDMENT AND RESTATEMENT OF THE BYE-LAWS OF THE COMPANY
On February 20, 2019, the Board of Directors approved the amendment and restatement of our Bye-laws, subject to shareholder approval pursuant to Bye-law 76. Set forth in the below proposals are descriptions of the proposed Bye-laws amendments. This is not a comprehensive description of each and every proposed change. Shareholders should review Appendix A to inform themselves as to the specific text of the proposed changes to our Bye-laws.
PROPOSAL NO. 4 — AMENDMENT OF BYE-LAWS TO REMOVE VOTING CUTBACK
Bye-law 4.7 of our existing Bye-laws contains “voting cut-back” provisions that limit any U.S. shareholder from owning or controlling ordinary shares constituting 9.5% or more of the voting power of all of our ordinary shares (the “Voting Cutback”). The purpose of the Voting Cutback was to reduce any risk that the Company and our non-U.S. subsidiaries be deemed a “controlled foreign corporation” (a “CFC”) for U.S. federal income tax purposes. Pursuant to the Tax Cuts and Jobs Act (the “Tax Act”) enacted by the U.S. government in December 2017, the definition of a “United States shareholder” for purposes of the CFC determination has been expanded to refer to economic ownership in addition to voting power. Because of these changes, the Voting Cutback is no longer effective in preventing “United States shareholder” status for U.S. Persons who hold 10% or more of the value of our ordinary shares, and therefore is no longer effective in reducing any risk of CFC status for the Company and our non-U.S. subsidiaries.
Since the Voting Cutback provisions are no longer effective in accomplishing the tax purposes for which they were created, we propose removing those provisions from our Bye-laws.
The proposed amendments are set forth in Appendix A. We urge you to review Appendix A before you vote.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF OUR BYE-LAWS TO REMOVE THE VOTING CUTBACK.
PROPOSAL NO. 5 — AMENDMENT OF BYE-LAWS TO REMOVE SUBSIDIARY VOTING
Bye-law 78 of our existing Bye-laws provides that if we or any of our subsidiaries are required or entitled to vote at a general meeting of any of our subsidiaries, our shareholders have certain voting participation rights in matters relating to the appointment, removal or remuneration of directors of the subsidiary (“Pass-through Voting”). Bye-law 79 requires all of our non-U.S. subsidiaries to include similar provisions in their organizational documents. The purpose of Pass‑through Voting was to reduce any risk that our non-U.S. subsidiaries be deemed CFCs for U.S. federal income tax purposes, by ensuring that the voting power of our subsidiaries was in line with the voting power of our shareholders. Because of the changes described above in Proposal No. 4, whereby the Tax Act expanded the definition of “United States shareholder” for CFC determination purposes to consider economic ownership in addition to voting power, Pass-through Voting is no longer effective in preventing “United States shareholder” status with respect to our subsidiaries for U.S. Persons who hold 10% or more of the value of our ordinary shares, and is therefore no longer effective in reducing any risk of CFC status for our non-U.S. subsidiaries.
In light of the fact that the Pass-through Voting provisions are no longer effective in accomplishing the tax purposes for which they were created, we propose removing Bye-laws 78 and 79 from our Bye-laws. In addition, removing Bye-laws 78 and 79 will result in expense savings related to the customization of our proxy card and internet voting platform.
The proposed amendments are set forth in Appendix A. We urge you to review Appendix A before you vote.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF OUR BYE-LAWS TO REMOVE SUBSIDIARY VOTING.
PROPOSAL NO. 6 — AMENDMENT OF BYE-LAWS FOR GENERAL UPDATES
A.    Removing List of Required Officers
Bye-law 48 of our existing Bye-Laws requires our Officers to consist of a President and a Vice President or a Chairman and a Deputy Chairman and a Secretary (as well as additional Officers as the Board may determine). This provision conformed to a historic requirement of the Bermuda Companies Act.
Because amendments to the Companies Act removed the requirement for Bermuda companies to have these specific Officers, we propose replacing this provision with a general statement that the Board may appoint such Officers (who may or may not be directors) as the Board may determine.

Enstar Group Limited	63	2019 Proxy Statement

B. Election of Directors
Bye-laws 37.1 and 56 of our existing Bye-laws require a majority of the Board to consist of directors who are not residents of the United Kingdom or Switzerland.
Because the restrictions on Switzerland are no longer material to our business, we propose revising Bye-laws 37.1 and 56 to remove references to Switzerland.
C. General Amendments to Update the Bye-laws
Various provisions in our Bye-laws refer to classes of shares that are no longer outstanding or include terms related to historic investments in the Company by certain shareholders’ (namely, affiliates of Goldman Sachs and First Reserve). We propose removing those references because those classes of shares are no longer outstanding, and the related provisions are no longer applicable. The provisions we propose to remove have no further effect, and therefore, these changes to our Bye-laws are not substantive.
The amendments also include certain other non-substantive changes.
The proposed amendments are set forth in Appendix A. We urge you to review Appendix A before you vote.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF OUR BYE-LAWS FOR GENERAL UPDATES, INCLUDING THOSE DESCRIBED IN THIS PROPOSAL NO. 6.
PROPOSAL NO. 7 — ELECTION OF DIRECTORS FOR OUR SUBSIDIARIES
Background
Under our bye-laws, if we or our subsidiaries are required or entitled to vote at a general meeting of our subsidiaries, our Board must refer the subject matter of any vote regarding the appointment, removal or remuneration of directors to our shareholders and seek authority from our shareholders for our corporate representative or proxy to vote in favor of the resolutions proposed by these subsidiaries. We are submitting the election of the directors identified below for each of our subsidiaries whose shareholders are required to elect directors to our shareholders at the Annual General Meeting. Our Board will cause our corporate representative or proxy to vote the shares in these subsidiaries in the same proportion as the votes received at the meeting from our shareholders on these matters. Biographies for the subsidiary directors are set forth in Appendix B to this Proxy Statement.
Directors Nominated are for Privately Held, Consolidated Enstar Subsidiaries
The subsidiary companies whose directors are nominated in this Proxy Statement consist of our operating insurance and reinsurance companies, internal holding companies, and service companies, the substantial majority of which are wholly owned by Enstar, with some entities majority-owned by us alongside shareholders with non-controlling interests, such as our joint venture partners and co-investors. None of these subsidiaries are publicly traded companies. The subsidiary directors largely consist of our own employees, which is consistent with commercial practice in the jurisdictions in which we operate; although, where appropriate, many of our subsidiaries also have non-employee and independent directors (for example, where applicable regulations require or where we believe such directors can add value to our subsidiary boards).
Special Voting Instructions
Shareholders have the ability to vote for the election of all subsidiary director nominees, to vote against the election of all subsidiary director nominees, or to abstain from the election of all subsidiary director nominees. Alternatively, shareholders may vote for, against, or abstain from the election of each subsidiary director nominee on an individual basis either by mail or Internet voting.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE SUBSIDIARY DIRECTOR NOMINEES LISTED HEREIN
Subsidiary Director Nominees
7.1 AG Australia Holdings Limited
Nominees:
Brett Henry
Sandra O'Sullivan
Elaine Shukri-Goodman

7.2 Alopuc Limited
Nominees:
Richard Harries
James Lee
Brendan Merriman

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7.3 Alpha Insurance SA
Nominees:
David Atkins
Gregg Delforge
David Matthys
Brendan Merriman
Marie-Claire Pletinckx
Kim Torbeyns
Darren S. Truman
Serge Wibaut

7.4 Arden Reinsurance Company Ltd.
Nominees:
Fabian Bishop
Elizabeth DaSilva
Daniel Lovett
John Thompson
Theo Wilkes

7.5 Arena SA
Nominees:
Eddy van den Bosch
Kim Torbeyns
Gregg Delforge

7.6 Atrium Risk Management Services (British Columbia) Ltd.
Nominees:
Lee Greenway
Peter Hargrave
Richard Harries
James Lee

7.7 Atrium Risk Management Services (Washington) Ltd.
Nominees:
Lee Greenway
Peter Hargrave
Richard Harries
James Lee

7.8 Belmont Run-Off Limited
Nominees:
David Atkins
Brendan Merriman
Derek Reid

7.9 Brake Systems, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.10 BWDAC, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.11 Cavell Holdings Limited
Nominees:

Siobhan Hextall
Brendan Merriman
Derek Reid

7.12 Chatsworth Limited
Nominees:
Jonathan Bell
Elizabeth DaSilva
Duncan Scott

7.13 Clarendon National Insurance Company
Nominees:
Paul Brockman
John A. Dore
Anna Hajek
Jennifer Miu
Teresa Reali
Robert Redpath
Michael Sheehan
Richard Seelinger

7.14 Copper Coast Funds ICAV
Nominees:
Orla Gregory
Siobhan Hextall
Barry McConville
Brendan Merriman
Patrick O’Sullivan

7.15 CP Product, LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.16 Cranmore (UK) Limited
Nominees:
Desmond Allen
David Atkins
David Ellis
Adam Grange
Shaun Holden
Brendan Merriman
Steven Norrington
S. Guy Olofson
Paul Watkin

7.17 Cranmore (US) Inc.
Nominees:
Paul Brockman
Steven Norrington
Chase Young

7.18 Cranmore Asia Pte Limited
Nominees:
Garred Clements
Steven Norrington
Sandra O’Sullivan

7.19 Cranmore Australia Pty Limited

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Nominees:
Steven Norrington
Sandra O’Sullivan
Elaine Shukri-Goodman

7.20 Cranmore Europe BVBA
Nominees:
Phillip Cooper
Gregg Delforge
Simon Storvik-Green
Steven Norrington
Jason Shortt
Kim Torbeyns

7.21 Cranmore Insurance & Reinsurance Services Europe Limited
Nominees:
David Ellis
Steven Norrington
Jason Shortt

7.22 DCo LLC
Nominees:
Paul Brockman
Jennifer Miu
Thomas Nichols
Robert Redpath
Joseph A. Stancati
Vicki L. Stringham

7.23 DLCM NO. 1 Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Derek Reid

7.24 DLCM NO. 2 Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Derek Reid

7.25 DLCM NO. 3 Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Derek Reid

7.26 East Point Reinsurance Company of Hong Kong Limited
Nominees:
Sandra O’Sullivan
Siobhan Hextall

7.27 EFMG LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.28 Enstar (EU) Finance Limited
Nominees:
Siobhan Hextall
Shaun Holden
Brendan Merriman
Derek Reid

7.29 Enstar (EU) Holdings Limited
Nominees:
David Grisley
Shaun Holden
Brendan Merriman

7.30 Enstar (EU) Limited
Nominees:
David Atkins
David Hackett
Shaun Holden
Michael Lynagh
Brendan Merriman
David Message
Derek Reid
Darren S. Truman

7.31 Enstar (US Asia-Pac) Holdings Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Derek Reid

7.32 Enstar (US) Inc.
Nominees:
Paul Brockman
Jennifer Miu
Steven Norrington
Robert Redpath
Richard Seelinger
R. Lincoln Trimble Jr.

7.33 Enstar Acquisitions Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Derek Reid

7.34 Enstar Asia Pacific Pty Ltd
Nominees:
Brett Henry
Sandra O’Sullivan
Elaine Shukri-Goodman

7.35 Enstar Australia Holdings Pty Limited
Nominees:
David Atkins
Bruce Bollom
Robin Low
Brendan Merriman
Gary Potts

Enstar Group Limited	66	2019 Proxy Statement

7.36 Enstar Australia Limited
Nominees:
Brett Henry
Sandra O’Sullivan
Elaine Shukri-Goodman

7.37 Enstar Financial Services, Inc.
Nominees:
Paul Brockman
Jennifer Miu

7.38 Enstar Holdings (US) LLC
Nominees:
Paul Brockman
Jennifer Miu
Steven Norrington
Robert Redpath
Richard Seelinger
R. Lincoln Trimble Jr.

7.39 Enstar Insurance Management Services Ireland Limited
Nominees:
Sinead Coffey
Orla Gregory
Siobhan Hextall
Brendan Merriman

7.40 Enstar Limited
Nominees:
Guy Bowker
Elizabeth DaSilva
Karen Esdale
Orla Gregory
Paul O’Shea
Jamie Saunders
Duncan Scott

7.41 Enstar Malta Limited
Nominees:
David Atkins
Siobhan Hextall
Brendan Merriman
Darren S. Truman

7.42 Enstar USA, Inc.
Nominees:
Paul Brockman
Jennifer Miu

7.43 EPE, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.44 Fitzwilliam Insurance Limited
Nominees:
Guy Bowker
Karen Esdale

Orla Gregory
Robin Mehta
Duncan Scott

7.45 Flight Operations, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.46 Friction Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.47 Friction Materials, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.48 Global Legal Acquisition L.P.
Nominees:
Jonathan Bell
Elizabeth DaSilva
Duncan Scott

7.49 Gordian Runoff Limited
Nominees:
David Atkins
Bruce Bollom
Robin Low
Brendan Merriman
Gary Potts

7.50 Goshawk Dedicated Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Derek Reid

7.51 Goshawk Insurance Holdings Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Derek Reid

7.52 Guillamene Holdings Limited
Nominees:
Brendan Merriman

7.53 Harper Holding, Sà r.l.
Nominees:
John Cassin

7.54 Harper Insurance Limited
Nominees:
Guy Bowker
Karen Esdale
Orla Gregory
Paul O’Shea

Enstar Group Limited	67	2019 Proxy Statement

Duncan Scott

7.55 Hong Kong Reinsurance Company Limited
Nominees:
Siobhan Hextall
Sandra O’Sullivan

7.56 Inter-Ocean Reinsurance (Ireland) Limited
Nominees:
Orla Gregory
Kevin O’Connor

7.57 KaylaRe Holdings Ltd.
Nominees:
Paul Bohus
Guy Bowker
Orla Gregory
Duncan Scott

7.58 KaylaRe Ltd.
Nominees:
Paul Bohus
Elizabeth DaSilva
Daniel Lovett
John Thompson
Theo Wilkes

7.59 Kenmare Holdings Ltd.
Nominees:
Guy Bowker
Karen Esdale
Orla Gregory
Duncan Scott

7.60 Kinsale Brokers Limited
Nominees:
David Atkins
Shaun Holden
Brendan Merriman

7.61 Laguna Life Holdings S.à r.l.
Nominees:
Guy Bowker
John Cassin

7.62 Lipe Corporation
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.63 Maiden Reinsurance North America, Inc.
Nominees:
Paul Brockman
Louis Dimopoulos
Sharon Fletcher
Jennifer Miu
Steven Norrington
Teresa Reali
Robert Redpath

Richard Seelinger
Michael Sheehan

7.64 Mercantile Indemnity Company Limited
Nominees:
David Atkins
Christopher Forbes
Brendan Merriman
Karl Murphy
Jeremy Riley
Darren S. Truman
Steven Western

7.65 Midland Brake, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.66 North Bay Holdings Limited
Nominees:
Darran Baird
Guy Bowker
James Carey
Orla Gregory
Paul O'Shea

7.67 Northshore Holdings Limited
Nominees:
Darran Baird
Guy Bowker
James Carey
Orla Gregory
Paul O’Shea

7.68 Paladin Managed Care Services, Inc.
Nominees:
Paul Brockman
Jeffrey D. Miller
Steven Norrington
Richard Seelinger

7.69 Pavonia Life Insurance Company of New York
Nominees:
Paul Brockman
John A. Dore
Ann Lagomarsino
Jennifer Miu
Daniel O’Brien
Robert Redpath
Richard Seelinger
Philip Toohey

7.70 Prattville Mfg., Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.71 Providence Washington Insurance Company

Enstar Group Limited	68	2019 Proxy Statement

Nominees:
Paul Brockman
Jennifer Miu
Teresa Reali
Robert Redpath
Richard Seelinger

7.72 Regis Agencies Limited
Nominees:
Siobhan Hextall
Brendan Merriman

7.73 Reinz Wisconsin Gasket LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.74 River Thames Insurance Company Limited
Nominees:
David Atkins
Christopher Forbes
Brendan Merriman
Karl Murphy
Jeremy Riley
Ann Slade
Darren S. Truman

7.75 Rombalds Run-Off Limited
Nominees:
David Atkins
Gary Griffiths
Max Lewis
Brendan Merriman
Steven Western

7.76 SGL No.1 Limited
Nominees:
James Lee
Brendan Merriman

7.77 SGL No.3 Limited
Nominees:
Siobhan Hextall
Brendan Merriman

7.78 Shelbourne Group Limited
Nominees:
Siobhan Hextall
Brendan Merriman
Darren S. Truman

7.79 StarStone Bermuda Intermediaries Ltd.
Nominees:
Jonathan Bell
Steven Brown
Duncan Scott

7.80 StarStone Corporate Capital 1 Limited
Nominees:

Alexandra Cliff
Rachel Delhaise

7.81 StarStone Corporate Capital 2 Limited
Nominees:
Alexandra Cliff
Clare Traxler

7.82 StarStone Corporate Capital Limited
Nominees:
Alexandra Cliff

7.83 StarStone Finance Limited
Nominees:
Alexandra Cliff
David Message

7.84 StarStone Insurance Bermuda Limited
Nominees:
Guy Bowker
Karen Esdale
Orla Gregory
Walker Rainey
Duncan Scott

7.85 StarStone Insurance SE
Nominees:
Michael Handler
Donat Marxer
Ian Poynton

7.86 StarStone Insurance Services Limited
Nominees:
Samantha Gabbidon
Udo Pickartz
Simon Schnorr
Benjamin Wilson

7.87 StarStone National Insurance Company
Nominees:
Paul Brockman
Nancy Hammer
Jennifer Miu
Robert Redpath
Richard Seelinger
Mark Sioma
R. Lincoln Trimble Jr.

7.88 StarStone Specialty Holdings Limited
Nominees:
Darran Baird
Guy Bowker
James Carey
Alexandra Cliff
Orla Gregory
John Henderickson
David Message
Paul O’Shea
Walker Rainey

Enstar Group Limited	69	2019 Proxy Statement

Chris Rash
John Shettle
R. Lincoln Trimble Jr.

7.89 StarStone Specialty Insurance Company
Nominees:
Paul Brockman
Nancy Hammer
Jennifer Miu
Robert Redpath
Richard Seelinger
Mark Sioma
R. Lincoln Trimble Jr.

7.90 StarStone Specialty Insurance Company - Escritório de Representaҫão no Brasil Ltda.
Nominees:
Oscar Lolato

7.91 StarStone Underwriting Australia Pty Ltd
Nominees:
Robin Barham
Sandra O’Sullivan
Udo Pickartz

7.92 StarStone Underwriting Limited
Nominees:
Andrew Agnew
Colm Barrett
Alexandra Cliff
Rachel Delhaise
Ewen Gilmour
George Maina
Darren S. Truman
Simon Urry
John Wardrop

7.93 StarStone Underwriting Services B.V.
Nominees:
Caroline Barendregt
Rachel Delhaise
Samantha Gabbidon
Udo Pickartz
Jaap Gispen

7.94 StarStone US Holdings, Inc.
Nominees:
Nancy Hammer
Steven Norrington
Mark Sioma
R. Lincoln Trimble Jr.

7.95 StarStone US Intermediaries, Inc.
Nominees:
Nancy Hammer
Steven Norrington
Mark Sioma
R. Lincoln Trimble Jr.

7.96 StarStone US Services, Inc.
Nominees:
Nancy Hammer
Steven Norrington
R. Lincoln Trimble Jr.

7.97 Torus Business Solutions Private Ltd.
Nominees:
Gaurav Kapoor
Mark Kern
Theo Wilkes

7.98 United Brake Systems Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

7.99 Vander Haeghen & Co SA
Nominees:
Gregg Delforge
Kim Torbeyns

7.100 Yosemite Insurance Company
Nominees:
Paul Brockman
Jennifer Miu
Teresa Reali
Robert Redpath
Richard Seelinger

Enstar Group Limited	70	2019 Proxy Statement

OTHER GOVERNANCE MATTERS
Shareholder Proposals for the 2020 Annual General Meeting
Shareholder proposals intended for inclusion in the proxy statement for the 2020 annual general meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act should be sent to our Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda and must be received by December 28, 2019 and otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2020 proxy materials. If the date of next year’s annual general meeting is moved more than 30 days before or after the anniversary date of this year’s annual general meeting, the deadline for inclusion of proposals in our proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. If the December 28, 2019 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2020 annual general meeting of shareholders if it is received no later than March 12, 2020, although it will not be included in the proxy statement. If a shareholder’s proposal is not timely received, then the proxies designated by our Board for the 2020 annual general meeting of shareholders may vote in their discretion on any such proposal the ordinary shares for which they have been appointed proxies without mention of such matter in the proxy materials for such meeting.
Householding
Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Notice and, if applicable, the proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to you if you request them by calling or writing to Investor Relations at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda (Telephone: (441) 292-3645). If you want to receive separate copies of the Notice and, if applicable, the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or phone number.
Other Matters
We know of no specific matter to be brought before the meeting that is not referred to in this proxy statement. If any other matter properly comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote the proxies in accordance with their best judgment on such matter.

WE WILL FURNISH, WITHOUT CHARGE TO ANY SHAREHOLDER, A COPY OF ANY EXHIBIT TO OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2018 UPON WRITTEN REQUEST TO INVESTOR RELATIONS, C/O ENSTAR GROUP LIMITED, P.O. BOX HM 2267, WINDSOR PLACE, 3RD FLOOR, 22 QUEEN STREET, HAMILTON, HM JX, BERMUDA

Enstar Group Limited	71	2019 Proxy Statement

APPENDIX A

FIFTH ~~FOURTH~~ AMENDED AND RESTATED

BYE-LAWS OF

ENSTAR GROUP LIMITED

~~(formerly known as Castlewood Holdings Limited)~~

Enstar Group Limited	A-1	2019 Proxy Statement

INTERPRETATION

1.	Definitions
1.1 In these Bye-laws, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

Act	the Companies Act 1981 as amended from time to time;
Affiliate or affiliate of any specified Member
any other person directly or indirectly controlling or controlled by or under common control with such specified Member. For the purposes of this definition, “control” when used with respect to any specified Member means the power to direct or cause the direction of the management and/or policies of such Member, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Auditor	includes an individual or partnership;
~~BHC Affiliates~~	~~with respect to any Member, all “affiliates” as defined in the U.S. Bank Holding Company Act of 1956, as amended, or Regulation Y of the Board of Governors of the U.S. Federal Reserve System;~~
Board
the board of directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum;

Company	the company for which these Bye-laws are approved and confirmed;
Director	a director of the Company;
~~First Reserve~~	~~FR XI Offshore AIV, L.P., First Reserve Fund XII, L.P., FR XII A Parallel Vehicle L.P. and FR Torus Co-Investment, L.P.~~
Group
the Company and every company and other entity which is for the time being controlled by or under common control with the Company (for these purposes, “control” means the power to direct management or policies of the person in question, whether by means of an ownership interest or otherwise);

~~GSCP~~
~~GSCP VI AIV Navi, Ltd., GSCP VI Offshore Navi, Ltd., GSCP VI Parallel AIV Navi, Ltd. and GSCP VI Employee Navi, Ltd., each a Cayman Islands exempted company, and GSCP VI GmbH Navi, L.P., a Cayman Islands limited partnership;~~

~~Investment Agreement~~	~~the Investment Agreement dated as of April 20, 2011 between GSCP and the Company;~~
Member
the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons, as the context so requires;

~~N~~notice	written notice as further provided in these Bye-laws unless otherwise specifically stated;
Officer	any person appointed by the Board to hold an office in the Company;

Enstar Group Limited	A-2	2019 Proxy Statement

Register of Directors and Officers	the register of directors and officers referred to in these Bye-laws;
Register of Members	the register of members referred to in these Bye-laws;
Reorganization Event
(i) any consolidation, merger, tender or exchange offer, amalgamation or other similar business combination of the Company with or into another person, in each case pursuant to which the Common Shares or Non-Voting Convertible Common Shares will be converted into cash, securities or other property of the Company or another person;

(ii) any sale, transfer, lease or conveyance to another person of all or substantially all of the property and assets of the Company, in each case pursuant to which the Common Shares or Non-Voting Convertible Common Shares will be converted into cash, securities or other property of the Company or another person;

(iii) any reclassification of the Common Shares or Non-Voting Convertible Common Shares into securities including securities other than the Common Shares or Non-Voting Convertible Common Shares, as applicable; or

(iv) any statutory exchange of the outstanding Common Shares or Non-Voting Convertible Common Shares for securities of another person (other than in connection with a merger or acquisition);
Resident Representative	any person appointed to act as resident representative and includes any deputy or assistant resident representative; and
Secretary
the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary.

1.2	In these Bye-laws, where not inconsistent with the context:

(a)	words denoting the plural number include the singular number and vice versa;

(b)	words denoting the masculine gender include the feminine and neuter genders;

(c)	words importing persons include companies, associations or bodies of persons whether corporate or not;

(d)	the words:
(i)“may” shall be construed as permissive; and
(ii)“shall” shall be construed as imperative; and

(e)	unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

1.3
In these Bye-laws expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

1.4	Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

Enstar Group Limited	A-3	2019 Proxy Statement

SHARES
2.    Power to Issue Shares

2.1
Subject to these Bye-laws and to any resolution of the Members to the contrary, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares of the Company on such terms and conditions as it may determine.

2.2
Without limitation to the provisions of Bye-law 4, subject to the provisions of the Act, any preference shares may be issued or converted into shares that (at a determinable date or at the option of the Company or the holder) are liable to be redeemed on such terms and in such manner as may be determined by the Board (before the issue or conversion).

3.    Power of the Company to Purchase its Shares.
The Company may purchase its own shares in accordance with the provisions of the Act on such terms as the Board shall think fit. The Board may exercise all the powers of the Company to purchase all or any part of its own shares in accordance with the Act.
4.    Rights Attaching to Shares

4.1
At the date this Bye-law 4.1 is adopted, the share capital of the Company shall be divided into three classes: (i) 90,000,000 ordinary shares of par value US$1.00 each (the “Common Shares”), (ii) 21,000,000 non-voting convertible ordinary shares of par value US$1.00 each (the “Non-Voting Convertible Common Shares”) and (iii) 45,000,000 preference shares of par value US$1.00 each (the “Preference Shares”).

4.2	The holders of Common Shares shall, subject to the provisions of these Bye-laws (including, without limitation, the rights attaching to Preference Shares):

(a)	be entitled to one vote per share;

(b)	be entitled to such dividends as the Board may from time to time declare on a pari passu basis with the Non-Voting Convertible Common Shares;

(c)
in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company on a pari passu basis with the Non-Voting Convertible Common Shares; and

(d)	generally be entitled to enjoy all of the rights attaching to shares.
~~Any Common Shares held by GSCP or its BHC Affiliates shall, for the sake of clarity, vote together with all other Common Shares, but may be converted at any time at the option of the holder in its sole discretion into Series B Non-Voting Common Shares, Series C Non-Voting Common Shares or Series D Non-Voting Common Shares, at a one-for-one exchange ratio, subject in each case to any necessary adjustments for any share splits, dividends, recapitalizations, consolidations or similar transactions occurring in respect of the Common Shares or the Non-Voting Convertible Common Shares after the date of the adoption of these Bye-laws.~~

4.3 (a)
The Non-Voting Convertible Common Shares shall be divided into the following series: (i) Series ~~A~~C Non-Voting Common Shares, (ii) Series ~~B Non-Voting Common Shares, (iii) Series C Non-Voting Common Shares, (iv) Series~~ D Non-Voting Common Shares and (~~v~~iii) Series E Non-Voting Common Shares, each with the respective rights hereinafter specified. ~~All Non-Voting Convertible Common Shares issued as of December 31, 2010 shall be designated Series A Non-Voting Common Shares. All Non-Voting Convertible Common Shares issued to GSCP or its BHC Affiliates (x) pursuant to Section 2.03(b) of the Investment Agreement or (y)~~

Enstar Group Limited	A-4	2019 Proxy Statement

~~upon the conversion of Common Shares into Non-Voting Convertible Common Shares pursuant to Bye-law 4.2, in each case, shall be Series B Non-Voting Common Shares. All other Non-Voting Convertible Common Shares issued to GSCP or its BHC Affiliates pursuant to the Investment Agreement shall be~~ Series C Non-Voting Common Shares shall consist solely of such shares outstanding as of June 11, 2019. Series D Non-Voting Common Shares may only be issued upon conversion of ~~(i) Common Shares in accordance with Bye-law 4.2, (ii) Series B Non-Voting Common Shares in accordance with Bye-law 4.3(g) or (iii)~~ Series C Non-Voting Common Shares in accordance with Bye-law 4.3(~~h~~e). All other Non-Voting Convertible Common Shares are Series E Non-Voting Common Shares~~, including the Non-Voting Convertible Common Shares issued to First Reserve or its Affiliates upon the conversion of Series B Preference Shares~~.

(b)	The holders of Non-Voting Convertible Common Shares shall, subject to the provisions of these Bye-laws (including, without limitation, the rights attaching to Preference Shares):

(i)	be entitled to such dividends as the Board may from time to time declare on a pari passu basis with the Common Shares;

(ii)
in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company on a pari passu basis with the Common Shares; and

(iii)
generally be entitled to enjoy all of the rights attaching to Common Shares, but shall be non-voting, except (1) as required by law, (2) in accordance with Bye-law 15 or (3) for the limited voting rights specified in Bye-law 4.3(c).

(c)
The ~~holders of the Series B Non-Voting Common Shares, voting together as a separate class, and the~~ holders of the Series C Non-Voting Common Shares, voting ~~together~~ as a separate class, shall be entitled to vote such shares, but only with respect to the following limited matters, which shall constitute a variation of class rights for the purposes of Bye-law 15:

(i)
any amendment, alteration or repeal of any provision of the Company’s memorandum of association or these Bye-laws (including any amendment, alteration or repeal by means of a merger, amalgamation, consolidation or otherwise) so as to significantly and adversely affect the rights, preferences, privileges or limited voting rights of the Series ~~B Non-Voting Common Shares or the Series~~ C Non-Voting Common Shares~~, as applicable~~;

(ii)
any consummation of a binding share exchange or reclassification involving ~~the Series B Non-Voting Common Shares or~~ the Series C Non-Voting Common Shares or of a merger, consolidation or amalgamation of the Company with another corporation or other entity (except for any such merger, consolidation or amalgamation in which the consideration paid to shareholders is entirely in cash), unless in each case (x) the ~~shares of Series B Non-Voting Common Shares or the~~ Series C Non-Voting Common Shares~~, as applicable~~, remain outstanding or, in the case of any such merger or consolidation with respect to which the Company is not the surviving or resulting entity, are converted into or exchanged for securities of the surviving or resulting entity or its ultimate parent, and (y) such shares have such rights, preferences, privileges and limited voting rights, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and limited voting rights, and limitations and restrictions thereof, of the Series ~~B Non-Voting Common Shares or the Series~~ C Non-Voting Common Shares~~, as applicable,~~ immediately prior to such consummation, taken as a whole.

provided, for the sake of clarity, that the holders of ~~the Series A Non-Voting Common Shares,~~ the Series D Non-Voting Common Shares and the Series E Non-Voting Common Shares shall not be entitled to vote such shares, except as required under Bermuda law.

Enstar Group Limited	A-5	2019 Proxy Statement

~~(d) Each Series A Non-Voting Common Share and Series B Non-Voting Common Share shall be automatically converted into one Common Share, subject to any necessary adjustments for any share splits, dividends, recapitalizations, consolidations or similar transactions occurring in respect of the Common Shares or the Non-Voting Convertible Common Shares after the date of the adoption of these Bye-laws, immediately prior to any transfer by the registered holder, whether or not for value, to a third party, except for transfers to a nominee or Affiliate of such holder in a transfer that will not result in a change of beneficial ownership (as determined under Rule 13d-3 under the United States Securities Exchange Act of 1934, as amended) or to a person that already holds Series A Non-Voting Common Shares or Series B Non-Voting Common Shares.~~

(d)
~~(e)~~ Each Series C Non-Voting Common Share, Series D Non-Voting Common Share and Series E Non-Voting Common Share shall be automatically converted into one Common Share, subject to any necessary adjustments for any share splits, dividends, recapitalizations, consolidations or similar transactions occurring in respect of the Common Shares or the Non-Voting Convertible Common Shares after the date of the adoption of these Bye-laws, only upon the transfer by the registered holder thereof, whether or not for value, to a third party in a Widely Dispersed Offering. As used herein, “Widely Dispersed Offering” means (i) a widespread public distribution, (ii) a transfer in which no transferee (or group of associated transferees) would receive 2% or more of any class of voting shares of the Company or (iii) a transfer to a transferee that would control more than 50% of the voting shares of the Company without any transfer from the holder. ~~For purposes of the Series C Non-Voting Common Shares and Series D Non-Voting Common Shares, the term “registered holder” or “holder” means GSCP or its BHC Affiliates and any direct or indirect transferee of GSCP or its BHC Affiliates except a direct or indirect transferee that receives the Series C Non-Voting Common Shares or Series D Non-Voting Common Shares in a Widely Dispersed Offering.~~

~~(f) The holders of the Series A Non-Voting Common Shares shall not be permitted to convert such shares into any other class of the Company’s share capital or into any other series of Non-Voting Convertible Common Shares, except pursuant to a transfer permitted by clause (d) of this Bye-law 4.3.~~
~~(g) The holders of the Series B Non-Voting Common Shares shall have the right to convert all or any number of such shares into Series C Non-Voting Common Shares, Series D Non-Voting Common Shares or Common Shares at any time, in the sole discretion of such holder.~~

(e)
~~(h)~~ The holders of the Series C Non-Voting Common Shares shall have the right to convert all or any number of such shares into Series D Non-Voting Common Shares at any time, in the sole discretion of such holder. The holders of the Series D Non-Voting Common Shares shall have no right to convert such shares, except that, upon the receipt of all applicable regulatory approvals, all or any number of such shares may be converted into Series C Non-Voting Common Shares at any time, in the sole discretion of such holder. The holders of the Series E Non-Voting Common Shares shall have no right to convert such shares.

(f)
~~(i)~~ If at any time the Company declares or pays a dividend or distribution to any holder of Common Shares in the form of Common Shares or other voting security of the Company, the Company shall declare and pay to each holder of Non-Voting Convertible Common Shares a proportional dividend or distribution in the form of the same series of Non-Voting Convertible Common Shares.

~~(j) Notwithstanding anything herein to the contrary, if the consideration payable to GSCP or its BHC Affiliates or First Reserve or its Affiliates as holders of Non-Voting Convertible Common Shares upon a Reorganization Event consists (in whole or in part) of property or securities that would, in the sole judgment of any holder thereof, create, aggravate or exacerbate any issue, problem or concern for any such holder or any of its affiliates, then the consideration payable to such holder shall be adjusted (e.g., by the issuance of non-voting securities that are economically equivalent to the voting securities they replaced and would convert into such voting securities on transfer to an unaffiliated third party, subject, if applicable, to the conversion restrictions set forth in Bye-law 4.3(e)) to the maximum extent practicable to~~

Enstar Group Limited	A-6	2019 Proxy Statement

~~eliminate or address such issue, problem or concern, so long as such adjusted or different securities have the same value as, and are pari passu with, the securities that they replaced.~~

4.4
The Board is authorised to provide for the issuance of the Preference Shares in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof (and, for the avoidance of doubt, such matters and the issuance of such Preference Shares shall not be deemed to vary the rights attached to the Common Shares or the Non-Voting Convertible Common Shares or, subject to the terms of any other series of Preference Shares, to vary the rights attached to any other series of Preference Shares). The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(a)	the number of shares constituting that series and the distinctive designation of that series;

(b)
the dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of the payment of dividends on shares of that series;

(c)	whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

(d)
whether that series shall have conversion or exchange privileges (including, without limitation, conversion into Common Shares), and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine;

(e)
whether or not the shares of that series shall be redeemable or repurchaseable, and, if so, the terms and conditions of such redemption or repurchase, including the manner of selecting shares for redemption or repurchase if less than all shares are to be redeemed or repurchased, the date or dates upon or after which they shall be redeemable or repurchaseable, and the amount per share payable in case of redemption or repurchase, which amount may vary under different conditions and at different redemption or repurchase dates;

(f)	whether that series shall have a sinking fund for the redemption or repurchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g)
the right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional shares (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Company or any subsidiary of any issued shares of the Company;

(h)
the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the relative rights of priority, if any, of payment of shares of that series; and

(i)	any other relative participating, optional or other special rights, qualifications, limitations or restrictions of that series.

4.5
Any Preference Shares of any series which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes shall have the status of authorised and unissued Preference Shares of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preference Shares to be created by resolution or resolutions of the Board or as part of any other series of Preference Shares, all subject to the conditions and the restrictions on issuance set forth in the

Enstar Group Limited	A-7	2019 Proxy Statement

resolution or resolutions adopted by the Board providing for the issue of any series of Preference Shares.

4.6
At the discretion of the Board, whether or not in connection with the issuance and sale of any shares or other securities of the Company, the Company may issue securities, contracts, warrants or other instruments evidencing any shares, option rights, securities having conversion or option rights, or obligations on such terms, conditions and other provisions as are fixed by the Board, including, without limiting the generality of this authority, conditions that preclude or limit any person or persons owning or offering to acquire a specified number or percentage of the issued Common Shares, other shares, option rights, securities having conversion or option rights, or obligations of the Company or transferee of the person or persons from exercising, converting, transferring or receiving the shares, option rights, securities having conversion or option rights, or obligations.

~~4.7 (a) The voting power of all shares is hereby adjusted (and shall be automatically adjusted in the future) to the extent necessary so that there is no 9.5% U.S. Shareholder or 9.5% Direct Foreign Shareholder Group. The Board shall implement the foregoing in the manner provided herein; provided, that the foregoing provision and the remainder of this Bye-law 4.7 shall not apply in the event that one Member of the Company owns greater than 75% of the issued and outstanding shares of the Company.~~

~~(b)~~
~~The Board shall from time to time, including prior to any time at which a vote of Members is taken, take all reasonable steps, including those specified in Bye-law 4.9, necessary to ascertain, through communications with Members or otherwise, whether there exists, or will exist at the time any vote of Members is taken, a Tentative 9.5% U.S. Shareholder or a Tentative 9.5% Direct Foreign Shareholder Group.~~

~~(c)~~
~~In the event that a Tentative 9.5% U.S. Shareholder exists, (i) the aggregate votes conferred by Common Shares held by a Member and treated as Controlled Shares of that Tentative 9.5% U.S. Shareholder shall be reduced to the extent necessary such that the combined voting power conferred by the Common Shares and the voting power that would be conferred by the Common Shares into which the Series B Non-Voting Common Shares are then convertible, in each case that are treated as Controlled Shares of the Tentative 9.5% U.S. Shareholder, will constitute 9.5% of the voting power of all Common Shares (taking into account the reduction effected by clause (ii) of this Bye-law 4.7(c)) and (ii) the aggregate votes conferred by the Common Shares held by GSCP and its affiliates and treated as Controlled Shares of such Members shall be correspondingly reduced to the extent necessary such that the ratio of (x) the voting power represented by the sum of (A) the votes conferred by such Common Shares and (B) the votes that would be conferred by any Common Shares into which the Series B Non-Voting Common Shares are then convertible to (y) the voting power of all Common Shares (taking into account the reduction effected by clause (i) of this Bye-law 4.7(c)) is not greater than the ratio as if the adjustment described in clause (i) of this Bye-law 4.7(c) had not occurred. In applying the previous sentence where shares held by more than one Member are treated as Controlled Shares of such Tentative 9.5% U.S. Shareholder, the reduction in votes shall apply to such Members in descending order according to their respective Attribution Percentages, provided, that in the event of a tie, the reduction shall apply first to the Member whose shares are Controlled Shares of the Tentative 9.5% U.S. Shareholder by virtue of the Tentative 9.5% U.S. Shareholder’s economic interest in (as opposed to voting control with respect to) such shares. The adjustments of voting power described in this Bye-law shall apply repeatedly until there is no 9.5% U.S. Shareholder. The Board may deviate from any of the principles described in this Bye-law and determine that shares held by a Member shall carry different voting rights as it determines appropriate (1) to avoid the existence of any 9.5% U.S. Shareholder or (2) to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other Member or its affiliates. For the avoidance of doubt, in applying the provisions of Bye-laws 4.7 through 4.10, a share may carry a fraction of a vote. In the event any Non-Voting Convertible Common Shares of any registered holder are entitled to vote on any matter under Bermuda law (including, but not limited to, any Reorganization Event), such shares shall be deemed for purposes of this Bye-law 4.7(c) to be that number of Common Shares into which such Non-Voting Convertible Common Shares may be converted upon a qualified transfer, and the~~

Enstar Group Limited	A-8	2019 Proxy Statement

~~voting power adjustments set forth in this Bye-law 4.7(c) shall apply to Common Shares and such Non-Voting Convertible Common Shares, collectively, on such basis. Notwithstanding anything herein to the contrary, the aggregate voting power of the holders of Series C Non-Voting Common Shares and Series D Non-Voting Common Shares with respect to any merger, consolidation or amalgamation of the Company with another corporation or other entity shall in no event exceed 0.01% of the aggregate voting power of the Company’s issued share capital, and this sentence shall not be amended without the affirmative vote (or written consent) of the holders representing a majority of each of the Series C Non-Voting Common Shares and Series D Non-Voting Common Shares. Notwithstanding anything herein to the contrary, the aggregate voting power of the holders of Series E Non-Voting Common Shares with respect to any merger, consolidation or amalgamation of the Company with another corporation or other entity shall in no event exceed 0.01% of the aggregate voting power of the Company’s issued share capital, and this sentence shall not be amended without the affirmative vote (or written consent) of the holders representing a majority of each of the Series E Non-Voting Common Shares. For the avoidance of doubt, the voting power adjustments set forth in this Bye-law 4.7(c) shall not apply to the voting rights set forth in Bye-law 4.3(c). (d) Immediately after completing the adjustment of voting power provided for in Bye-law 4.7(c), in the event that a Tentative 9.5% Direct Foreign Shareholder Group exists, the aggregate votes conferred by shares held by the Tentative 9.5% Direct Foreign Shareholder Group shall be reduced to the extent necessary to cause such Shareholder or Shareholders to no longer constitute a 9.5% Direct Foreign Shareholder Group.~~

~~(d)~~
~~“9.5% Direct Foreign Shareholder Group” means a shareholder that is not a U.S. Person or a group of commonly controlled shareholders that are not U.S. Persons, in either case who owns shares that constitute more than nine and one-half percent (9.5%) of the voting power of all shares of the Company and that are attributable to a U.S. Person under Section 958 of the Code.~~

~~(e)~~	~~“Attribution Percentage” shall mean, with respect to a Member, the percentage of the Member’s shares that are treated as Controlled Shares of a Tentative 9.5% Shareholder.~~

~~(f)~~	~~“Controlled Shares” in reference to any person means all shares of the Company directly, indirectly or constructively owned by such person as determined pursuant to Section 958 of the Code.~~

~~(g)~~
~~“9.5% U.S. Shareholder” means a “United States person” as defined in the Code (a “U.S. Person”) whose Controlled Shares constitute more than nine and one-half percent (9.5%) of the voting power of all shares of the Company and who would be generally required to recognize income with respect to the Company under Section 951(a)(1) of the Code, if the Company were a controlled foreign corporation as defined in Section 957 of the Code and if the ownership threshold under Section 951(b) of the Code were 9.5%.~~

~~(h)~~	~~“Tentative 9.5% U.S. Shareholder” means a U.S. Person that, but for adjustments to the voting rights of shares pursuant to Bye-laws 4.7 through 4.8, would be a 9.5% U.S. Shareholder.~~

~~(i)~~
~~“Tentative 9.5% Direct Foreign Shareholder Group” means a shareholder that is not a U.S. Person or a group of commonly controlled shareholders that are not U.S. Persons that, but for adjustments to the voting rights of shares pursuant to Bye-laws 4.7 through 4.8, would be a 9.5% Direct Foreign Shareholder Group.~~

4.7	[Intentionally omitted.]

4.8
~~In addition to the provisions of Bye-law 4.7, any~~Any shares shall not carry any right to vote to the extent that the Board of Directors determines, in its reasonable discretion, that it is necessary that such shares should not carry the right to vote in order to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other Member or its affiliates~~, provided, that no adjustment pursuant to this sentence shall cause any person to become a 9.5% U.S. Shareholder or a 9.5% Direct Foreign Shareholder Group~~.

Enstar Group Limited	A-9	2019 Proxy Statement

4.9
Prior to any date on which Members shall vote on any matter, the Board of Directors shall (a) retain the services of an internationally recognized accounting firm or organization with comparable professional capabilities in order to assist the Company in applying the principles of Bye-laws ~~4.7~~4.8 through 4.10, (b) obtain from such firm or organization a statement describing the information obtained and procedures followed and setting forth the determinations made with respect to Bye-laws ~~4.7~~4.8 through 4.10 and (c) notify each Member of the voting power conferred by its shares determined in accordance with Bye-laws ~~4.7~~4.8 through 4.10.

4.10 (a) Subject to the provisions of this Bye-law 4.10, the Company shall have the authority to reasonably request from any Member, and such Member shall promptly provide to the Company, such information as the Company may reasonably request for the purpose of (i) determining whether any Member’s voting rights are to be adjusted pursuant to Bye-laws ~~4.7~~4.8 through 4.10, (ii) determining whether the Company would realize any income that would be included in the income of any Member (or any interest holder, whether direct or indirect, of any Member) by operation of Section 953(c) of the Internal Revenue Code of 1986, as amended (the “Code”) and (iii) determining whether the Company or any of its subsidiaries would be entitled to the benefits of a tax treaty.

(b)
Any information provided by each Member to the Company pursuant to this Bye-law 4.10 shall be deemed “confidential information” (the “Confidential Information”) and shall be used by the Company solely for the purposes contemplated by this Bye-law 4.10 (except as otherwise may be required by applicable law or regulation). The Company shall hold such Confidential Information in strict confidence and shall not disclose any Confidential Information that it receives, except (i) to the U.S. Internal Revenue Service (the “Service”) if and to the extent the Confidential information is required by the Service, (ii) to any outside legal counsel or accounting firm engaged by the Company to make determinations pursuant to Bye-laws ~~4.7~~4.8 through 4.10, (iii) to directors, officers and employees of the Company and (iv) as otherwise required by law or regulation. The Company shall take measures reasonably practicable to provide for the continued confidentiality of the Confidential Information and shall grant the persons referred to in the preceding clauses (ii) and (iii) access to the Confidential Information only (x) to the extent necessary, as appropriate, to allow them to assist the Company in any analysis required pursuant to Bye-laws ~~4.7~~4.8 through 4.10, (y) to determine whether the Company would realize any income that would be included in the income of any Member (or any interest holder, whether direct or indirect, of any Member) by operation of Section 953(e) of the Code and (z) to determine whether the Company or any of its subsidiaries would be entitled to the benefits of a tax treaty. Prior to granting access to the Confidential Information to any such persons, the Company shall inform them of the information’s confidential nature and of the provisions of this Bye-law 4.10 and shall require them to abide by all the provisions hereof. For the avoidance of doubt, the Company shall be permitted to disclose to the Members and others the relative voting percentages of the Members after application of Bye-laws ~~4.7~~4.8 through 4.10. At the written request of a Member, the Confidential Information of such Member shall be destroyed or returned to such Member after the later to occur of (i) such Member no longer being a Member or (ii) the expiration of the applicable statute of limitations with respect to any Confidential Information obtained for purposes of engaging in any tax related analysis.

(c)
The Company shall (i) notify a Member of the existence, terms and circumstances surrounding any request made to the Company to disclose any Confidential Information provided by or with respect to such Member and, prior to such disclosure, shall permit, if practicable, such Member a reasonable period of time to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Bye-law 4.10, and (ii) if, in the absence of a protective order, such disclosure is required in the reasonable opinion of counsel to the Company, the Company shall make such disclosure without liability hereunder; provided that the Company shall use commercially reasonable efforts to furnish only that portion of the Confidential Information that is legally required, shall give such Member notice of the information to be disclosed as far in advance of its disclosure as practicable and, upon the reasonable request of such Member and at its expense, shall use commercially reasonable efforts to ensure that confidential treatment will be accorded to all such disclosed information.

Enstar Group Limited	A-10	2019 Proxy Statement

(d)
The Board may rely in good faith exclusively on the analysis, deliberation, reports and other communications of those persons specified in Bye-law 4.10(b) with respect to the collection, disclosure or use of the Confidential Information, including, but not limited to (i) determining whether the Company would realize any income that would be included in the income of any Member (or any interest holder, whether direct or indirect, of any Member) by operation of Section 953(c) of the Code or implementing any provisions of these Bye-laws and (ii) determining whether the Company or any of its subsidiaries would be entitled to the benefits of a tax treaty.

(e)
If any Member fails to respond to a reasonable request for information by the Company pursuant to Bye-law 4.10(a) within seven business days of such request, or submits incomplete or inaccurate information in response to such a reasonable request, the Directors may in their reasonable discretion (after considering the circumstances described in any response to the request by the Member and providing the Member with a cure period of such length as the Board may reasonably determine under the circumstances) determine that such Member’s shares shall carry no voting rights in which case such shares shall not carry any voting rights until otherwise determined by the Directors in their reasonable discretion.

~~(f) Any holder of shares that is a corporation, partnership, limited liability company or other entity or a U.S. Person shall give notice to the Company within ten days following the date that such holder acquires actual knowledge that it is the owner of Controlled Shares that constitute 9.5% or more of the voting power of all shares.~~

(f)
~~(g)~~ Notwithstanding the foregoing, no Member shall be liable to any other Member or the Company for any losses or damages resulting from such Member’s failure to respond to, or submission of incomplete or inaccurate information in response to, a request under subparagraph (a) of this Bye-law or from such Member’s failure to give notice under subparagraph (b) of this Bye-law.

5.    Calls on Shares

5.1
The Board may make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue) and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

5.2
Any sum which by the terms of allotment of a share becomes payable upon issue or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for all the purposes of these Bye-laws be deemed to be a call duly made and payable, on the date on which, by the terms of issue, the same becomes payable, and in case of non-payment all the relevant provisions of these Bye-laws as to payment of interest, costs, charges and expenses, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

5.3	The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

5.4	The Company may accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up.
6.    Prohibition on Financial Assistance
The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of the acquisition or proposed acquisition by any person of any shares in the Company, but nothing in this Bye-law shall prohibit transactions permitted under the Act.

Enstar Group Limited	A-11	2019 Proxy Statement

7.    Forfeiture of Shares

7.1
If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward such Member a notice in writing in the form, or as near thereto as circumstances admit, of the following:

Notice of Liability to Forfeiture for Non-Payment of Call
Enstar Group Limited (the “Company”)
You have failed to pay the call of [amount of call] made on the [ ] day of [ ], 20[ ], in respect of the [number] share(s) [number in figures] standing in your name in the Register of Members of the Company, on the [ ] day of [ ], 20[ ], the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of [ ] per annum computed from the said [ ] day of [ ], 20[ ] at the registered office of the Company the share(s) will be liable to be forfeited.
Dated this [ ] day of [ ], 20[ ]

[Signature of Secretary] By Order of the Board

7.2
If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

7.3
A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

7.4
The Board may accept the surrender of any shares which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

8.    Share Certificates

8.1
Every Member shall be entitled to a certificate under the seal of the Company (or a facsimile thereof) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, specifying the amount paid on such shares.

The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

8.2	The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.

8.3
If any share certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid, or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

9.    Fractional Shares
The Company may issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.

Enstar Group Limited	A-12	2019 Proxy Statement

REGISTRATION OF SHARES
10.    Register of Members

10.1	The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

10.2
The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.

11.    Registered Holder Absolute Owner.
The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.
12.    Transfer of Registered Shares

12.1	An instrument of transfer shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:
Transfer of a Share or Shares
Enstar Group Limited (the “Company”)
FOR VALUE RECEIVED……………….[amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of [address], [number] of shares of the Company.
DATED this [ ] day of [ ], 20[ ]
Signed by:    In the presence of:

Transferor                Witness
Transferee        Witness

12.2
Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

12.3
The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

12.4
The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

12.5
The Board may in its absolute discretion and without assigning any reason therefor refuse to register the transfer of a share which is not fully paid. The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained. If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

Enstar Group Limited	A-13	2019 Proxy Statement

12.6	Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

12.7 (a)
The Directors may decline to register any transfer of shares if it appears to the Directors, in their reasonable discretion, ~~after taking into account, among other things, the limitation on voting rights contained in these Bye-laws,~~ that any non-de minimis adverse tax, regulatory or legal consequence to the Company, any subsidiary of the Company, or any other holder of shares or its Affiliates would result from such transfer ~~(including if such consequence arises as a result of any such U.S. Person owning Controlled Shares that constitute 9.5% or more of the value of the Company or the voting shares of the Company (but subject to the provisions of Bye-laws 4.7 through 4.10))~~. The Directors shall have the authority to reasonably request from any holder of shares, and such holder of shares shall provide, such information as the Directors may reasonably request for the purpose of determining whether any transfer should be permitted.

(b)
Subject to any applicable requirements of the Nasdaq ~~National~~Stock Market or other applicable quotation system or exchange, the Directors (a) may decline to register any transfer of shares, unless (i) a written opinion from counsel reasonably acceptable to the Company shall have been obtained to the effect that registration of such shares under the U.S. Securities Act of 1933, as amended, is not required or (ii) an effective registration statement under the U.S. Securities Act of 1933, as amended, is in place covering the shares to be transferred and (b) shall decline to register any transfer of shares if the transferee shall not have been approved by applicable governmental authorities if such approval is required in respect of such transfer.

(c)
If the Board refuses to register a transfer of any share the Secretary shall, within ten business days after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice detailing the nature of the refusal.

13.    Transmission of Registered Shares

13.1
In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may, in its reasonable discretion, decide as being properly authorised to deal with the shares of a deceased Member.

13.2
Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Member
Enstar Group Limited (the “Company”)
I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased/bankrupt Member] to [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Member] instead of being registered myself/ourselves, elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

Enstar Group Limited	A-14	2019 Proxy Statement

DATED this [ ] day of [ ], 20[ ]
Signed by:    In the presence of:

Transferor                Witness
Transferee        Witness

13.3
On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member. Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

13.4
Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

13.5
If the Directors in their reasonable discretion determine that share ownership by any person may result in a non-de minimis adverse tax, legal or regulatory consequence to the Company, any subsidiary of the Company, or any other holder of shares or its Affiliates ~~(including if such consequence arises as a result of any such U.S. Person owning Controlled Shares that constitute 9.5% or more of the value of the Company or the voting shares of the Company (but subject to the provisions of Bye-laws 4.7 through 4.10))~~, the Company will have the option but not the obligation to repurchase or assign to a third party the right to purchase the minimum number of shares held by such person which is necessary to eliminate such non-de minimis adverse tax, legal or regulatory consequence at a price determined in the good faith discretion of the Directors to represent such shares’ fair market value; provided, that (a) if the shares are not traded on a quotation system or securities exchange in or outside the United States, the fair market value per share shall be determined by the Directors without a minority discount and without a liquidity discount or (b) if the shares are traded on a quotation system or securities exchange, the fair market value per share shall be determined by the Directors based on the average of the last sales price per share or if there is none, the average of the bid and asked price per share, without a minority discount and without a liquidity discount, in each case for the eight business days prior to the repurchase date. If a Member disagrees with any price so determined by the Board, the fair market value per share will be determined by an independent appraiser retained by the Company at its expense and reasonably acceptable to such Member.

ALTERATION OF SHARE CAPITAL
14.    Power to Alter Capital

14.1
The Company may if authorised by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act.

14.2	Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.
15.    Variation of Rights Attaching to Shares
If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding

Enstar Group Limited	A-15	2019 Proxy Statement

or representing by proxy one-third of the issued shares of the class. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.
Notwithstanding the foregoing, with respect to the Series C Non-Voting Common Shares, Series D Non-Voting Common Shares and Series E Non-Voting Common Shares only, the rights attached to such Series C Non-Voting Common Shares, such Series D Non-Voting Common Shares or such Series E Non-Voting Common Shares may, whether or not the Company is being wound-up, be varied with the consent in writing of each registered holder thereof holding such Series C Non-Voting Common Shares, Series D Non-Voting Common Shares or Series E Non-Voting Common Shares, respectively, to the extent such variation significantly and adversely affects the rights, preferences, privileges or voting powers of the Series C Non-Voting Common Shares, Series D Non-Voting Common Shares or Series E Non-Voting Common Shares, respectively, set forth in Bye-law 4.3.
DIVIDENDS AND CAPITALISATION
16.    Dividends

16.1
The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. No unpaid dividend shall bear interest as against the Company.

16.2	The Board may fix any date as the record date for determining the Members entitled to receive any dividend.

16.3	The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.

16.4
The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company. No unpaid distribution shall bear interest as against the Company.

17.    Power to Set Aside Profits
The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other purpose.
18.    Method of Payment

18.1
Any dividend or other monies payable in respect of a share may be paid by cheque or warrant sent through the post directed to the address of the Member in the Register of Members (in the case of joint Members, the senior joint holder, seniority being determined by the order in which the names stand in the Register of Members), or by direct transfer to such bank account as such Member may direct. Every such cheque shall be made payable to the order of the person to whom it is sent or to such persons as the Member may direct, and payment of the cheque or warrant shall be a good discharge to the Company. Every such cheque or warrant shall be sent at the risk of the person entitled to the money represented thereby. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

18.2	The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

18.3
Any dividend and or other monies payable in respect of a share which has remained unclaimed for 7 years, or such other period of time as may be required pursuant to the listing standard of the Nasdaq ~~National~~Stock Market or such other quotation system or exchange applicable to the Company’s shares from the date when it became due for payment shall, if the Board so resolves, be forfeited

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and cease to remain owing by the Company. The payment of any unclaimed dividend or other moneys payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company’s own account. Such payment shall not constitute the Company a trustee in respect thereof.

18.4
The Company shall be entitled to cease sending dividend cheques and warrants by post or otherwise to a Member if those instruments have been returned undelivered to, or left uncashed by, that Member on at least two consecutive occasions, or, following one such occasion, reasonable enquiries have failed to establish the Member’s new address. The entitlement conferred on the Company by this Bye-law 18.4 in respect of any Member shall cease if the Member claims a dividend or cashes a dividend cheque or warrant.

19.    Capitalisation

19.1
The Board may resolve to capitalise any sum for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro-rata (except in connection with the conversion of shares of one class to shares of another class) to the Members.

19.2
The Board may resolve to capitalise any sum for the time being standing to the credit of a reserve account or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid or nil paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

MEETINGS OF MEMBERS
20.    Annual General Meetings
The annual general meeting of the Company shall be held in each year (other than the year of incorporation) at such time and place as the President or the Chairman or the Board shall appoint.
21.    Special General Meetings
The President or the Chairman or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary.
22.    Requisitioned General Meetings
The Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid up share capital of the Company as at the date of the deposit carries the right to vote at general meetings of the Company, forthwith proceed to convene a special general meeting of the Company and the provisions of the Act shall apply.
23.    Notice

23.1
At least ten days’ notice of an annual general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

23.2
At least ten days’ notice of a special general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, time, place and the general nature of the business to be considered at the meeting.

23.3	The Board may fix any date as the record date for determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

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23.4
A general meeting of the Company shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

23.5
The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

24.    Giving Notice

24.1	A notice may be given by the Company to any Member:

(a)	by delivering it to such Member in person; or

(b)	by sending it by letter mail or courier service to such Member’s address in the Register of Members or to such other address given for the purpose; or

(c)
by sending it by electronic means (including cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible form, but not by telephone) in accordance with such directions as may be given by such Member to the Company for the purpose; or

(d)	by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website.

24.2
Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

24.3
Save as provided by Bye-laws 24.4 and 24.5, any notice delivered in accordance with Bye-law 24.1(a), (b) or (c) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, at the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile, electronic mail, or such other method as the case may be.

24.4
Mail notice shall be deemed to have been served seven days after the date on which it is deposited, with postage prepaid, in the mail of any member state of the European Union, the United States, or Bermuda.

24.5	Notice delivered in accordance with Bye-law 24.1(d) shall be deemed to have been served at the time when the requirements of the Act in that regard have been met.

24.6
The Company shall be under no obligation to send a notice or other document to the address shown for any particular Member in the Register of Members if the Board considers that the legal or practical problems under the laws of, or the requirements of any regulatory body or stock exchange in, the territory in which that address is situated are such that it is necessary or expedient not to send the notice or document concerned to such Member at such address and may require a Member with such an address to provide the Company with an alternative acceptable address for delivery of notices by the Company.

25.    Postponement or Cancellation of General Meeting
The Chairman or the President may, and the Secretary on instruction from the Chairman or the President shall, postpone or cancel any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement or cancellation is given

Enstar Group Limited	A-18	2019 Proxy Statement

to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed or cancelled meeting shall be given to the Members in accordance with the provisions of these Bye-laws.
26.    Attendance and Security at General Meetings

26.1
Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

26.2
The Board may, and at any general meeting, the chairman of such meeting may, make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board is, and at any general meeting, the chairman of such meeting is, entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

27.    Quorum at General Meetings

27.1
At any general meeting of the Company two or more persons present in person throughout the meeting and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company shall form a quorum for the transaction of business.

27.2
If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. If the meeting shall be adjourned to the same day one week later or the Secretary shall determine that the meeting is adjourned to a specific date, time and place, it is not necessary to give notice of the adjourned meeting other than by announcement at the meeting being adjourned. If the Secretary shall determine that the meeting be adjourned to an unspecified date, time or place, fresh notice of the resumption of the meeting shall be given to each Member entitled to attend and vote thereat in accordance with the provisions of these Bye-laws.

28.    Chairman to Preside.
Unless otherwise agreed by a majority of those attending and entitled to vote thereat, the Chairman, if there be one, and if not the President, shall act as chairman at all meetings of the Members at which such person is present. In their absence, the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote.
29.    Voting on Resolutions

29.1
Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

29.2	No Member shall be entitled to vote at a general meeting unless such Member has paid all the calls on all shares held by such Member.

29.3
At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person at such meeting and every person holding a valid proxy at such meeting shall have one vote for each share entitled to vote at the meeting of which such person is the holder or for which such person holds a proxy and shall cast such vote by raising his or her hand.

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29.4
At any general meeting if an amendment shall be proposed to any resolution under consideration and the chairman of the meeting shall rule on whether the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

29.5
At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

30.    Power to Demand a Vote on a Poll

30.1	Notwithstanding the foregoing, a poll may be demanded by any of the following persons:

(a)	the chairman of such meeting; or

(b)	at least three Members present in person or represented by proxy; or

(c)
any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

(d)
any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

30.2
Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person at such meeting and every person holding a valid proxy at such meeting shall have one vote for each share entitled to vote at the meeting of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Members are present by telephone, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

30.3
A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place at such meeting as the chairman (or acting chairman) of the meeting may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

30.4
Where a vote is taken by poll, each person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialed or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. At the conclusion of the poll, the ballot papers shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman for the purpose and the result of the poll shall be declared by the chairman.

31.    Voting by Joint Holders of Shares
In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

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32.    Instrument of Proxy

32.1	A Member may appoint a proxy by (a) an instrument appointing a proxy in writing in substantially the following form or such other form as the Board may determine from time to time:
Proxy
Enstar Group Limited (the “Company”)
I/We, [insert names here], being a Member of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Members to be held on the [ ] day of [ ], 200[ ] and at any adjournment thereof. (Any restrictions on voting to be inserted here.)
Signed this [ ] day of [ ], 20[ ]

Member(s)
or (b) such telephonic, electronic or other means as may be approved by the Board from time to time.

32.2
The appointment of a proxy must be received by the Company at the registered office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the appointment proposes to vote, and an appointment of proxy which is not received in the manner so permitted shall be invalid.

32.3	A Member who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf.

32.4	The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.
33.    Representation of Corporate Member

33.1
A corporation which is a Member may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting of the Members and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member, and that Member shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

33.2
Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

34.    Adjournment of General Meeting

34.1
The chairman of any general meeting at which a quorum is present may with the consent of Members holding a majority of the voting rights of those Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy), adjourn the meeting.

34.2	In addition, the chairman may adjourn the meeting to another time and place without such consent or direction if it appears to him that:

(a)	it is likely to be impracticable to hold or continue that meeting because of the number of Members wishing to attend who are not present; or

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(b)	the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

(c)	an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

34.3
Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat in accordance with the provisions of these Bye-laws.

35.    Written Resolutions

35.1
Subject to the following, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members may, without a meeting and without any previous notice being required, be done by resolution in writing signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

35.2
A resolution in writing may be signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members, or all the Members of the relevant class thereof, in as many counterparts as may be necessary.

35.3
A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

35.4	A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of the Act.

35.5	This Bye-law shall not apply to:

(a)	a resolution passed to remove an auditor from office before the expiration of his term of office; or

(b)	a resolution passed for the purpose of removing a Director before the expiration of his term of office.

35.6
For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

36.    Directors Attendance at General Meetings
The Directors of the Company shall be entitled to receive notice of, attend and be heard at any general meeting.
DIRECTORS AND OFFICERS
37.    Election of Directors

37.1
The Board shall consist of such number of Directors being not less than five Directors and not more than such maximum number of Directors, not exceeding fifteen Directors, as the Board may from time to time determine. A majority of the Board shall consist of Directors who are not residents of the United Kingdom ~~or Switzerland~~. Subject to the Companies Act and these Bye-laws, the Directors

Enstar Group Limited	A-22	2019 Proxy Statement

shall be elected or appointed by the Company by resolution and shall serve for such term as the Company by resolution may determine, or in the absence of such determination, until the termination of the next annual general meeting following their appointment. All Directors, upon election or appointment (except upon re-election at an annual general meeting) must provide written acceptance of their appointment, in such form as the Board may think fit, by notice in writing to the Company’s registered office within thirty (30) days of their appointment.

37.2
The Board may propose any person for election as a Director and may from time to time establish procedures to receive nominations from a Member of persons for election as Directors. Only persons who are proposed or nominated in accordance with this Bye-law shall be eligible for election as Directors.

37.3
Where the number of persons validly proposed for re-election or election as a Director is greater than the number of Directors to be elected, the persons receiving the most votes (up to the number of Directors to be elected) shall be elected as Directors, and an absolute majority of the votes cast shall not be a prerequisite to the election of such Directors.

37.4	At any general meeting the Board may fill any vacancy left unfilled at such general meeting.
38.    Classes of Directors
The Directors shall be divided into three classes designated Class I, Class II and Class III. Each class of Directors shall consist, as nearly as possible, of one third of the total number of Directors constituting the entire Board.
39.    Term of Office of Directors
Each Director shall serve for a term ending on the date of the third annual general meeting of shareholders next following the annual general meeting at which such Director was elected, provided, that (i) Directors initially designated by the Board as Class I Directors shall serve for an initial term ending on the date of the first annual general meeting of Members next following the effectiveness of their designation as Class I Directors, (ii) Directors initially designated by the Board as Class II Directors shall serve for an initial term ending on the date of the second annual general meeting of Members next following the effectiveness of their designation Class II Directors, and (iii) Directors initially designated by the Board as Class III Directors shall serve for an initial term ending on the date of the third annual general meeting of Members next following the effectiveness of their designation as Class III Directors. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible, and any Director of any class elected to fill a vacancy shall hold office for a term that shall coincide with the remaining term of the other Directors of that class, but in no case shall a decrease in the number of Directors shorten the term of any Director then in office. A Director shall hold office until the annual general meeting for the year in which his term expires, subject to his office being vacated pursuant to Bye-law 42.
40.    Alternate Directors
There shall be no alternate Directors, and no Member or Director shall have a right to designate any person to attend meetings of the Board or Board committees as a non-voting observer, except with the concurrence of a majority of the Board or committee members in attendance at such meeting.
41.    Removal of Directors

41.1
Subject to any provision to the contrary in these Bye-laws, the Members entitled to vote for the election of Directors may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director, only with cause, by the affirmative vote of Members holding at least a majority of the total combined voting power of all issued and outstanding Common Shares after giving effect to any reduction in voting power acquired under Bye-law~~s 4.7 and~~ 4.8, provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting the Director shall be entitled to be heard on the motion for such Director’s removal.

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41.2
If a Director is removed from the Board under the provisions of this Bye-law, the Members may fill the vacancy at the meeting at which such Director is removed. In the absence of such election or appointment, the Board may fill the vacancy.

41.3
For the purpose of Bye-law 41.1, “cause” shall mean a conviction for a criminal offence involving dishonesty or engaging in conduct which brings the Director or the Company into disrepute and which results in material financial detriment to the Company.

42.    Vacancy in the Office of Director

42.1	The office of Director shall be vacated if the Director:

(a)	is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

(b)	is or becomes of unsound mind or dies; or

(c)	resigns his office by notice in writing to the Company.

42.2
Subject to Bye-law 41.2, the Board shall have the power to appoint any person as a Director to fill a vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of any Director or as a result of an increase in the size of the Board as permitted by these Bye-laws.

43.    Remuneration of Directors
The remuneration (if any) of the Directors shall be deemed to accrue from day to day and shall be determined by the Board or a committee thereof. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from the meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.
44.    Defect in Appointment of Director
All acts done in good faith by the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.
45.    Directors to Manage Business
The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting subject, nevertheless, to these Bye-laws and the provisions of any statute.
46.    Powers of the Board of Directors
The Board may:

(a)	appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

(b)
exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

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(c)
appoint one or more Directors to the office of managing director or chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(d)
appoint a person to act as manager of the Company’s day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(e)
by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney’s personal seal with the same effect as the affixation of the seal of the Company;

(f)	procure that the Company pays all expenses incurred in promoting and incorporating the Company;

(g)
delegate any of its powers (including the power to sub-delegate) to a committee appointed by the Board which may consist partly or entirely of non-Directors, provided that every such committee shall conform to such directions as the Board shall impose on them and provided further that the meetings and proceedings of any such committee shall be governed by the provisions of these Bye-laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board;

(h)	delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit;

(i)	present any petition and make any application in connection with the liquidation or reorganisation of the Company;

(j)	in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

(k)
authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

47.    Register of Directors and Officers
The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.
48.    ~~Officers~~[Intentionally Omitted.]
~~The Officers shall consist of a President and a Vice President or a Chairman and a Deputy Chairman, a Secretary and such additional Officers as the Board may determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws.~~
49.    Appointment of Officers
The Board ~~shall appoint a President and Vice President or a Chairman and Deputy Chairman~~may appoint such Officers (who may or may not be Directors) as the Board may determine.. The Secretary (and additional Officers, if any) shall be appointed by the Board from time to time.
50.    Duties of Officers

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The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.
51.    Remuneration of Officers
The Officers shall receive such remuneration as the Board may determine.
52.    Conflicts of Interest

52.1
Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company and such Director or such Director’s firm, partner or company shall be entitled to remuneration as if such Director were not a Director. Nothing herein contained shall authorise a Director or Director’s firm, partner or company to act as Auditor to the Company.

52.2	A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

52.3
Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum for such meeting.

53.    Indemnification and Exculpation of Directors and Officers

53.1
The Directors, Secretary and other Officers (such term to include any person appointed to any committee by the Board) for the time being acting in relation to any of the affairs of the Company, any subsidiary thereof and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company or any subsidiary thereof and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, provided that this indemnity shall not extend to any matter in which any of such persons is found, in a final judgment or decree not subject to appeal, to have committed fraud or dishonesty. Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any subsidiary thereof, provided that such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

53.2
The Company may purchase and maintain insurance for the benefit of any Director or Officer of the Company against any liability incurred by him under the Act in his capacity as a Director or Officer of the Company or indemnifying such Director or Officer in respect of any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the Director or Officer may be guilty in relation to the Company or any subsidiary thereof.

53.3
The rights conferred under this Bye-law 53 shall not be exclusive of any other right that any individual may have or hereafter acquire under any statute, Bye-law, resolution of Members or Directors, agreement, or otherwise and shall continue as to an individual who has ceased to be a

Enstar Group Limited	A-26	2019 Proxy Statement

Director, Officer, employee or agent, as applicable, and shall inure to the benefit of his or her heirs, executors, administrators, and personal representatives.
~~53.4 The Company hereby acknowledges that the Director designated by GSCP pursuant to Section 7.02 of the Investment Agreement may have certain rights to indemnification, advancement of expenses and/or insurance provided by GSCP and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to such person are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such person are secondary) with respect to any actions, costs, charges, losses, damages or expenses incurred or sustained in connection with the execution by such person of his or her duties as a Director of the Company, (ii) that it shall be required to advance the full amount of such expenses incurred by such person and shall be liable for the full amount of all such expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of these Bye-laws of the Company (or any other agreement between the Company and such person), without regard to any rights such person may have, or may be pursuing, against the Fund Indemnitors, and (iii) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of such person with respect to any claim for which such person has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall be subrogated to the extent of such advancement or payment to all of the rights of recovery of such person against the Company. The Company and such person agree that the Fund Indemnitors are express third party beneficiaries of the terms of this Bye-law 53.4.~~
~~53A    Corporate Opportunity~~
~~The provisions of this Bye-law 53A are set forth to regulate and define the conduct of certain affairs of the Company as they may involve GSCP, its affiliates and their officers and directors, and the powers, rights, duties and liabilities of the Company, its affiliates and their officers, directors, employees and shareholders in connection therewith:~~
~~(a) Subject to any express contractual provisions to the contrary, GSCP, its affiliates and its and their respective directors, officers, partners and employees (collectively the “GSCP Parties”) shall have the right to, and shall have no duty not to: (i) engage in the same or similar business activities or lines of business as the Company, (ii) do business with any client or customer of the Company and (iii) employ or otherwise engage any Officer, Director or employee of the Company; and, in each case, to the extent permitted under Bermuda law, no GSCP Party shall be liable to the Company or its Members for breach of any fiduciary duty by reason of any such activities of any GSCP Party or of such person’s participation therein. In the event that any GSCP Party acquires knowledge of a potential transaction or matter (other than knowledge acquired through a GSCP Party acting in his or her capacity as Director from the Company or its Directors, Officers or employees) that may be a corporate opportunity for both a GSCP Party and the Company, none of the GSCP Parties shall have any duty whatsoever to communicate or present such corporate opportunity to the Company and, to the extent permitted under Bermuda law, shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member of the Company by reason of the fact that a GSCP Party pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another person or entity or does not present such corporate opportunity to the Company;~~
~~(b) For the purposes of this Bye-law 53A “corporate opportunities” shall include, but not be limited to, business opportunities that the Company is financially able to undertake, which are, from their nature, in the line of the Company’s business, are of practical advantage to it and are ones in which the Company has an interest or a reasonable expectancy, and with respect to which the interest of any GSCP Party, could be brought into conflict with that of the Company;~~
~~(c) Any person or entity purchasing or otherwise acquiring any interest in Shares of the Company shall be deemed to have notice of and consented to the provisions of this Bye-law 53A;~~
~~(d) Notwithstanding anything in these Bye-laws to the contrary and in addition to any vote of the Board required by these Bye-laws or the Act, until the occurrence of the Operative Date, the affirmative vote of at least three-quarters of the votes of all the Common Shares then outstanding entitled to be cast thereon shall be required to alter, amend or repeal, or adopt any provision inconsistent with, any provision of this Bye-law 53A.~~

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~~“Operative Date” shall mean the later of (i) the first date on which GSCP ceases to own beneficially (excluding for such purposes any shares of the Company beneficially owned by GSCP but not for its own account, including (in such exclusion) beneficial ownership which arises by virtue of some entity that is an affiliate of GSCP being a sponsor or advisor of a mutual or similar fund that beneficially owns Common Shares) at least 5% of the outstanding shares of the Company and (ii) the first date on which no Director is a GSCP Party.~~
MEETINGS OF THE BOARD OF DIRECTORS
54.    Board Meetings
The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit, provided any such meetings shall occur in Bermuda. Subject to the provisions of these Bye-laws, a resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.
55.    Notice of Board Meetings
The Chairman or a majority of the Directors may, and the Secretary on the requisition of such Directors shall, at any time summon a meeting of the Board upon at least five days’ prior notice, stating the date, place and time at which the meeting is to be held. Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally (in person or by telephone) or otherwise communicated or sent to such Director by post, cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible form at such Director’s last known address or any other address given by such Director to the Company for this purpose.
56.    Participation in Meetings by Telephone
Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, provided, that no Director may participate by telephone, electronic or other communication facilities from the United Kingdom, the United States ~~or Switzerland~~, and participation in such a meeting shall constitute presence in person at such meeting.
57.    Quorum at Board Meetings
The quorum necessary for the transaction of business at a meeting of the Board shall be a majority of the Directors.
58.    Board to Continue in the Event of Vacancy
The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting of the Company; or (ii) preserving the assets of the Company.
59.    Chairman to Preside
Unless otherwise agreed by a majority of the Directors attending, the Chairman, if there be one, and if not, the President shall act as chairman at all meetings of the Board at which such person is present. In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by the Directors present at the meeting.
60.    Written Resolutions
A resolution signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution.
61.    Validity of Prior Acts of the Board

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No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.
CORPORATE RECORDS
62.    Minutes
The Board shall cause minutes to be duly entered in books provided for the purpose:

(a)	of all elections and appointments of Officers;

(b)	of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

(c)	of all resolutions and proceedings of general meetings of the Members, meetings of the Board, and meetings of committees appointed by the Board.
63.    Place Where Corporate Records Kept
Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.
64.    Form and Use of Seal

64.1	The seal of the Company shall be in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.

64.2
The seal of the Company shall not be affixed to any instrument except attested by the signature of a Director and the Secretary or any two Directors, or any person appointed by the Board for that purpose, provided that any Director, Officer or Resident Representative, may affix the seal of the Company attested by such Director, Officer or Resident Representative’s signature to any authenticated copies of these Bye-laws, the incorporating documents of the Company, the minutes of any meetings or any other documents required to be authenticated by such Director, Officer or Resident Representative.

ACCOUNTS
65.    Books of Account

65.1	The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:

(a)	all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)	all sales and purchases of goods by the Company; and

(c)	all assets and liabilities of the Company.

65.2
Such records of account shall be kept at the registered office of the Company, or subject to the provisions of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

66.    Financial Year End
The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.
AUDITS

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67.    Annual Audit
Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.
68.    Appointment of Auditors

68.1
Subject to the provisions of the Act, at the annual general meeting or at a subsequent special general meeting in each year, the Members shall appoint an independent representative of the Members to serve as the registered independent accounting firm that acts as Auditor of the accounts of the Company.

68.2	The Auditor may be a Member but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.
69.    Remuneration of Auditors
The remuneration of the Auditor shall be fixed by the Audit Committee of the Board or in such manner as the Members may determine.
70.    Duties of Auditors

70.1
The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.

70.2
The generally accepted auditing standards referred to in this Bye-law may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.

71.    Access to Records
The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.
72.    Financial Statements
Subject to any rights to waive laying of accounts pursuant to the provisions of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.
73.    Distribution of Auditors Report
The report of the Auditor shall be submitted to the Members in general meeting.
74.    Vacancy in the Office of Auditor
If the office of Auditor becomes vacant by the resignation or death or the Auditor, or by the Auditor becoming incapable of acting by reason of illness or other disability at a time when the Auditor’s services are required, the vacancy thereby created shall be filled in accordance with the Act.
VOLUNTARY WINDING-UP AND DISSOLUTION

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75.    Winding-Up
If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.
CHANGES TO CONSTITUTION
76.    Changes to Bye-laws
No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members.
77.    Discontinuance
The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.
~~CERTAIN SUBSIDIARIES~~
~~78. Voting of Subsidiary Shares~~
~~Notwithstanding any other provision of these Bye-laws to the contrary, if the Company or a Subsidiary of the Company, as the case may be, is required or entitled to vote at a general meeting of any direct or indirect subsidiary of the Company, the Directors shall refer the subject matter of any vote regarding the appointment, removal or remuneration of directors to the Members of the Company on a poll (subject to Bye-laws 4.7 through 4.10) and seek authority from the Members for the Company’s or the Subsidiary’s, as the case may be, corporate representative or proxy to vote in favour of the resolution proposed by the subsidiary. The Directors shall cause the Company’s or the Subsidiary’s, as the case may be, corporate representative or proxy to vote the Company’s or the Subsidiary’s shares in the subsidiary (with respect to a resolution covered by the foregoing sentence) pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s or the Subsidiary’s, as the case may be, corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the subsidiary.~~
~~79. Bye-laws or Articles of Association of Certain Subsidiaries~~
~~The Board in its discretion shall require that the Bye-laws or Articles of Association of each subsidiary of the Company, organized under the laws of a jurisdiction outside the United States of America, shall contain provisions substantially similar to Bye-law 78. The Company shall enter into agreements with each such subsidiary, as reasonably necessary, to effectuate or implement this Bye-law.~~

Enstar Group Limited	A-31	2019 Proxy Statement

APPENDIX B
Subsidiary Director Nominees’ Biographies
Proposal No. 7 of this Proxy Statement sets forth the names of the subsidiary director nominees and the subsidiary companies with respect to which they are nominated.
Biographies for James Carey and Paul O'Shea are included in the Proxy Statement above in “Corporate Governance - Board of Directors.” Biographies for David Atkins, Guy Bowker, Paul Brockman, and Orla Gregory are included in the Proxy Statement above in “Executive Officers.” Biographies for all other subsidiary director nominees are set forth below, in alphabetical order.
Andrew Agnew is a Non-Executive Director of StarStone Underwriting Limited.  He has over 35 years’ experience in the insurance industry.  He retired as Managing Director of the Specialty Division of Arthur J Gallagher (UK) Limited in June 2018 and is Chairman of the London International Insurance Brokers Association.  He has broad experience in the business, having been engaged with large corporate brokers and his own start-up which was successfully acquired by the JLT Group.
Desmond Allen has over 40 years of experience in the insurance industry and joined the Company in 2003 as Associate Director. In October 2014, he was appointed Director responsible for all third-party coverholder and TPA reviews administered by the Company. Prior to that, he worked for Minet Reinsurance Brokers, as an Executive Director of Reinsurance Claims. He previously worked in consulting and for a leading Lloyd’s syndicate.
Darran Baird is a Principal of Stone Point Capital LLC, a global private equity firm based in Greenwich, Connecticut. Mr. Baird began working with Stone Point in 2004, initially as the Deputy Head of Strategic Development for Marsh & McLennan Companies, Inc. (MMC) and then directly as a Principal of Stone Point. Prior to joining MMC, Mr. Baird was Managing Director at Securitas Capital, a private equity fund sponsored by Swiss Reinsurance Company (Swiss Re), from 1996 to 2004. At Securitas Capital, he was responsible for numerous private equity investments through the Securitas Capital Fund, as well as, leading the acquisitions of several reinsurance and financial services companies for Swiss Re. Prior to joining Swiss Re, he was an Associate at Smith Barney in the Insurance Investment Banking Group, where he specialized in the insurance industry and worked on a variety of merger and acquisition advisory and capital-raising assignments.
Caroline Barendregt is Technical Claims Manager - Marine at StarStone Insurance, based in Rotterdam, Netherlands. She joined StarStone in 2014. She has been appointed director of StarStone Underwriting Services BV subject to regulatory approval. Caroline holds a law degree from Hanzehogeschool Groningen / Hanze University of Applied Sciences. Before working for StarStone she held the role as Senior Claims Handler Marine at Concordia de Keizer, Rotterdam and worked as Claims handler at RaetsMarine Insurance B.V., Capelle a/d IJssel. She has a total of 9 years of professional experience in insurance / claims handling.
Robin Barham is the Managing Director of StarStone Australia Pty Ltd. Mr. Barham has over 30 years of experience in the insurance industry. He spent 19 years in Lloyd’s, underwriting Marine and Space risks, before transferring to Sydney, Australia, with the Catlin Group Ltd., with whom he served 10 years in Space and Aviation underwriting management positions. In 2012 he left Catlin and set up their global marketing vehicle, a scientific survey of the world’s coral reefs in partnership with The University of Queensland and Google, designed to promote scientific understanding and study the effects of global change on the physical environment. Prior to joining StarStone, he was Regional Director, Australasia, for Arch Underwriting at Lloyd’s (Australia), and founded a multi-class underwriting agency, Agile Underwriting Services. He is a Senior Associate of the Australian and New Zealand Institute of Insurance and Finance, and an Elected Member of the Royal Aeronautical Society.
Colm Barrett has served with StarStone since 2017 and is currently the Compliance Officer for StarStone Underwriting Limited. He has over 7 years of experience in the specialty insurance market, beginning his career in 2011 at S.A. Meacock, Syndicate 727. Prior to StarStone, he worked at Ernst and Young, and was also seconded to work at Lloyd’s of London in 2016. He was also a director of his own consultancy for a brief period prior to joining StarStone, which involved working at The Navigators Group in 2016/2017.
Jonathan Bell has served with the Company since 2014 and is currently Vice President, Group Reporting Manager of Enstar Limited. Mr. Bell worked as Deputy Team Leader of Zurich Investment Services in Bermuda from 2011 to 2014. Prior to that, he worked for PricewaterhouseCoopers in the Assurance & Advisory practice for six years. Mr. Bell is a Chartered Accountant, a Chartered Financial Analyst and an Associate in Reinsurance.
Fabian Bishop is Vice President Reinsurance Controller, Finance Bermuda . He joined Enstar in November 2007 having worked from 2005 to 2007 at Aon Insurance Managers (Bermuda) Ltd as a Senior Account Executive. From

Enstar Group Limited	B-1	2019 Proxy Statement

2000 to 2004, he was employed by Nyman Libson Paul specializing in financial services audit and related work. He is a fellow of the Institute of Chartered Accountants in England and Wales.
Paul Bohus is Enstar's Senior Vice President of Corporate Development. Prior to joining Enstar, Mr. Bohus spent more than 10 years in public accounting, focusing on the (re)insurance industry. Mr. Bohus is a Certified Public Accountant (Ohio, USA).
Bruce Bollom has served as Non-Executive Independent Director of Enstar Australia Limited since 2008. He serves on a number of Insurance Industry Boards, including Insurance Brokers and a Premium Funding Company in Australia as a Non-Executive Director. Prior to this he was CEO of Willis Insurance Brokers in Australia and New Zealand from 2000 - 2005 and has over 40 years’ experience in insurance.
Steven Brown is Group Controller of StarStone. Prior to that, he was a senior manager in the (re)insurance practice of Ernst & Young Ltd. in Bermuda, specializing in the audit of publicly listed reinsurers. From 2005 until 2014, he served in the assurance & advisory practice of Deloitte in London and Bermuda, specializing in audit, consulting and regulatory projects in the U.S., Lloyd’s and Bermuda insurance markets. He is a Chartered Accountant with the Institute of Chartered Accountants of Scotland.
John Cassin is a Non-Executive Director of Harper Holding SARL and Laguna Life Holdings SARL, and has been an independent consultant and director of various Luxembourg companies since retiring from a career in international banking in 2003. He was previously the Managing Director of the Prudential Bache International Bank, which he established in Luxembourg in 1984. He started his career in banking at the Marine Midland Bank in New York and held various senior management positions at the bank’s offices in New York, London and Paris.
Garred Clements has almost 30 years in the insurance and reinsurance arena, the last 17 of which have been in the audits, inspections and consultancy fields. He commenced work at brokers Bell Nicholson Henderson in 1989, moving to Willis in 1991 and entered the company market in 1994 at CNA Re and joining the newly created Equitas in 1997. He joined a third-party consultancy firm in 2001 before that business was integrated into another firm in 2003. In 2006 he became an independent consultant, a role which he continued until joining Cranmore as an Associate Director in April 2011. In 2016 he moved to Singapore as Managing Director of Cranmore Asia.
Alexandra Cliff was appointed as StarStone Group Chief Financial Officer in 2018 having served as Finance Director for StarStone International since 2016. Prior to joining StarStone, she held senior finance roles at Aspen Group and Arthur J Gallagher International having spent 8 years with PwC in both London and Boston, USA. A chartered accountant, qualifying with the Institute of Chartered Accountants in England & Wales, she also has an MA in History from the University of Edinburgh.
Sinead Coffey has been employed by the Enstar Group since 2015 and is currently a Senior Integration Manager for Enstar Group Limited. Prior to joining Enstar, she was a Financial Accountant for Arch Insurance Company Europe, an insurance company based in London for several years. She is a member of the Chartered Accountants Ireland.
Philip Cooper has served as a Managing Director of Cranmore (UK) Adjusters Limited and has been a Director of the Company since 1999. He served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1996 to 1999 and from 1990 to 1992, as well as serving as Director of Training during the former period for Peter Blem Management Services Limited. From 1992 to 1996, he served as head of the Technical Support Group for Syndicate Underwriting Management, and prior to 1990, he served as Assistant Reinsurance Manager.
Elizabeth DaSilva has served with the Company since 1996 and is currently Senior Vice President, Corporate & Legal Management of Enstar. From 1993 until 1996, she worked as a reinsurance accountant for Powerscourt Group Ltd.
Gregg Delforge is the Chief Financial Officer of Alpha Insurance in Belgium since April 2017 having previously served as Head of Financial Reporting. Before joining Alpha Insurance, he worked as a senior associate at PriceWaterhouseCoopers from 2012 to 2016, auditing clients in both banking and real estate.
Rachel Delhaise joined StarStone in 2014 to develop the risk management practice and appointed Group Head of Risk in January 2015. She previously served as Managing Director of GC Securities (Guy Carpenter) following a long career at GC/Marsh focused on structuring and arranging reinsurance transactions for effective risk mitigation and capital management, ERM advisory and Insurance Linked Securities.
Louis Dimopoulos has been with the Company since 2016 and has over 17 years of previous tax experience in the industry.  He currently serves as the U.S. Income Tax Director at Enstar Group Limited.

Enstar Group Limited	B-2	2019 Proxy Statement

John A. Dore is the President of Sheridan Ridge Advisers, LLC, an insurance and reinsurance advisory practice where Mr. Dore does arbitrations, mediations and expert witness work in the insurance and reinsurance marketplace. He was previously president and CEO of several NASDAQ listed insurance and reinsurance holding companies.
David Ellis joined Cranmore (UK) Limited as a Reinsurance Consultant in 2000 and has served as Director since 2007. He served as a Reinsurance Consultant for Compre Administrators Limited from 1999 to 2000 and for Ward & Associates Limited from 1993 to 1999.
Karen Esdale, Chief Risk Officer, joined Enstar in May 2010. Karen has overall responsibility for the Enterprise Risk Management (‘ERM’) Framework for EGL and its subsidiaries, ensuring effective risk management processes are in place to meet the requirements of the Board(s) and regulators. Prior to joining Enstar, Karen was a manager in the Financial Reporting department of Bank of New York Mellon, Dublin. From 2005 to 2008, she worked as Financial Controller for The Adara Group, Bermuda. From 1999 to 2005, Karen worked for Ernst & Young, Bermuda where she was a manager in the Private Clients practice. She is a fellow of the Association of Certified Chartered Accountants.
Sharon Fletcher has served with Enstar since 2012 and is currently a Vice President of Finance and Treasurer of Enstar (US) Inc. and Enstar Holdings (US) LLC. Prior to joining Enstar, she held CFO and Controller positions with two manufacturing companies and prior to that worked for KPMG and Grant Thornton. She has an MBA from Bryant University.
Christopher Forbes was appointed Non-Executive Chairman of River Thames Insurance Company Limited and Mercantile Indemnity Company Limited in August 2018. He also currently serves as Vice-Chairman of the Board of Aegis Managing Agency Limited. He has over 37 years’ experience within the London insurance market and has held the role of both Finance and Managing Director with Lloyd’s syndicates together with a number of non-executive roles. During his extensive career he has served on a number of Lloyd’s boards and committees, including the Board of Additional Securities Limited and the Lloyd’s North American Board. Mr. Forbes is a qualified Barrister and Chartered Accountant.
Samantha Gabbidon is Finance Director for StarStone. Mrs Gabbidon has over 10 years’ experience in the insurance market. She has worked in various positions including Financial Controller for Enstar (EU) Limited since joining Enstar in 2008.  Mrs Gabbidon is a qualified Chartered Certified Accountant.
Ewen Gilmour is a Non-Executive Chairman of Starstone Underwriting Ltd. He joined Shelbourne Syndicate Services Ltd. as a non-executive director in October 2009 and was appointed Chief Executive Officer in 2011. In anticipation of the novation of the management of Shelbourne Syndicate 2008 to Starstone, he became non-executive Chairman of Starstone in March 2015 and relinquished his Shelbourne executive duties when novation was completed in July 2015. He is also non-executive Chairman of Antares Managing Agency Ltd. and Hampden Agencies Ltd. He served on the Council of Lloyd’s and was Deputy Chairman of Lloyd’s from 2006 to 2010. He is a Chartered Accountant and was Chief Executive of Chaucer Holdings plc until his retirement in December 2009. Formerly a corporate financier with Charterhouse Bank, he moved to the Lloyd’s market in 1993 to help facilitate the introduction of corporate capital.
Jaap Gispen is StarStone European Marina Manager and Representative of StarStone´s branches in Rotterdam and Milan. He has been appointed CEO of StarStone Underwriting Services BV, subject to regulatory approval. Jaap joined StarStone in 2014. He has about 40 years of professional experience in the financial services sector, including work as agent, broker and for insurance companies. Prior to joining StarStone, he was working for Marsh Netherlands in Marine Hull, Amlin Corporate Insurance as member of the board responsible for Marine and later as Head of Sales & Broker Relations, Concordia Holland as Managing Director, PinkRoccade as Project director insurances and pensions, Pink Elephant Chicago, Inc. Chicago, Illinois, USA as President & CEO,  UAP/Nieuw Rotterdam as Head of Marine Underwriting, and at Business Creation Result BV as Manager of the Rotterdam office. He started his career at Mees & Zoonen Assurantiën B.V. Rotterdam (now Marsh) and has worked there in various positions in the marine broking department. Mr. Gispen holds various training and education degrees including Dutch insurance diploma's A and Gevolmachtigd Agent.
Adam Grange has served with the Company since 2007 and is currently a Director of Cranmore (UK) Limited. From April 2007 to September 2014, he held the position of Associate Director also at Cranmore. From April 2000 to March 2007, he worked as Audit Manager at Global Resource Managers, a business unit of the CNA Insurance Group. From 1997 to 2000, he worked at Bridgeway Management Ltd., from 1994 to 1997 at Lloyd’s Claims Office and from 1993 to 1994 at Roy T. Ward Consultants Ltd. He has a BSc (Hons) and is an Associate of the Chartered Insurance Institute.
Lee Greenway began his career at Lloyd’s in 1986 with Syndicate 47. He joined Atrium in 1998 to lead the Syndicate 570 Direct Property and Casualty Underwriting team and pioneered the AUGold online trading platform from inception in 2004. In 2006 Lee was seconded to Vancouver, Canada and now serves as President of Atrium’s North

Enstar Group Limited	B-3	2019 Proxy Statement

American service companies, Atrium Risk Management Services (Washington) Ltd. and Atrium Risk Management Services (British Columbia) Ltd.
Gary Griffiths was appointed Independent Non-Executive Director of Rombalds Run-Off Limited in August 2017He previously served as Independent Non-Executive Director of Marlon Insurance Company Limited and Shelbourne Syndicate Services Limited. From December 1994 to August 2012, he worked for Whittington Capital Management (now Asta Managing Agency Ltd) holding various roles including Managing Director, Chief Operating Officer and Claims Director. He is Deputy Chairman of the Lloyd’s Market Association (LMA) Academy Committee which seeks to raise the profile of education in the Lloyd's market.
David Grisley serves as Non-Executive Director of Enstar (EU) Holdings Limited. He served as Chief Information Officer of Enstar from 1996 to 2015. From 1993 until 1996, he served as IT Manager for Powerscourt Group Limited in Bermuda. Prior to 1993, he was the IT Manager for Anchor Underwriting Managers in Bermuda from 1988 and a senior IT consultant for the Bermuda office of Coopers & Lybrand from 1984 to 1987.
David Hackett has served as a Director of Enstar (EU) Limited since 1996. He also served as Vice President of Enstar Limited from 1993 to 1996. From 1991 until 1993, he served as Vice President for Anchor Underwriting Managers Limited in Bermuda. He was Senior Vice President for International Risk Management Limited in Bermuda from 1979 to 1991.
Anna Hajek is an External Director for Clarendon National Insurance Company. She is a co-founder and the President and CEO of Clarity Group, Inc., a healthcare resource company specializing in risk, quality and safety management. Prior to the Clarity Group, Ms. Hajek was the President of the Healthcare Risk Services Group and EVP of MMI Companies, Inc., an NYSE international insurance and reinsurance company. Prior to joining MMI, Ms. Hajek worked in hospital and academic settings. She is a certified Medical Technologist and holds a Master’s Degree in Health Professions Education from the University of Illinois College of Medicine at Chicago and a Certificate in E-Business from Lewis University, Graduate School of Management.
Nancy Hammer was appointed as the StarStone US Chief Financial Officer in May 2017. She served as Controller of Sussex Insurance Company (Sussex) from December 2013 through November 2016 and joined Enstar through their acquisition of Sussex in January 2015. She has more than 20 years of experience in the insurance industry and worked previously at Burlington Insurance Group.
Michael H.P. Handler is non-executive director of StarStone Insurance SE and Chairman of its Board of Directors.  He began his career with Guy Carpenter in 1974, working in New York and briefly in Copenhagen until his transfer to Zurich in 1996.Thereafter he was CEO of Guy Carpenter Continental Europe and later on non-executive Chairman of the Guy Carpenter EMEA Advisory Council until his retirement effective January 1, 2018.
Peter Hargrave joined the Atrium Group as Head of Human Resources in 2006. He is currently HR Director and a Director of Atrium’s overseas companies. Prior to joining Atrium Underwriting Group Limited he ran an HR consulting practice and before that held various senior HR positions in the Financial Services sector.
Richard Harries was appointed as a Chief Executive Officer of Atrium Group in July 2014. He joined the Atrium Syndicate in 1997 to underwrite the energy account, in 2008 he was promoted to be the Syndicate Active underwriter. Prior to joining Atrium Underwriters Limited, Mr. Harries was a broker at Willis, becoming an Executive Director of the Oil and Gas Department. He was appointed a Director of Atrium Underwriting Group Limited and Atrium Underwriters Limited in January 2008.
John Henderickson was appointed Group Chief Executive Officer for Starstone in October 2018. He has over 35 years of experience in the specialty insurance, reinsurance and investment banking sectors. Most recently, he served as a Director of Validus Holdings, Ltd. since its formation in 2005 until July 2018 when Validus was acquired by AIG. In 2013, John joined Validus Group as Director of Strategy, Risk Management and Corporate Development. Prior to this, he was the Founder and Managing Partner of SFRi LLC, an independent investment and advisory firm specialising in the insurance industry. He has also held various senior positions at Swiss Re, including Member of the Executive Board, Head of Capital Partners (Swiss Re’s Merchant Banking Division) and Managing Partner of Securitas Capital. John began his career as an investment banker, including 10 years at Smith Barney where he co-led the Firm’s insurance investment banking practice.
Brett Henry has served as the Head of Finance of Enstar Australia Limited since 2011 and Financial Controller/Finance Manager between 2008 & 2011. Prior to his employment with Enstar in 2008, he was employed by AMP Limited in various financial management roles. He is a Certified Practicing Accountant (CPA Australia) and has a Bachelor of Economics degree (Accounting & Finance).

Enstar Group Limited	B-4	2019 Proxy Statement

Siobhan Hextall has served as European Head of Compliance and Company Secretary since November 2007. Between 1998 to 2006 she was Finance Director for Chevanstall Limited, a London market reinsurance company. Prior to this she was a senior manager with Price Waterhouse, having trained with Deloitte & Touche. She is an Associate of the Institute of Chartered Accountants in England & Wales and a member of the Institute of Chartered Secretaries & Administrators.
Shaun Holden has served as a Director of Enstar (EU) Limited since August 2012. He is Client Services Director of Enstar (EU) Limited and has been with the company since 2004. From 1995 until 2004, he served as an Audit Manager for Menzies Chartered Accountants.
Gaurav Kapoor is a fellow member of Institute of Chartered Accountants of India and LLB of with over 14 years of work experience in diverse areas such as Assurance Services, Corporate Advisory, Corporate Law matters, Tax (international, direct and indirect tax), Transfer Pricing, Corporate Finance and other corporate advisory services. He had held Directorship of Torus Business Solutions Private Limited as Independent Professional Director and now Company went into liquidation during the month of September 2016 and all the powers of the Board of Director has been taken over by the Liquidator as appointed by Shareholders of the Company.
Mark Kern is Senior Vice President of Integration for the Enstar Group and has previously been on the boards of Constellation Re and Torus Business Solutions Private Limited.  He  has been with Enstar for nearly 16 years working on both Enstar’s run-off and live business having previously served as Head of US Internal Operation and Client Director.
Ann Lagomarsino is Vice President of Finance for Enstar US. She has over 25 years of accounting experience with over 10 of those years in the insurance industry. She joined Enstar in 2013 with the acquisition of the Pavonia companies. Prior to that she was with HSBC from 2007 to 2013 where she served in various roles within the insurance team. Prior to 2007 she was an Associate Manager at a pharmaceutical consulting firm.
James Lee joined Atrium in April 2002 with prime responsibility for Legal, Compliance, Regulation and Company Secretarial matters. He was appointed to the board of AUL in October 2002 as Compliance Director, and to the board of AUGL in January 2006 as Chief Operating Officer. With effect from 1 July 2014, he was also appointed Agency Managing Director of AUL, a member of the Lloyd’s Market Association Regulatory Committee and served as Chairman for two years.
Max Lewis has served as an Independent Non-Executive Director of Rombalds Run-Off since August 2017 and was also an Independent Non-Executive Director of River Thames Insurance Company since 2003. Max has worked in the insurance industry for 36 years in general management and regulatory positions and held a number of director positions at Sedgwick Group plc. He was until recently a non-executive director of Motors Insurance Company, a company which he helped to found and serves on the audit committee of his local Council.
Oscar Lolato joined StarStone in 2010 as representative of TSIC and Director/President of the subsidiary in Brazil responsible for the local aspects of the admitted reinsurance operation. He has also participated in other relevant StarStone projects. Oscar has 25 years’ experience in insurance, formerly with XL insurance as CFO Latin America responsible for Brazil, Mexico and Argentina, Director of Controls at Itau-XL, and Director/Officer at Winterthur International and Zurich Insurance. Oscar holds a Master degree in Economics and a Postgraduate degree in Strategic Intelligence.
Daniel Lovett joined Enstar in August 2014. He currently serves as Senior Risk Manager. Prior to that he was employed at Endurance Specialty Insurance Limited (2010-2014) as an AVP Risk Manager and Ernst & Young Bermuda (2005 to 2010) within both the Audit and Advisory practices.  Daniel holds a PhD from the University of Reading (UK) and from 2000 to 2005 was involved in both research and teaching at the University College Dublin (Ireland).  He is an Associate in Risk Management and ERM (AICPCU), a Fellow of the Association of Chartered Certified Accountants (FCCA) and also holds a BSc(Hons) from the University of East Anglia (UK) and a MSc(Distinction) from the University of Bangor, Wales.
Robin Low is a Chartered Accountant (B Com, FCA), with over 28 years international audit and risk experience, including 17 years as an audit and risk partner with PricewaterhouseCoopers (PwC), specializing in financial services including insurance. Ms. Low is a director on a number of Boards, including insurance related entities, AUB Group Limited (a listed broking and risk services group) and the Australian Reinsurance Pool Corporation. Her other listed company boards are Appen Limited, CSG Limited and IPH Limited. In addition to her board positions, Ms. Low is the deputy chair of the Auditing and Assurance Standards Board. Ms Low is on the board of charities: Public Education Foundation and Primary Ethics.
Michael Lynagh joined the Board of Enstar (EU) Limited in March 2012 as an Independent Non-Executive Director. Since 1998, he has held various senior positions in investment companies based in the United Kingdom. During this

Enstar Group Limited	B-5	2019 Proxy Statement

time, he has also gained extensive media experience including being employed by BSKYB as a rugby commentator since 1998. He played international rugby for Australia from 1983 to 1995, holding the position of captain from 1992 to 1995, and was part of the Australia Rugby World Cup winning team in 1991.
George Maina is Head of Syndicate Finance for StarStone. Mr. Maina has over 17 years of experience of working within the finance sector, 9 years of which have been within the insurance market. He has worked in various positions including Senior Auditor at Deloitte, Manager at PwC and Manager - Accounting Policy at Lloyd's Corporation before joining Enstar in 2015 as Head of Regulatory & Compliance Reporting.
Donat Marxer is a Non-Executive Director of StarStone Insurance SE. Mr. Marxer was appointed Non-Executive Director and member of the board of Glacier Insurance AG in October 2006. With the StarStone 2010 acquisition of Glacier, he became non-executive director and a member of the board. He is a Liechtenstein citizen and holds several other local non-executive directorships while running his own consultancy business. He also acts as Honorary Consul for Slovenia in Liechtenstein and Honorary Consulgeneral for Japan in Liechtenstein.
David Matthys is the Legal and Compliance Officer of Alpha Insurance. He joined Enstar in January 2016. He is a qualified lawyer and spent over five years practicing law before moving into insurance.   Since joining the group he has gained experience of insurance control and management functions.
Barry McConville has over 25 years of experience in the financial services industry. Initially with Wang & Oracle and laterally with Linedata (formerly Global Investment Systems), a leading provider of systems and consultancy services to the global asset management & investment funds industry, where he was Managing Director. He holds the Professional Designation of Certified Investment Fund Director from The Institute of Banking and is a non-executive director of a number of investment funds and companies domiciled in Ireland and other offshore jurisdictions. Mr. McConville is an Irish resident.
Robin Mehta was appointed as Independent Director of Cavello Bay and Fitzwilliam in December 2018. Robin began working in the insurance industry when he joined Johnson and Higgins in Bermuda. He then joined Beecher Carlson when it was still part of the American Re/Munich Re group of companies. When Beecher Carlson spun off from Munich Re, Robin continued on as President of Inter-Ocean. Prior to rejoining Beecher Carlson in 2010, he served as CFO of Hiscox Insurance Company (Bermuda) Ltd. Robin is a graduate of the University of Toronto, Canada, with a Bachelor of Commerce and is a member of the Canadian Institute of Chartered Accountants.
Brendan Merriman, FCA, is a Chartered Accountant and member of the Institute of Chartered Accountants in England and Wales. He has served as CFO of Enstar Europe since February 2017. He joined Atrium in July 2014 as the Group CFO having served as Interim CFO since December 2012. Previously Mr. Merriman served as CFO of the European operations of HCC Insurance Holdings (International) Ltd. 2000-2012.
David Message has served with StarStone since 2009 and is currently the Chief Underwriting Officer of StarStone.  He has over 30 years of experience in the specialty insurance market, beginning his career in the late 1980s at Willis.  He later moved into the offshore energy field with Hiscox.  Prior to StarStone, he was Global Head of Offshore Energy and Regional Head of Marine at XL Group, which he joined in 1999.
Jeffrey D. Miller is both President and Chief Executive Officer of Paladin Managed Care Services, Inc., originally joining the Company as Chief Operating Officer in 2009. He has over 30 years of experience with market leading managed care companies servicing insurance carriers of all size and complexity. Jeffrey was an adjunct professor at California State University at Fullerton, where he taught senior-level courses in strategic and entrepreneurial management. He has a BA in business, an MBA and is certified as a Six Sigma Black Belt.
Jennifer Miu was appointed Chief Financial Officer of Enstar (US) Inc. in July 2016. Prior to that, Ms. Miu was part of Clarendon’s workers compensation accounting team after obtaining her undergraduate degree from the Leonard N. Stern School of Business at New York University in 2003. From 2006 to 2008, she was an Accounting Manager and from 2008 to 2011, she served as an Accounting Controller for Clarendon’s property and casualty insurance companies. Following Enstar’s acquisition of Clarendon Insurance Group in 2011, she continued as accounting controller until 2014 when she was made Vice President, Client Manager of Clarendon. From 2015 until July 2016, she served as Senior Vice President, Client Director of both Clarendon and SeaBright after that portfolio was assumed through a net retained liabilities agreement.
Karl Murphy was appointed Independent Non-Executive Director for River Thames Insurance Company Limited and Mercantile Indemnity Company Limited in January 2019. He also undertakes the role of an Independent Non-Executive Director role for Covea Insurance and Beazley Insurance DAC an Irish regulated company. Previously he was Managing Director at Towers Watson where  he led the UK non-life insurance actuarial team and had full profit &

Enstar Group Limited	B-6	2019 Proxy Statement

loss responsibility and was also involved with marketing and practice development across 13 European markets in which Towers Watson operated. Mr. Murphy is a Fellow of the Institute of Actuaries.
Thomas Nichols is a non-executive director of DCo LLC (f/k/a Dana Companies, LLC) since May 2017. Formerly he served as the Chief Financial Officer of Enstar Holdings (US) Inc. from July 2012 to October 2016. Prior to that he had previously been Client Director for a number of run-off clients of Enstar (EU) Limited. Before joining Enstar, he was at PricewaterhouseCoopers from 1999 to 2003 and is a member of the Institute of Chartered Accountants for England and Wales.
Steven Norrington is based in the U.S. and is the Executive Vice President of Enstar (US) Inc. and Chief Executive Officer of the Cranmore Group of Companies and the President of Cranmore (US) Inc. Prior to this promotion, he was the Managing Director of Cranmore Adjusters Limited from 1999 to December 2009. From 1993 to 1999, he served as a Reinsurance Consultant and Director of Peter Blem Adjusters Limited. From 1991 to 1993, he served as a Reinsurance Auditor for Insurance & Reinsurance Services Ltd., formerly the audit team of Walton Insurance Ltd. for whom he served from 1990. Prior to 1990, he worked for the Liquidator of Mentor Insurance Ltd. from 1988 to 1990 and for Alexander Howden Group in various roles from 1983 to 1988.
Daniel R. O’Brien has served as a Director of Pavonia Life Insurance Co. of NY, and its predecessor First Central National Life Insurance Co. of NY, since 1987. From July 1998 through March 2002 he served as Managing Director and CEO of Household Insurance Group and its affiliated companies. Prior to that he was CEO of Beneficial Insurance Group and its insurance affiliates. He began his insurance career with The Prudential Insurance Company in 1973.
Kevin O’Connor has served as a Director of Inter-Ocean Reinsurance (Ireland) Ltd. since April 2006. He has been a Senior Partner in O’Connor, Crossan & Co., a chartered certified accountancy practice in Ireland, since 2005. He worked previously as a sole practitioner from 1995 to 2004. In 1994, he worked as Assistant Financial Controller at Belvedere Insurance Company Ltd. in Bermuda.
S. Guy Olofson ACII, CIP, AICM was appointed a Director of Cranmore (UK) Limited in April 2018. Guy heads up the Third Party Coverholder and TPA audits undertaken for the Lloyd's and Company Market and has personally undertaken in excess of 150 such audits in the UK and Europe. Previously, Guy conducted reinsurance audits on behalf of the both the Lloyd's Market and Non-Lloyd’s Market often as a precursor to commutation discussions.
Patrick O’Sullivan holds a Bachelor of Common Law degree from the National University of Ireland, is a qualified Solicitor and has over 35 years’ experience in global asset management. He is the Founder Partner of Ballybunion Capital Ltd. and previously worked as senior management with Bank of Ireland Asset Management, Barclays Capital & ING Barings. He is a non-executive Director of a number of Enstar Group investment vehicles.
Sandra O’Sullivan is the Chief Executive Officer of Enstar Australia Limited. She has also served as the Chief Financial Officer since March 2008. Between 2001 and March 2008, she was employed by AMP Limited in the capacity of Manager of Statutory and Management Reporting, Finance Executive and Finance Manager. Prior to her employment with AMP Limited, she was employed by GIO Australia Ltd. in several finance roles in insurance and investment services.
Udo Pickartz is Head of Compliance and General Counsel of StarStone Europe. Previously, Mr. Pickartz was Head of Compliance and Legal Counsel for Zurich Insurance Group in Germany and Director of Compliance for Hartford Life Limited.  He started his career in insurance at Marsh & McLennan Companies in Germany.  He is a qualified lawyer admitted to the German bar and holds a law degree from Cologne University and the University of Sydney.
Marie-Claire Pletinckx is a Non-Executive Director of Alpha Insurance. Her career covers 35 years of in depth experience in general management in insurance, as well as, bank insurance in the area of Life, Non-Life, Pension business. In the Fortis Group, she operated as Executive Vice President of Employee Benefits Europe, Executive Director Bank Insurance; AG Insurance and previous 10 years as Executive Director Life and CEO of FB Insurance, biggest life operator on the Belgian market.
Gary Potts is a Non-Executive Director of several of the Company’s Australian subsidiaries. He was appointed as a part-time Commissioner of the (Australian) Productivity Commission for three years in April 2006. Prior to his appointment, he had been an Associate Commissioner since 2002. Prior to 2002, he was an Executive Director and Deputy Secretary in the Australian Department of the Treasury for ten years, with responsibility for domestic economic forecasting, monetary and fiscal policy issues and policy development as it related to the financial sector, corporations law, the Trade Practices Act and foreign investment. In earlier years he held senior positions in the areas of tax policy and international economic policy. He was the Treasury’s representative in Tokyo from 1984 to 1987.
Ian Poynton is an Independent Non-Executive Director of Starstone Insurance SE, a position he has held since January 2015. Mr. Poynton joined Freshfields in 1996. He was appointed to Partner in 1998; a position he held until

Enstar Group Limited	B-7	2019 Proxy Statement

his retirement in 2014. Mr. Poynton currently holds several Directorships and is trustee of the Mahenye Charitable Trust.
Walker Rainey is a Non-Executive Director of StarStone Insurance Holdings Limited and StarStone Insurance Bermuda Limited. Mr. Rainey has over 30 years of experience in the insurance industry, including eight years as Managing Director of Alterra Capital Europe Ltd., and eleven years as CFO of XL Europe Limited.
Chris Rash joined StarStone in August 2018. He currently serves as CEO of StarStone International and Deputy CEO of StarStone Group. Prior to joining StarStone, he was Group CFO for MS Amlin plc, having joined as Director of Finance. He previously served as Commercial Director and CFO at NHBC and as Group Chief Accountant at RSA Group plc where he also held a number of regional CFO positions. A member of the institute of Chartered Accountants in England and Wales, Chris holds a BA in Economics.
Teresa Reali has served Enstar (US) Inc. since March 2006. Since 2016, she has served as a Senior Vice President, Head of Financial Reporting. From November 2015 to July 2016, she held the position of Senior Vice President, Client Director. From April 2013 to November 2015, she held the position of Vice President, Client Management. From August 2012 to March 2013, she held the position of Assistant Vice President, Client Manager and from March 2006 to July 2012 she held the position of Senior Accountant. From July 2005 to March 2006, she was a Senior Accountant with FirstComp Insurance Company in Rhode Island. From 1995 to 2005, she worked for Providence Washington Insurance Company in Rhode Island.
Robert Redpath is currently the Senior Vice President and US Legal Director of Enstar (US) Inc. Prior to joining Enstar in 2011, he served as the General Counsel of Clarendon National Insurance Company and subsidiaries from April 2006. From January 2002 until April 2006, he was Vice President in charge of litigation at Clarendon. From 1996 until 2002, he worked for Hannover Re in Hannover, Germany in the legal and claims departments. Prior to that, he worked for four years at the London law firm of Lawrence Graham specializing in insurance litigation. He has an LLB from University College, London, an LLM from the University of Mainz, Germany and a Diploma in Business Studies from the London School of Economics. He is licensed as an attorney both in England (solicitor - non-practicing) and in the State of New York.
Derek Reid has served as a Legal Director of Enstar (EU) Limited since January 2004. Previously, he was a partner in the insurance/reinsurance group at Clyde & Co in England handling a mixture of contentious and non-contentious insurance/reinsurance run-off work. He qualified as a solicitor in 1991 and joined Clyde & Co in 1994.
Jeremy Riley was appointed as Independent Non-Executive Director of River Thames Insurance Company in August 2017 having previously been a director on Knapton Insurance Limited and Unionamerica Insurance Company Limited. He has worked in the insurance sector for over 30 years and has held a number of executive and non-executive roles in the UK and global Insurance markets including CEO, CFO and COO. Currently, Jeremy is Managing Director of FTIs insurance practice, a leading independent global consulting firm.
Jamie Saunders is the Head of M&A Operations and Integration. Jamie began his career at Enstar in 2003. He is a Fellow of Chartered Institute of Management Accountants.
Simon Schnorr is CEO of StarStone Insurance Services Limited. He joined StarStone in November 2014 as Global Head of Marine, responsible for strategic development and day-to-day management of StarStone’s global Marine offering. From 2008 - 2014 Simon worked for Aon in London as Chief Commercial Officer for Marine, Global Head of P&I as well as being a member of Aon’s Global Marine Executive. During his time with Aon, Simon also spent 2 years in the Aon’s DIFC office in Dubai as Head of Marine in the UAE. Prior to Aon’s acquisition of Benfield, Simon was one of the founding team members of Benfield Corporate Risk, a boutique specialty broking division established in 2005. Simon holds both British and German citizenship and is a graduate of the London School of Economics and Political Science (LSE) with a BSc (Hons) in Economics.
Duncan Scott is Senior Vice President, Managing Director, Finance and has been with the company since 2000. Previously he worked as Controller & General Manager of Stockholm Re (Bermuda) Ltd. He qualified as a Chartered Accountant in England with KPMG.
Richard Seelinger is the Chief Operating Officer Enstar (US) Inc. He served as the Senior Vice President and US Head of Claims from 2013 to 2016 and as Senior Vice President of SeaBright Insurance Company since October 2003. Mr. Seelinger previously served as Chief Executive Officer of Paladin Managed Care Services, a wholly owned subsidiary of SeaBright Insurance Holdings, from 2007 to 2010. He had previously been Senior Vice President of Eagle Insurance Company from 2000 to 2003 and Workers’ Compensation Claim Officer of Kemper Insurance Company from 1994 to 1999. Prior to 1999, he held a variety of management positions at Kemper Insurance Company, including Director of Corporate Planning and Research.

Enstar Group Limited	B-8	2019 Proxy Statement

Michael Sheehan is Senior Vice President, Ceded Reinsurance of Enstar US. From 2000 to 2002, he worked for Realm National Insurance Company as a Senior Vice President. From 1994 to 2000, he worked as Claims Manager for an underwriting agency in Bermuda, and from 1988 to 1994, he worked for various syndicates at Lloyd’s in the claims and reinsurance areas.
John Shettle is an Operating Partner of Stone Point Capital. He also serves as the interim CEO and President of the U.S. operations of StarStone Insurance Holdings Limited and is a director of Atrium Underwriting Group Limited. Mr. Shettle has more than thirty years of experience in the global insurance industry. Prior to joining Stone Point, he was the President and CEO of the Victor O. Schinnerer Company, where he was responsible for running Victor O. Schinnerer & Company, Inc. and ENCON Group Inc. Mr. Shettle holds a B.A. from Washington and Lee University and an Executive M.B.A from The Sellinger School of Business and Management at Loyola College in Maryland.
Jason Shortt has served with the Company since April 2014 and is currently Managing Director of Cranmore Insurance & Reinsurance Services (Europe) Ltd. Mr. Shortt has in excess of 24 years’ insurance industry experience. From 2006 to 2014, he held the position of Reinsurance & Aviation Insurance Claims Manager at Markel International (formerly Alterra) and from 2001 to 2006, he held various claims management positions with QBE in London and Dublin. Prior to that, Mr. Shortt held various claims positions in London and Dublin. He is a Chartered Insurance Practitioner and an Associate of the Chartered Insurance Institute.
Elaine Shukri-Goodman joined Enstar in 2009. She is currently the Chief Risk Officer for the Australian Regulated entities and the Risk and Compliance Manager and Company Secretary for Enstar Australia Limited. Prior to joining Enstar, she was employed by Butterfield Bank in Bermuda from 2004 to 2008 as Vice President and Deputy Head of the Private Banking Division. From 1995 to 2004 she was employed as a Private Banker for Coutts Private Bank in Bermuda and Grand Cayman. Prior to 2004 she held various roles with Barclays International Private Bank, based in London and Dubai, and with Credit Lyonnais Private Clients in London. She is a fellow member of the Governance Institute of Australia.
Mark Sioma, CPCU has served with StarStone since 2010 and is Chief Operating Office of StarStone US. He has over 39 years of experience in the specialty insurance market and has held several senior management positions with other organizations including AIG and Crum & Forster. He holds a BBA from Western Michigan University and an MBA from Golden Gate University.
Ann Slade has served the Company since 2007 and is currently Enstar (EU) Head of Finance. Prior to this, she held the position of Client Manager for Unionamerica Insurance Company Limited. Before joining Enstar (EU) Ltd., she was Senior Finance Manager at Scottish Re (from 2004 to 2006) and Insurance Group Controller at GE Life (from 2000 to 2004). She trained as a Chartered Accountant with PricewaterhouseCoopers and is a fellow of the Institute of Chartered Accountants in England and Wales.
Joseph A. Stancati is President of DCo LLC (f/k/a Dana Companies, LLC). Mr. Stancati has over 30 years of experience in Litigation Management, including his previous position as Director of Litigation for Dana Incorporated, where he also served as a Director and Administrator of the Dana Foundation.
Simon Storvik-Green has been Associate Director at Cranmore Europe BVBA in Belgium since January 2017 and is a languages specialist with nine years of experience in the insurance industry. Before relocating to Brussels, he served as an Auditor at Cranmore (UK) Limited in London between 2011 and 2017, and prior to this as a Graduate Trainee at Enstar (EU) Limited in Guildford between 2009 and 2011.
Vicki Stringham is the Vice President of DCo LLC (f/k/a Dana Companies, LLC). She has over 28 years of experience in claims handling and risk management, the last 13 years spent in supervising the national toxic tort litigation for a fortune 500 company.
John Thompson joined Enstar in 2017 as Senior Vice President, Finance, with primary responsibility for external financial reporting. He formerly served as Assistant Controller - Holdings of RenaissanceRe Holdings Ltd from 2011 to 2017, Assistant Controller - Ventures from 2006 to 2011 and Senior Investment Accountant from 2005 to 2006. Prior to that he served in the audit practice of KPMG for five years, specializing in financial services. Mr. Thompson is a Chartered Accountant and a CFA charterholder.
Philip Toohey is a Non-Executive Director of Pavonia Life Insurance Company of New York. He has extensive regulatory and compliance expertise having served for 15 years as Senior Executive Vice President, General Counsel and Secretary of HSBC USA Inc. and HSBC Bank USA. He has served as Non-Executive Director of Pavonia and its predecessor since 2006.

Enstar Group Limited	B-9	2019 Proxy Statement

Kim Torbeyns is the Chief Executive Officer of Alpha Insurance in Belgium having previously served as the Chief Financial Officer. Before joining Alpha Insurance in 2015, she served as a senior manager in the insurance and real estate division of PwC from 1996 to 2015. She is a member of the Institute of Chartered Accountants in Belgium.
Clare Traxler is Company Secretary for the StarStone Group and is a member of the Board of StarStone Corporate Capital 2 Limited.  She has over 17 years’ experience of Company Secretarial and Governance related roles within the insurance industry having worked for insurance and reinsurance brokers Alexander Forbes and BMS respectively before joining StarStone 10 years ago.
R. Lincoln Trimble, Jr. is the President of the StarStone US companies. He joined StarStone in 2009 to lead its casualty group and has more than 30 years of experience in insurance. Before joining the Company, he held several senior management positions with Chubb, St. Paul and Travelers, overseeing an array of insurance and reinsurance products for both the US domestic market and internationally. Additionally, he co-founded Statehouse Casualty Managers, an MGA specializing in small commercial liability business. He holds a BA in Economics from the University of Virginia.
Darren S. Truman is the Enstar Europe Chief Operating Officer. He has previously served as Enstar European Head of Claims and has served as a Claims and Reinsurance Director of Shelbourne Syndicate Services. He served as Senior Technical Manager of the Company for Enstar since April 2004. He also served as a Technical Manager for Gerling Global General and Re in London from July 2003 to March 2004. From September 1994 to June 2003, he held a number of positions within RiverStone Management in London, the last four years as a Workout Specialist. From September 1987 to September 1994, he held a number of positions within Thurgood Farmer and Hackett in London, the last two years as Section Head for LMX Broking.
Simon Urry is Active Underwriter for Syndicate 1301 with over 40 years’ experience working in the insurance market. Previously Mr. Urry worked as Marine and Energy Liability Underwriter for Octavian/Markel before joining StarStone (Torus) in 2009 as Head of Marine and Energy Liability. Mr. Urry is currently chair of the Product Oversight Group and the Delegated Underwriting Group. He has also had involvement in various Market committees (He is currently a member of the Joint Liability Committee and has served as a member of the IUA Marine Technical Committee).
Eddy Van Den Bosch has served as a General Manager of Arena nv since 2004 having previously served as its authorized representative. He has 30 years of experience in the insurance industry and was head of underwriting at Zelia (Swiss Life) from 1998 to 2003. He obtained a Master in Law from the University of Leuven in 1984.
John Wardrop is a Non-Executive Director of StarStone Underwriting Limited. He retired as a Partner from KPMG LLP’s insolvency practice in 2013 after a career of almost 30 years with the professional services firm. His management responsibilities as a Partner included membership on the U.K. Risk Management Panel, recruitment and mentoring of professional staff, managing team’s financial performance and assessing candidates for admission to the Partnership.
Paul Watkin was appointed a Director of Cranmore (UK) Limited in June 2018. Having joined Cranmore  in 2011 direct from Aon Risk Solutions in London, Paul had spent 14 years at Aon where he was a Client Service Leader within the Property Division working on large North American Property accounts and Binding Authorities. Paul's last role at Aon was as the Operations Director of the Construction Division. He has nearly 40 years’ experience within the insurance market  initially within London based Brokers supporting the Lloyd's and European Company Underwriting markets, and subsequently at Cranmore specializing in reviewing Binding Authorities and TPAs for third party clients. Paul has also been engaged in a quality control capacity in order to assist clients by reviewing their current working practices in order to maximise efficiencies in their day to day work environments.
Steven Western joined Enstar (EU) Limited in 2007 and is currently Client Director for a number of run-off clients of Enstar (EU) Limited. Between 1995 and 2007, he held various positions within the Company including Chief Operating Officer of Castlewood Risk Management Ltd., from 1995 to 2003, and Director of Finance and Administration of Kinsale Brokers Limited between 2004 and 2007. Prior to 1995, he was Vice President of International Risk Management (Bermuda) Limited. He is a member of the Institute of Chartered Accountants in England & Wales.
Serge Wibaut is a Non-Executive Director of Alpha Insurance. He is a Professor of economics and finance with more than 25 years of experience and is a member of several executive committees and investment committees throughout Europe in financial institutions undergoing restructuring. He played a leading role in the definition of new strategies especially in the domain of investment, balance sheet overhaul of banks and insurances, real estate and risk management. He has extensive experience as a member of boards of directors in large and medium sized institutions throughout Europe, as well as, in several investment companies (mutual funds, real estate companies or private equity funds).

Enstar Group Limited	B-10	2019 Proxy Statement

Theo Wilkes has served as Group Financial Controller since May 2016. He joined Enstar in 2010 and has held a number of positions including Chief Financial Officer of the StarStone European operations and Head of UK Finance. Prior to that he served as Group Financial Controller of the Alea Group where he worked between 2004 and 2010. He trained at Littlejohn Frazer where he specialized in the audit of Lloyd’s syndicates and progressed to Senior Manager in the Financial Services practice.  He is a Chartered Accountant with the Institute of Chartered Accountants in England and Wales.
Benjamin Wilson is Head of Onshore Energy and Power with over 20 years of underwriting experience and 27 years working within the insurance market. He has been a member of the Board of StarStone Insurance Services Limited since 2017. He joined StarStone (then Torus) in 2008. Mr. Wilson previously worked as Lead Underwriter for Wellington Syndicate / Catlin Group.
Chase Young has served as Executive Vice President of Cranmore US since July 2016, and in April 2018 he assumed an additional role as US Head of Technical Claims. Prior to that he served as Senior Vice President of Cranmore US with responsibility for the Enstar US TPA Management and Quality Assurance functions, with this position culminating after previously serving in various consulting functions across M&A, reinsurance and claims.

Enstar Group Limited	B-11	2019 Proxy Statement

ENSTAR GROUP LIMITED P.O. BOX HM 2267 WINDSOR PLACE, 3RD FLOOR 22 QUEEN STREET, HAMILTON HM JX, BERMUDA
VOTE BY INTERNET - www.proxyvote.com/ESGR

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 10, 2019 for shares held directly and by 11:59 p.m. Eastern Time on June 6, 2019 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 10, 2019 for shares held directly and by 11:59 p.m. Eastern Time on June 6, 2019 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. If you plan to vote for subsidiary directors on an individual basis under Proposal No. 7, you can do so only via Internet or mail by following the instructions on this proxy card.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote for subsidiary directors on an individual basis under Proposal No. 7, you must include the proxy card in the return envelope with the director booklet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E73338-P23322	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENSTAR GROUP LIMITED

The Board of Directors recommends you vote FOR the nominees for directors:

1.	Election of Directors	For	Against	Abstain

	1a. Robert J. Campbell	☐	☐	☐

	1b. Jie Liu	☐	☐	☐

	1c. Paul J. O'Shea	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals No. 2 through 6.					For	Against	Abstain

2.	Advisory vote to approve executive compensation.				☐	☐	☐

3.
To ratify the appointment of KPMG Audit Limited as our independent registered public accounting firm for 2019 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.
					☐	☐	☐

4.	Approval of the amendment of our Bye-Laws to remove the voting cutback.				☐	☐	☐

5.	Approval of the amendment of our Bye-Laws to remove subsidiary voting.				☐	☐	☐

6.	Approval of the amendment of our Bye-Laws for general updates.				☐	☐	☐

The Board of Directors recommends you vote FOR each of the subsidiary director nominees listed in Proposal No. 7.

7.	Election of subsidiary directors as set forth in Proposal No. 7.				☐	☐	☐

Please refer to the back of the card for special voting instructions regarding Proposal No. 7.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com/ESGR.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
E73339-P23322
ENSTAR GROUP LIMITED Annual General Meeting of Shareholders June 11, 2019 This proxy is solicited by the Board of Directors
The shareholder(s) hereby appoint(s) Dominic F. Silvester and Paul J. O'Shea, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of ENSTAR GROUP LIMITED that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 9:00 AM, ADT on June 11, 2019 at Enstar Group Limited, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Special Voting Instructions Regarding Proposal No. 7:
You may vote FOR the election of all subsidiary director nominees, AGAINST the election of all subsidiary director nominees, or ABSTAIN from the election of all subsidiary director nominees by selecting the appropriate box next to Proposal No. 7.

Alternatively, you may vote FOR, AGAINST, or ABSTAIN from the election of each subsidiary director nominee on an individual basis either on the accompanying sheets by selecting the boxes next to each nominee's name and submitting your vote by mail, or on the Internet by following the instructions on the Internet voting page to vote on such an individual basis. If you mark any of the boxes next to Proposal No. 7 indicating a vote with respect to all subsidiary director nominees and also mark any of the boxes on the accompanying sheets indicating a vote with respect to a particular subsidiary director nominee, then your specific vote on the accompanying sheets will be counted and your vote on the other subsidiary director nominees will be governed by your vote on the reverse side.

Continued and to be signed on reverse side

7.1 AG Australia Holdings Limited

Nominees:	For	Against	Abstain
1. Brett Henry	☐	☐	☐
2. Sandra O'Sullivan	☐	☐	☐
3. Elaine Shukri-Goodman	☐	☐	☐

7.2 Alopuc Limited

Nominees:	For	Against	Abstain
4. Richard Harries	☐	☐	☐
5. James Lee	☐	☐	☐
6. Brendan Merriman	☐	☐	☐

7.3 Alpha Insurance SA

Nominees:	For	Against	Abstain
7. David Atkins	☐	☐	☐
8. Gregg Delforge	☐	☐	☐
9. David Matthys	☐	☐	☐
10. Brendan Merriman	☐	☐	☐
11. Marie-Claire Pletinckx	☐	☐	☐
12. Kim Torbeyns	☐	☐	☐
13. Darren S. Truman	☐	☐	☐
14. Serge Wibaut	☐	☐	☐

7.4 Arden Reinsurance Company Ltd.

Nominees:	For	Against	Abstain
15. Fabian Bishop	☐	☐	☐
16. Elizabeth DaSilva	☐	☐	☐
17. Daniel Lovett	☐	☐	☐
18. John Thompson	☐	☐	☐
19. Theo Wilkes	☐	☐	☐

7.5 Arena SA

Nominees:	For	Against	Abstain
20. Eddy van den Bosch	☐	☐	☐
21. Kim Torbeyns	☐	☐	☐
22. Gregg Delforge	☐	☐	☐

7.6 Atrium Risk Management Services (British Columbia) Ltd.

Nominees:	For	Against	Abstain
23. Lee Greenway	☐	☐	☐
24. Peter Hargrave	☐	☐	☐
25. Richard Harries	☐	☐	☐
26. James Lee	☐	☐	☐

7.7 Atrium Risk Management Services (Washington) Ltd.

Nominees:	For	Against	Abstain
27. Lee Greenway	☐	☐	☐
28. Peter Hargrave	☐	☐	☐
29. Richard Harries	☐	☐	☐
30. James Lee	☐	☐	☐

7.8 Belmont Run-Off Limited

Nominees:	For	Against	Abstain
31. David Atkins	☐	☐	☐
32. Brendan Merriman	☐	☐	☐
33. Derek Reid	☐	☐	☐

7.9 Brake Systems, Inc.

Nominees:	For	Against	Abstain
34. Joseph A. Stancati	☐	☐	☐
35. Vicki L. Stringham	☐	☐	☐

7.10 BWDAC, Inc.

Nominees:	For	Against	Abstain
36. Joseph A. Stancati	☐	☐	☐
37. Vicki L. Stringham	☐	☐	☐

7.11 Cavell Holdings Limited

Nominees:	For	Against	Abstain
38. Siobhan Hextall	☐	☐	☐
39. Brendan Merriman	☐	☐	☐
40. Derek Reid	☐	☐	☐

7.12 Chatsworth Limited

Nominees:	For	Against	Abstain
41. Jonathan Bell	☐	☐	☐
42. Elizabeth DaSilva	☐	☐	☐
43. Duncan Scott	☐	☐	☐

7.13 Clarendon National Insurance Company

Nominees:	For	Against	Abstain
44. Paul Brockman	☐	☐	☐
45. John A. Dore	☐	☐	☐
46. Anna Hajek	☐	☐	☐
47. Jennifer Miu	☐	☐	☐
48. Teresa Reali	☐	☐	☐
49. Robert Redpath	☐	☐	☐
50. Michael Sheehan	☐	☐	☐
51. Richard Seelinger	☐	☐	☐

7.14 Copper Coast Funds ICAV

Nominees:	For	Against	Abstain
52. Orla Gregory	☐	☐	☐
53. Siobhan Hextall	☐	☐	☐
54. Barry McConville	☐	☐	☐
55. Brendan Merriman	☐	☐	☐
56. Patrick O'Sullivan	☐	☐	☐

7.15 CP Product, LLC

Nominees:	For	Against	Abstain
57. Joseph A. Stancati	☐	☐	☐
58. Vicki L. Stringham	☐	☐	☐

7.16 Cranmore (UK) Limited

Nominees:	For	Against	Abstain
59. Desmond Allen	☐	☐	☐
60. David Atkins	☐	☐	☐
61. David Ellis	☐	☐	☐
62. Adam Grange	☐	☐	☐
63. Shaun Holden	☐	☐	☐
64. Brendan Merriman	☐	☐	☐
65. Steven Norrington	☐	☐	☐
66. S. Guy Olofson	☐	☐	☐
67. Paul Watkin	☐	☐	☐

7.17 Cranmore (US) Inc.

Nominees:	For	Against	Abstain
68. Paul Brockman	☐	☐	☐
69. Steven Norrington	☐	☐	☐
70. Chase Young	☐	☐	☐

7.18 Cranmore Asia Pte Limited

Nominees:	For	Against	Abstain
71. Garred Clements	☐	☐	☐
72. Steven Norrington	☐	☐	☐
73. Sandra O'Sullivan	☐	☐	☐

7.19 Cranmore Australia Pty Limited

Nominees:	For	Against	Abstain
74. Steven Norrington	☐	☐	☐
75. Sandra O'Sullivan	☐	☐	☐
76. Elaine Shukri-Goodman	☐	☐	☐

7.20 Cranmore Europe BVBA

Nominees:	For	Against	Abstain
77. Phillip Cooper	☐	☐	☐
78. Gregg Delforge	☐	☐	☐
79. Simon Storvik-Green	☐	☐	☐
80. Steven Norrington	☐	☐	☐
81. Jason Shortt	☐	☐	☐
82. Kim Torbeyns	☐	☐	☐

7.21 Cranmore Insurance & Reinsurance Services Europe Limited

Nominees:	For	Against	Abstain
83. David Ellis	☐	☐	☐
84. Steven Norrington	☐	☐	☐
85. Jason Shortt	☐	☐	☐

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 11, 2019

7.22 DCo LLC

Nominees:		For	Against	Abstain
86.	Paul Brockman	☐	☐	☐
87.	Jennifer Miu	☐	☐	☐
88.	Thomas Nichols	☐	☐	☐
89.	Robert Redpath	☐	☐	☐
90.	Joseph A. Stancati	☐	☐	☐
91.	Vicki L. Stringham	☐	☐	☐

7.23 DLCM NO. 1 Limited

Nominees:		For	Against	Abstain
92.	Siobhan Hextall	☐	☐	☐
93.	Brendan Merriman	☐	☐	☐
94.	Derek Reid	☐	☐	☐

7.24 DLCM NO. 2 Limited

Nominees:		For	Against	Abstain
95.	Siobhan Hextall	☐	☐	☐
96.	Brendan Merriman	☐	☐	☐
97.	Derek Reid	☐	☐	☐

7.25 DLCM NO. 3 Limited

Nominees:		For	Against	Abstain
98.	Siobhan Hextall	☐	☐	☐
99.	Brendan Merriman	☐	☐	☐
100.	Derek Reid	☐	☐	☐

7.26 East Point Reinsurance Company of Hong Kong Limited

Nominees:		For	Against	Abstain
101.	Sandra O'Sullivan	☐	☐	☐
102.	Siobhan Hextall	☐	☐	☐

7.27 EFMG LLC

Nominees:		For	Against	Abstain
103.	Joseph A. Stancati	☐	☐	☐
104.	Vicki L. Stringham	☐	☐	☐

7.28 Enstar (EU) Finance Limited

Nominees:		For	Against	Abstain
105.	Siobhan Hextall	☐	☐	☐
106.	Shaun Holden	☐	☐	☐
107.	Brendan Merriman	☐	☐	☐
108.	Derek Reid	☐	☐	☐

7.29 Enstar (EU) Holdings Limited

Nominees:		For	Against	Abstain
109.	David Grisley	☐	☐	☐
110.	Shaun Holden	☐	☐	☐
111.	Brendan Merriman	☐	☐	☐

7.30 Enstar (EU) Limited

Nominees:		For	Against	Abstain
112.	David Atkins	☐	☐	☐
113.	David Hackett	☐	☐	☐
114.	Shaun Holden	☐	☐	☐
115.	Michael Lynagh	☐	☐	☐
116.	Brendan Merriman	☐	☐	☐
117.	David Message	☐	☐	☐
118.	Derek Reid	☐	☐	☐
119.	Darren S. Truman	☐	☐	☐

7.31 Enstar (US Asia-Pac) Holdings Limited

Nominees:		For	Against	Abstain
120.	Siobhan Hextall	☐	☐	☐
121.	Brendan Merriman	☐	☐	☐
122.	Derek Reid	☐	☐	☐

7.32 Enstar (US) Inc.

Nominees:		For	Against	Abstain
123.	Paul Brockman	☐	☐	☐
124.	Jennifer Miu	☐	☐	☐
125.	Steven Norrington	☐	☐	☐
126.	Robert Redpath	☐	☐	☐
127.	Richard Seelinger	☐	☐	☐
128.	R. Lincoln Trimble Jr.	☐	☐	☐

7.33 Enstar Acquisitions Limited

Nominees:		For	Against	Abstain
129.	Siobhan Hextall	☐	☐	☐
130.	Brendan Merriman	☐	☐	☐
131.	Derek Reid	☐	☐	☐

7.34 Enstar Asia Pacific Pty Ltd

Nominees:		For	Against	Abstain
132.	Brett Henry	☐	☐	☐
133.	Sandra O'Sullivan	☐	☐	☐
134.	Elaine Shukri-Goodman	☐	☐	☐

7.35 Enstar Australia Holdings Pty Limited

Nominees:		For	Against	Abstain
135.	David Atkins	☐	☐	☐
136.	Bruce Bollom	☐	☐	☐
137.	Robin Low	☐	☐	☐
138.	Brendan Merriman	☐	☐	☐
139.	Gary Potts	☐	☐	☐

7.36 Enstar Australia Limited

Nominees:		For	Against	Abstain
140.	Brett Henry	☐	☐	☐
141.	Sandra O'Sullivan	☐	☐	☐
142.	Elaine Shukri-Goodman	☐	☐	☐

7.37 Enstar Financial Services, Inc.

Nominees:		For	Against	Abstain
143.	Paul Brockman	☐	☐	☐
144.	Jennifer Miu	☐	☐	☐

7.38 Enstar Holdings (US) LLC

Nominees:		For	Against	Abstain
145.	Paul Brockman	☐	☐	☐
146.	Jennifer Miu	☐	☐	☐
147.	Steven Norrington	☐	☐	☐
148.	Robert Redpath	☐	☐	☐
149.	Richard Seelinger	☐	☐	☐
150.	R. Lincoln Trimble Jr.	☐	☐	☐

7.39 Enstar Insurance Management Services Ireland Limited

Nominees:		For	Against	Abstain
151.	Sinead Coffey	☐	☐	☐
152.	Orla Gregory	☐	☐	☐
153.	Siobhan Hextall	☐	☐	☐
154.	Brendan Merriman	☐	☐	☐

7.40 Enstar Limited

Nominees:		For	Against	Abstain
155.	Guy Bowker	☐	☐	☐
156.	Elizabeth DaSilva	☐	☐	☐
157.	Karen Esdale	☐	☐	☐
158.	Orla Gregory	☐	☐	☐
159.	Paul O'Shea	☐	☐	☐
160.	Jamie Saunders	☐	☐	☐
161.	Duncan Scott	☐	☐	☐

7.41 Enstar Malta Limited

Nominees:		For	Against	Abstain
162.	David Atkins	☐	☐	☐
163.	Siobhan Hextall	☐	☐	☐
164.	Brendan Merriman	☐	☐	☐
165.	Darren S. Truman	☐	☐	☐

7.42 Enstar USA, Inc.

Nominees:		For	Against	Abstain
166.	Paul Brockman	☐	☐	☐
167.	Jennifer Miu	☐	☐	☐

7.43 EPE, Inc.

Nominees:		For	Against	Abstain
168.	Joseph A. Stancati	☐	☐	☐
169.	Vicki L. Stringham	☐	☐	☐

7.44 Fitzwilliam Insurance Limited

Nominees:	For	Against	Abstain
170. Guy Bowker	☐	☐	☐
171. Karen Esdale	☐	☐	☐
172. Orla Gregory	☐	☐	☐
173. Robin Mehta	☐	☐	☐
174. Duncan Scott	☐	☐	☐

7.45 Flight Operations, Inc.

Nominees:	For	Against	Abstain
175. Joseph A. Stancati	☐	☐	☐
176. Vicki L. Stringham	☐	☐	☐

7.46 Friction Inc.

Nominees:	For	Against	Abstain
177. Joseph A. Stancati	☐	☐	☐
178. Vicki L. Stringham	☐	☐	☐

7.47 Friction Materials, Inc.

Nominees:	For	Against	Abstain
179. Joseph A. Stancati	☐	☐	☐
180. Vicki L. Stringham	☐	☐	☐

7.48 Global Legal Acquisition L.P.

Nominees:	For	Against	Abstain
181. Jonathan Bell	☐	☐	☐
182. Elizabeth DaSilva	☐	☐	☐
183. Duncan Scott	☐	☐	☐

7.49 Gordian Runoff Limited

Nominees:	For	Against	Abstain
184. David Atkins	☐	☐	☐
185. Bruce Bollom	☐	☐	☐
186. Robin Low	☐	☐	☐
187. Brendan Merriman	☐	☐	☐
188. Gary Potts	☐	☐	☐

7.50 Goshawk Dedicated Limited

Nominees:	For	Against	Abstain
189. Siobhan Hextall	☐	☐	☐
190. Brendan Merriman	☐	☐	☐
191. Derek Reid	☐	☐	☐

7.51 Goshawk Insurance Holdings Limited

Nominees:	For	Against	Abstain
192. Siobhan Hextall	☐	☐	☐
193. Brendan Merriman	☐	☐	☐
194. Derek Reid	☐	☐	☐

7.52 Guillamene Holdings Limited

Nominees:	For	Against	Abstain
195. Brendan Merriman	☐	☐	☐

7.53 Harper Holding, Sà r.l.

Nominees:	For	Against	Abstain
196. John Cassin	☐	☐	☐

7.54 Harper Insurance Limited

Nominees:	For	Against	Abstain
197. Guy Bowker	☐	☐	☐
198. Karen Esdale	☐	☐	☐
199. Orla Gregory	☐	☐	☐
200. Paul O'Shea	☐	☐	☐
201. Duncan Scott	☐	☐	☐

7.55 Hong Kong Reinsurance Company Limited

Nominees:	For	Against	Abstain
202. Siobhan Hextall	☐	☐	☐
203. Sandra O'Sullivan	☐	☐	☐

7.56 Inter-Ocean Reinsurance (Ireland) Limited

Nominees:	For	Against	Abstain
204. Orla Gregory	☐	☐	☐
205. Kevin O'Connor	☐	☐	☐

7.57 KaylaRe Holdings Ltd.

Nominees:	For	Against	Abstain
206. Paul Bohus	☐	☐	☐
207. Guy Bowker	☐	☐	☐
208. Orla Gregory	☐	☐	☐
209. Duncan Scott	☐	☐	☐

7.58 KaylaRe Ltd.

Nominees:	For	Against	Abstain
210. Paul Bohus	☐	☐	☐
211. Elizabeth DaSilva	☐	☐	☐
212. Daniel Lovett	☐	☐	☐
213. John Thompson	☐	☐	☐
214. Theo Wilkes	☐	☐	☐

7.59 Kenmare Holdings Ltd.

Nominees:	For	Against	Abstain
215. Guy Bowker	☐	☐	☐
216. Karen Esdale	☐	☐	☐
217. Orla Gregory	☐	☐	☐
218. Duncan Scott	☐	☐	☐

7.60 Kinsale Brokers Limited

Nominees:	For	Against	Abstain
219. David Atkins	☐	☐	☐
220. Shaun Holden	☐	☐	☐
221. Brendan Merriman	☐	☐	☐

7.61 Laguna Life Holdings S.à r.l.

Nominees:	For	Against	Abstain
222. Guy Bowker	☐	☐	☐
223. John Cassin	☐	☐	☐

7.62 Lipe Corporation

Nominees:	For	Against	Abstain
224. Joseph A. Stancati	☐	☐	☐
225. Vicki L. Stringham	☐	☐	☐

7.63 Maiden Reinsurance North America, Inc.

Nominees:	For	Against	Abstain
226. Paul Brockman	☐	☐	☐
227. Louis Dimopoulos	☐	☐	☐
228. Sharon Fletcher	☐	☐	☐
229. Jennifer Miu	☐	☐	☐
230. Steven Norrington	☐	☐	☐
231. Teresa Reali	☐	☐	☐
232. Robert Redpath	☐	☐	☐
233. Richard Seelinger	☐	☐	☐
234. Michael Sheehan	☐	☐	☐

7.64 Mercantile Indemnity Company Limited

Nominees:	For	Against	Abstain
235. David Atkins	☐	☐	☐
236. Christopher Forbes	☐	☐	☐
237. Brendan Merriman	☐	☐	☐
238. Karl Murphy	☐	☐	☐
239. Jeremy Riley	☐	☐	☐
240. Darren S. Truman	☐	☐	☐
241. Steven Western	☐	☐	☐

7.65 Midland Brake, Inc.

Nominees:	For	Against	Abstain
242. Joseph A. Stancati	☐	☐	☐
243. Vicki L. Stringham	☐	☐	☐

7.66 North Bay Holdings Limited

Nominees:	For	Against	Abstain
244. Darran Baird	☐	☐	☐
245. Guy Bowker	☐	☐	☐
246. James Carey	☐	☐	☐
247. Orla Gregory	☐	☐	☐
248. Paul O'Shea	☐	☐	☐

7.67 Northshore Holdings Limited

Nominees:	For	Against	Abstain
249. Darran Baird	☐	☐	☐
250. Guy Bowker	☐	☐	☐
251. James Carey	☐	☐	☐
252. Orla Gregory	☐	☐	☐
253. Paul O'Shea	☐	☐	☐

7.68 Paladin Managed Care Services, Inc.

Nominees:	For	Against	Abstain
254. Paul Brockman	▢	▢	▢
255. Jeffrey D. Miller	▢	▢	▢
256. Steven Norrington	▢	▢	▢
257. Richard Seelinger	▢	▢	▢

7.69 Pavonia Life Insurance Company of New York

Nominees:			
258. Paul Brockman	▢	▢	▢
259. John A. Dore	▢	▢	▢
260. Ann Lagomarsino	▢	▢	▢
261. Jennifer Miu	▢	▢	▢
262. Daniel O'Brien	▢	▢	▢
263. Robert Redpath	▢	▢	▢
264. Richard Seelinger	▢	▢	▢
265. Philip Toohey	▢	▢	▢

7.70 Prattville Mfg., Inc.

Nominees:			
266. Joseph A. Stancati	▢	▢	▢
267. Vicki L. Stringham	▢	▢	▢

7.71 Providence Washington Insurance Company

Nominees:			
268. Paul Brockman	▢	▢	▢
269. Jennifer Miu	▢	▢	▢
270. Teresa Reali	▢	▢	▢
271. Robert Redpath	▢	▢	▢
272. Richard Seelinger	▢	▢	▢

7.72 Regis Agencies Limited

Nominees:			
273. Siobhan Hextall	▢	▢	▢
274. Brendan Merriman	▢	▢	▢

7.73 Reinz Wisconsin Gasket LLC

Nominees:			
275. Joseph A. Stancati	▢	▢	▢
276. Vicki L. Stringham	▢	▢	▢

7.74 River Thames Insurance Company Limited

Nominees:			
277. David Atkins	▢	▢	▢
278. Christopher Forbes	▢	▢	▢
279. Brendan Merriman	▢	▢	▢
280. Karl Murphy	▢	▢	▢
281. Jeremy Riley	▢	▢	▢
282. Ann Slade	▢	▢	▢
283. Darren S. Truman	▢	▢	▢

7.75 Rombalds Run-Off Limited

Nominees:	For	Against	Abstain
284. David Atkins	▢	▢	▢
285. Gary Griffiths	▢	▢	▢
286. Max Lewis	▢	▢	▢
287. Brendan Merriman	▢	▢	▢
288. Steven Western	▢	▢	▢

7.76 SGL No.1 Limited

Nominees:			
289. James Lee	▢	▢	▢
290. Brendan Merriman	▢	▢	▢

7.77 SGL No.3 Limited

Nominees:			
291. Siobhan Hextall	▢	▢	▢
292. Brendan Merriman	▢	▢	▢

7.78 Shelbourne Group Limited

Nominees:			
293. Siobhan Hextall	▢	▢	▢
294. Brendan Merriman	▢	▢	▢
295. Darren S. Truman	▢	▢	▢

7.79 StarStone Bermuda Intermediaries Ltd.

Nominees:			
296. Jonathan Bell	▢	▢	▢
297. Steven Brown	▢	▢	▢
298. Duncan Scott	▢	▢	▢

7.80 StarStone Corporate Capital 1 Limited

Nominees:			
299. Alexandra Cliff	▢	▢	▢
300. Rachel Delhaise	▢	▢	▢

7.81 StarStone Corporate Capital 2 Limited

Nominees:			
301. Alexandra Cliff	▢	▢	▢
302. Clare Traxler	▢	▢	▢

7.82 StarStone Corporate Capital Limited

Nominees:			
303. Alexandra Cliff	▢	▢	▢

7.83 StarStone Finance Limited

Nominees:			
304. Alexandra Cliff	▢	▢	▢
305. David Message	▢	▢	▢

7.84 StarStone Insurance Bermuda Limited

Nominees:	For	Against	Abstain
306. Guy Bowker	▢	▢	▢
307. Karen Esdale	▢	▢	▢
308. Orla Gregory	▢	▢	▢
309. Walker Rainey	▢	▢	▢
310. Duncan Scott	▢	▢	▢

7.85 StarStone Insurance SE

Nominees:			
311. Michael Handler	▢	▢	▢
312. Donat Marxer	▢	▢	▢
313. Ian Poynton	▢	▢	▢

7.86 StarStone Insurance Services Limited

Nominees:			
314. Samantha Gabbidon	▢	▢	▢
315. Udo Pickartz	▢	▢	▢
316. Simon Schnorr	▢	▢	▢
317. Benjamin Wilson	▢	▢	▢

7.87 StarStone National Insurance Company

Nominees:			
318. Paul Brockman	▢	▢	▢
319. Nancy Hammer	▢	▢	▢
320. Jennifer Miu	▢	▢	▢
321. Robert Redpath	▢	▢	▢
322. Richard Seelinger	▢	▢	▢
323. Mark Sioma	▢	▢	▢
324. R. Lincoln Trimble Jr.	▢	▢	▢

7.88 StarStone Specialty Holdings Limited

Nominees:			
325. Darran Baird	▢	▢	▢
326. Guy Bowker	▢	▢	▢
327. James Carey	▢	▢	▢
328. Alexandra Cliff	▢	▢	▢
329. Orla Gregory	▢	▢	▢
330. John Henderickson	▢	▢	▢
331. David Message	▢	▢	▢
332. Paul O'Shea	▢	▢	▢
333. Walker Rainey	▢	▢	▢
334. Chris Rash	▢	▢	▢
335. John Shettle	▢	▢	▢
336. R. Lincoln Trimble Jr.	▢	▢	▢

7.89 StarStone Specialty Insurance Company

Nominees:	For	Against	Abstain
337. Paul Brockman	☐	☐	☐
338. Nancy Hammer	☐	☐	☐
339. Jennifer Miu	☐	☐	☐
340. Robert Redpath	☐	☐	☐
341. Richard Seelinger	☐	☐	☐
342. Mark Sioma	☐	☐	☐
343. R. Lincoln Trimble Jr.	☐	☐	☐

7.90 StarStone Specialty Insurance Company - Escritório de Representação no Brasil Ltda.

Nominees:			
344. Oscar Lolato	☐	☐	☐

7.91 StarStone Underwriting Australia Pty Ltd

Nominees:			
345. Robin Barham	☐	☐	☐
346. Sandra O'Sullivan	☐	☐	☐
347. Udo Pickartz	☐	☐	☐

7.92 StarStone Underwriting Limited

Nominees:			
348. Andrew Agnew	☐	☐	☐
349. Colm Barrett	☐	☐	☐
350. Alexandra Cliff	☐	☐	☐
351. Rachel Delhaise	☐	☐	☐
352. Ewen Gilmour	☐	☐	☐
353. George Maina	☐	☐	☐
354. Darren S. Truman	☐	☐	☐
355. Simon Urry	☐	☐	☐
356. John Wardrop	☐	☐	☐

7.93 StarStone Underwriting Services B.V.

Nominees:			
357. Caroline Barendregt	☐	☐	☐
358. Rachel Delhaise	☐	☐	☐
359. Samantha Gabbidon	☐	☐	☐
360. Udo Pickartz	☐	☐	☐
361. Jaap Gispen	☐	☐	☐

7.94 StarStone US Holdings, Inc.

Nominees:			
362. Nancy Hammer	☐	☐	☐
363. Steven Norrington	☐	☐	☐
364. Mark Sioma	☐	☐	☐
365. R. Lincoln Trimble Jr.	☐	☐	☐

7.95 StarStone US Intermediaries, Inc.

Nominees:	For	Against	Abstain
366. Nancy Hammer	☐	☐	☐
367. Steven Norrington	☐	☐	☐
368. Mark Sioma	☐	☐	☐
369. R. Lincoln Trimble Jr.	☐	☐	☐

7.96 StarStone US Services, Inc.

Nominees:			
370. Nancy Hammer	☐	☐	☐
371. Steven Norrington	☐	☐	☐
372. R. Lincoln Trimble Jr.	☐	☐	☐

7.97 Torus Business Solutions Private Ltd.

Nominees:			
373. Gaurav Kapoor	☐	☐	☐
374. Mark Kern	☐	☐	☐
375. Theo Wilkes	☐	☐	☐

7.98 United Brake Systems Inc.

Nominees:			
376. Joseph A. Stancati	☐	☐	☐
377. Vicki L. Stringham	☐	☐	☐

7.99 Vander Haeghen & Co SA

Nominees:			
378. Gregg Delforge	☐	☐	☐
379. Kim Torbeyns	☐	☐	☐

7.100 Yosemite Insurance Company

Nominees:			
380. Paul Brockman	☐	☐	☐
381. Jennifer Miu	☐	☐	☐
382. Teresa Reali	☐	☐	☐
383. Robert Redpath	☐	☐	☐
384. Richard Seelinger	☐	☐	☐